STATEMENT OF ADDITIONAL INFORMATION

           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                    issued by

                           RBC VARIABLE LIFE ACCOUNT A

                                       and

                         LIBERTY LIFE INSURANCE COMPANY

         (FORMERLY KNOWN AS BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA)



This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2007 for the Flexible Premium Adjustable Variable Life Insurance Policy. The Prospectus concisely sets forth information that a prospective investor ought to know before investing. For a copy of the prospectus, call or write us at: (800) 423-9398, P.O. Box 19086, Greenville, SC 29602-9086.

This Statement of Additional Information is dated May 1, 2007.



                                TABLE OF CONTENTS

                                                                          Page

GENERAL INFORMATION AND HISTORY OF THE COMPANY
AND THE SEPARATE ACCOUNT                                                   3

  The Company                                                              3
  The Separate Account                                                     3

ADMINISTRATOR                                                              3

CUSTODIAN                                                                  3

EXPERTS                                                                    4

LEGAL OPINIONS                                                             4

ADDITIONAL INFORMATION ABOUT THE POLICIES                                  4

  Misstatement of Age or Sex                                               4
  Our Right to Contest                                                     4
  Suicide                                                                  5
  Payment Options                                                          5
  Extension of Maturity Date                                               6
  Net Amount at Risk                                                       6
  Valuation of Separate Account Assets                                     6
  Suspension of Payments or Transfers                                      7

SALE OF THE POLICIES                                                       8

ADDITIONAL INFORMATION ABOUT CHARGES                                       9

  Reduction or Elimination of the Surrender Charge                         9

INCREASE IN FACE AMOUNT                                                   10

PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS                        10

FEDERAL TAX STATUS                                                        11

FINANCIAL STATEMENTS                                                      16





                 GENERAL INFORMATION AND HISTORY OF THE COMPANY
                            AND THE SEPARATE ACCOUNT

The Company

On June 30, 2006, Business Men's Assurance Company of America merged with its affiliate, Liberty Life Insurance Company and changed its name to Liberty Life Insurance Company as of that same date. Liberty Life Insurance Company (the "Company"), which operates under the RBC Insurance(R) brand, P.O. Box 1389,
Greenville, SC 29602-1389, was incorporated on July 1, 1909 under the laws of the state of Missouri and as of December 31, 2003, became a South Carolina domiciled insurance company. The Company is the principal (wholly owned) U.S. subsidiary of Royal Bank of Canada (RBC). RBC is Canada's largest bank as measured by assets and market capitalization and one of North America's leading diversified financial services companies. RBC provides personal and commercial banking, wealth management services, insurance, corporate and investment banking and transaction processing services on a global basis. The Company is licensed to do business in the District of Columbia and all states except New York.

The Separate Account

The Company established RBC Variable Life Account A, a separate account (the "Separate Account"), on December 1, 1998 under Missouri law. Prior to May 1, 2006, the Separate Account was known as BMA Variable Life Account A. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended and qualifies as a "separate account" within the meaning of Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

                                 ADMINISTRATOR

We have hired IBM Business Transformation Outsourcing Insurance Services Corporation ("administrator"), 2000 Wade Hampton Blvd., Greenville, SC 29615-1064, to perform certain administrative services regarding the Policies. The administrative services include issuance of the Policy and maintenance of Policy records. Claims are handled jointly between RBC and the administrator. The administrator has been compensated for the past three years based on a minimum monthly fee for providing unit value calculations and a minimum fee for policy administration.

                                    CUSTODIAN

We hold the title to the assets of the Separate Account. These assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account.

We maintain records of all purchases and redemptions of fund shares held by each of the Subaccounts of the Separate Account.


                                     EXPERTS

The financial statements of the Subaccounts comprising the RBC Variable Life Account A included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory-basis financial statements of Liberty Life Insurance Company as of December 31, 2006 and 2005 and for the years then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (which reports express an unqualified opinion on such statutory-basis financial statements; include an explanatory paragraph that indicates that the financial statements were prepared in accordance with accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America; express an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America; and include an explanatory paragraph relating to the statutory merger that occurred in 2006) and have been so included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.


                                 LEGAL OPINIONS

Blazzard & Hasenauer, P.C., Fairfield, Connecticut and Pompano Beach, Florida has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Policies.


                    ADDITIONAL INFORMATION ABOUT THE POLICIES

Misstatement of Age or Sex

The Age of the Primary Insured is the Age as of his or her nearest birthday on the Policy Date or Policy Anniversary. We determine this from the date of birth shown in the application. If the date of birth or sex shown on the Policy
Schedule is not correct, we will adjust the Death Benefit to that which would be purchased by the most recent cost of insurance charge at the correct age and sex.

Our Right to Contest

We cannot contest the validity of the Policy after it has been in effect during the Primary Insured's lifetime for two years from the Policy Date except:

(a) for non payment of Premium; and

(b) the respect to any additional benefits or Policy riders for disability or accidental death.

If the effective date of a rider is later than the Policy Date, the rider will not be contestable as to statements made in the application for such rider after it has been in force during the Insured's lifetime for two years from the effective date of such rider, except with respect to any additional benefits or Policy riders for disability of accidental death. Any increase in Specified Amount effective after the Policy Date will not be contestable after such increase has been in force during the lifetime of the Primary Insured for the two years that follow the effective date of such increased Specified amount.

If the Policy lapses and it is reinstated, RBC cannot contest any statements made in the Reinstatement application after the Policy has been in force during the lifetime of the Primary Insured for two years from the effective date of the Reinstatement application.

Suicide

If while the Policy is in force the Primary Insured commits suicide, while sane or insane, within two years from the Policy Date, the benefit payable will be limited to all Premiums paid, less indebtedness and less any prior partial surrenders. There will be a further deduction from the benefit payable for the total rider charges, if any, for additional Insureds covered under the Policy.

If while the Policy is in force the Primary Insured commits suicide, while sane or insane, within two years from the effective date of any increase in coverage or additional benefits for the Primary Insured, the benefit payable with respect to such increase or additional benefits will be limited to the Premium paid for the cost of such increased coverage or additional benefits.

Payment Options

The Death Proceeds or proceeds payable upon maturity of the Policy may be paid in a lump sum or may be applied to one of the following Payment Options:

Option 1 - Life Annuity

Option 2 - Life Annuity with 120 or 240 Monthly Annuity Payments Guaranteed

Option 3 - Joint and Last Survivor Annuity

Option 4 - Joint and Last Survivor Annuity with 120 or 240 Monthly Annuity
                  Payments Guaranteed

Payments under the Payment Options do not vary with the performance of the Investment Options.

Consult your Policy regarding the Payment Option provisions.

Extension of Maturity Date

The Policy provides that RBC will pay the Accumulation Value of the Policy, less Indebtedness, to you on the Maturity Date if the Primary Insured is then living. Unless an extension is requested, the Maturity Date will be the Policy Anniversary Date nearest the Primary Insured's 100th birthday.

At any time within the twelve calendar months prior to the Maturity Date, you may request that the Maturity Date be extended through the Extension of Maturity Date Rider. If RBC received your written request prior to the Maturity Date and all past due Monthly Deductions have been paid, the Policy will continue in force beyond the Maturity Date until the earlier of the death of the Primary Insured or the date that we receive your request to surrender the Policy. No rider will be extended past the original Policy Maturity Date.

Once the Maturity Date extension is in place, the Death Benefit will be the Accumulation Value, less any Indebtedness. The Monthly Deduction will no longer be deducted and no new Premiums will be accepted. Interest or loans, if any, will continue to accrue and will be added to the total Indebtedness.

Loan repayments will be accepted. There is no charge for this rider. See the prospectus "The Policy - Maturity Date."

Net Amount at Risk

Level Death Benefit Option. For the Level Death Benefit Option, the Net Amount at Risk is the greater of:

1.   the Specified Amount divided by 1.0032737 less the Accumulation Value; and

2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage (shown in the prospectus under "Death Benefits") divided by 1.0032737, less the Accumulation Value.

Adjustable Death Benefit Option. For the Adjustable Death Benefit Option, the Net Amount at Risk is the greater of:

1. the Specified Amount plus the Accumulation Value divided by 1.0032737, less the Accumulation Value, and

2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage divided by 1.0032737, less the Accumulation Value.

Valuation of Separate Account Assets

The Separate Account is divided into Subaccounts. The assets are valued as follows:

Accumulation Units. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Subaccounts of the Separate Account as a result of Premiums, surrenders, transfers, or fees and charges. RBC will determine the number of Accumulation Units of a Subaccount purchased or canceled by dividing the amount allocated to (or the amount withdrawn from) the Subaccount by the dollar value of one Accumulation Unit of the Subaccount as of the end of the Business Day during which the request for the transaction is received at the Service Center.

Accumulation Unit Value. The Accumulation Unit Value for each Subaccount was arbitrarily set initially. Subsequent Accumulation Unit Values for each Subaccount are determined by multiplying the Accumulation Unit Value for the immediately preceding Business Day by the Net Investment Factor for the Subaccount for the current Business Day.

The Accumulation Unit Value may increase or decrease from Business Day to Business Day.

Net Investment Factor. The Net Investment Factor is equal to (1-C-D) multiplied by A divided by B, where:

A is the (i) net asset value per share of the Investment Option held in the Subaccount at end of the current Business Day; plus (ii) any dividend or capital gains per share declared on behalf of such Investment Option that has an ex-dividend date within the current Business Day.

B is the net asset value per share of the Investment Option held by the Subaccount for the immediately preceding Business Day.

C is a charge factor, if any, for any taxes or any tax reserve RBC has established as a result of the operation or maintenance of the Separate Account.

D is the Fund Facilitation Fee, if applicable.

Suspension of Payments or Transfers

We may be required to suspend or postpone any payments or transfers involving a Subaccount for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of shares of the Investment Options is not reasonably practicable or RBC cannot reasonably value the shares of the Investment Options;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable on surrender, or Policy Loan from the Fixed Account for not more than six months.

                              SALE OF THE POLICIES

JBS Investment Group, LLC ("Distributor") acts as the distributor and principal underwriter of the Policies. Prior to May 1, 2007, Tamarack Distributors Inc. ("Tamarack") was the principal underwriter of the Policies. The offering is on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD. Distributor will enter into selling agreements with other broker-dealers ("selling firms") and will compensate them for their services. Distributor may also offer the Policies directly to potential purchasers.

We pay sales commissions in connection with the sale of the Policies. Currently, broker-dealers will be paid first-year commissions equal to up to 115% of target premium and 3% of premium received in excess of the target premium. Target premium is the premium calculated when a Policy is issued, based on the Insured's age, sex and risk class. In Policy Years 2-10, broker-dealers are paid commissions equal to up to 5% of target premium and 3% of premium received in excess of the target premium. In Policy Years 11 and beyond, broker-dealers will be paid commissions equal to .25% annually of the Policy's unloaned Accumulation Value, paid quarterly.

Tamarack, the prior distributor, received sales compensation with respect to the Policies in the Separate Account in the following amounts during the periods indicated:


                                                     Aggregate Amount of
                                                    Commissions Retained
Fiscal             Aggregate Amount of                By Tamarack After
Year          Commissions Paid to Tamarack        Payments to Selling Firms

2004                     $ 144,601                           $ - 0 -
2005                     $ 110,130                           $ - 0 -
2006                     $ 110,970                           $ - 0 -

Distributor intends to pass through commissions to selling firms for their sales. In addition, we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the Policies.

We and Distributor pay compensation to selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional and varied compensation to selected firms, including marketing allowances, preferred status fees, continuing education, training, client seminars, firm conferences and industry conference fees. We and the Distributor have put procedures in place whereby we assess the potential effectiveness of our relationship with the selling firms. It is our policy to focus our attention and additional compensation on those firms ("Focus Firms") that provide us the opportunity to provide continuing education and training to the firm's registered representatives to participate in client seminars and to attend and participate in firm conferences. Our selection of Focus Firms is subjective on our part and reflects our assessment of potential results of the relationship. The additional compensation may or may not be based on prior sales. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford us a "preferred" status at the recipient broker-dealer firm and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer's sales force that may otherwise influence the way that the broker-dealer and the registered representative market the contracts. The following list sets forth the names of the firms that received material additional compensation in 2006 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Policies).

Berthel Fisher & Company Financial Services Inc.
Blue Vase Securities, LLC
Capital Financial Services Inc.
Centaurus Financial Inc.
Commonwealth Financial Network
Fintegra Financial Solutions
First Allied Securities, Inc.
H & R Block Financial Advisors Inc.
Harbour Investments Inc.
Investors Capital Corp.
KMS Financial Services Inc.
LaSalle St. Securities LLC
Pacific West Securities, Inc.
QA3 Financial Corp.
Questar Capital Corp.
US Allianz Securities, Inc.

The prospectus contains more information regarding the Distributor.


                      ADDITIONAL INFORMATION ABOUT CHARGES

Reduction or Elimination of the Surrender Charge

We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances which reduce our sales expense. Some examples are: if there is a large group of individuals that will be purchasing the Policy or a prospective purchaser already had a relationship with us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of RBC or any of its affiliates.

                             INCREASE IN FACE AMOUNT

For the purpose of determining the net amount at risk on a Monthly Anniversary Day under the Level Death Benefit Option, the Accumulation Value on that day is allocated to the original Specified Amount and any subsequent increases in Specified Amount in the following manner.

The Specified Amount is comprised of coverage segments for the original Specified Amount and for each increase in Specified Amount. Each coverage segment has its own cost of insurance rates based on the Issue Age, sex, and Rate Class of the Primary Insured on the effective date of the coverage segment, and also on the duration from its effective date. Each of these coverage segments may be reduced from time to time due to partial surrenders and requested decreases in Specified Amount, according to the rules covering partial surrenders and decreases described in the Policy and the prospectus. Under the Level Death Benefit Option, any excess of the total Death Benefit over the Specified Amount is considered to be a part of the original Specified Amount coverage segment.

On the Monthly Anniversary Day, the amount of each coverage segment is divided by the monthly discount factor of 1.0032737. The Accumulation Value on that day is then allocated to the discounted coverage segments, beginning with the original Specified Amount discounted coverage segment. If the Accumulation Value is less than or equal to the original Specified Amount discounted coverage segment, then it is allocated entirely to that segment. If the Accumulation Value is greater than the original Specified Amount discounted coverage segment, then the excess is allocated to the next most recently effective discounted coverage segment, and so on up through the discounted coverage segment with the most recent effective date. The Accumulation Value allocation for any coverage segment may not exceed the discounted amount of that segment.

Once the Accumulation Value has been completely allocated, the net amount at risk is determined for each coverage segment by subtracting its allocated Accumulation Value from the discounted amount of that segment. Each coverage segment net amount at risk is then multiplied by the cost of insurance rate for that segment, resulting in the cost of insurance for that segment. The cost of insurance for the Policy is the sum of the cost of insurance calculations for all of the coverage segments.

On each subsequent Monthly Anniversary Day, the entire Accumulation Value is re-allocated to the coverage segments in the manner described above.

               PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS

From time to time, we may report different types of historical performance for the Investment Options available under the Policy. We may report the average annual total returns of the funds over various time periods. Such returns will reflect the operating expenses (including management fees) of the funds, but not deductions at the Separate Account or Policy level for Risk Charges and Policy expenses, which, if included, would reduce performance.

At the request of a purchaser, RBC will accompany the returns of the funds with at least one of the following: (i) returns, for the same periods as shown for the funds, which include deductions under the Separate Account for the Risk Charge in addition to the deductions of fund expenses, but does not include other charges under the Policy; or (ii) a personalized illustration of Death Benefits, Accumulation Values and Cash Surrender Values. The Cash Surrender Value figures will assume all fund charges, the Risk Charge, and all other Policy charges are deducted. The Accumulation Value figures will assume all charges are deducted except the Surrender Charges.

We also may distribute sales literature comparing the percentage change in the net asset values of the funds or in the Accumulation Unit Values for any of the Investment Options to established market indices, such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Investment Options being compared.

                               FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that the Policies to be issued will qualify as "life insurance contracts" under
Section 7702. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as "life insurance" under Federal income tax laws. Purchasers should consult their own tax advisors. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

Introduction. The discussion herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state or other tax laws. Moreover, this discussion is based upon our understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those Federal income tax laws or of the current interpretations by the Internal Revenue Service.

The Company is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of Federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies such as these Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if:

(i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

(ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

(iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

(iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that each Investment Option underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

Owner Control. Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not the Company, would be considered the owner of the shares of the Investment Options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of the Company and the manager of the underlying investments, no arrangement may exist between a policy owner and the Company regarding specific investments or investment objectives for the underlying investments and a policy owner may not communicate with the underlying investment manager or the Company regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Policy. It remains unclear to what extent under Federal tax law owners are permitted to make transfers among the Investment Options or the number and type of Investment Options owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Policy, could be treated as the Owner of the Investment Options.

Due to the uncertainty in this area, the Company reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Tax Treatment of the Policy. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code which requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, RBC has relied on proposed regulations and interim guidance provided by the IRS. Furthermore, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While RBC has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with RBC's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisors with respect to the tax consequences of purchasing the Policy.

Policy Proceeds. The tax treatment accorded to loan proceeds and/or surrender payments from the Policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, RBC believes that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludible from the gross income of the Beneficiary under Section 101(a) of the Code. Also, the Owner is not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Owner or Beneficiary. For example, when all or part of the Policy or benefits under the Policy are transferred or paid to an individual two or more generations younger than the Policy Owner, a generation skipping transfer tax may be owed.

Tax Treatment of Loans and Surrenders. Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then surrenders and/or loans (including loans secured by assignment or pledge of the Policy) are taxable to the extent of income in the Policy. In addition, such distributions from a Policy within two years before it becomes a MEC will also be taxed in this manner. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the termination of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions:

1.   made on or after the date on which the taxpayer reaches age 59 1/2;

2. which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

3. which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Any loans from a Policy which is not classified as a MEC, will be treated as indebtedness of the Owner and not a distribution. Upon complete surrender or termination of the Policy, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Owner, the excess generally will be treated as ordinary income.

Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will generally be allowed for interest on loans under Policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer except for, in limited circumstances, policies on "key persons" as that term is defined in the Code. The deductibility of interest payable on Policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

You should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

Payment Options. Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which its annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Multiple Policies. The Code further provides that multiple MECs which are issued within a calendar year period to the same Owner by one company or its affiliates are treated as one MEC for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax advisor prior to purchasing more than one MEC in any calendar year period.

Tax Treatment of Assignments. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax advisor should you wish to assign or change the Owner of your Policy.

1035 Exchanges. The exchange of one life insurance policy for another life insurance policy is generally not taxed unless cash is distributed or a loan is reduced as part of the exchange. However, the insured(s) under the new policy must be the same as the insured(s) under the exchanged policy.

Qualified Plans. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent Qualified Plans consultant.

Income Tax Withholding. All distributions or the portion thereof which is includible in gross income of the Owner are subject to federal income tax withholding. However, the Owner in most cases may elect not to have taxes withheld. The Owner may be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient.

Business Use. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, in recent years, Congress and the IRS have adopted new rules relating to life insurance owned by businesses including split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

State Law. State regulations require that the Policy Owner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for Federal tax purposes.

                              FINANCIAL STATEMENTS

The statements of net assets of the Subaccounts comprising the RBC Variable Life Account A as of December 31, 2006, and the related statements of operations and changes in net assets for the years ended December 31, 2006 and December 31, 2005, and the independent registered public accounting firm's reports with respect thereto, follow.

The audited statutory-basis financial statements of the Company as of December 31, 2006 and 2005 and for each of the years in the two year period ended December 31, 2006, which are also included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

                          RBC Variable Life Account A

                          Financial Statements as of
                        December 31, 2006, and for the
                    Years Ended December 31, 2006 and 2005,
                     and Report of Independent Registered
                            Public Accounting Firm

                          RBC VARIABLE LIFE ACCOUNT A

                               TABLE OF CONTENTS

                                                                                              Page
                                                                                            ---------
Report of Independent Registered Public Accounting Firm....................................       F-1

Financial Statements as of December 31, 2006, and for the years ended December 31, 2006 and
  2005:

   Statement of Net Assets.................................................................   F-2-F-3

   Statements of Operations and Changes in Net Assets......................................  F-4-F-21

   Notes to Financial Statements........................................................... F-22-F-41

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Liberty Life Insurance Company and
Contract Owners of RBC Variable Life Account A:

   We have audited the accompanying statement of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the RBC Variable Life Account A (the "Account") of Liberty Life Insurance Company ("LLIC") as of December 31, 2006, and the related statements of operations and changes in net assets for each of the individual sub-accounts which comprise the Account for each of the periods during the two years then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The sub-accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the sub-accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2006, by correspondence with the sub-accounts' custodians. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Account as of December 31, 2006, the results of their operations and changes in their net assets for each of the periods during the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

April 25, 2007

                          RBC VARIABLE LIFE ACCOUNT A

                            STATEMENT OF NET ASSETS

                            As of December 31, 2006

                                                                          Number of   Share             Balance Sheet
                                                                         Shares Owned Value     Cost       Amount
                                                                         ------------ ------ ---------- -------------
Net Assets--Investments (Note 1):
40|86 Series Trust:
   Equity Portfolio.....................................................     1,200    $24.79 $   26,101  $   29,758
   Fixed Income Portfolio...............................................       135      9.84      1,329       1,330
The Alger American Fund:
   Growth Portfolio.....................................................     4,420     41.22    150,544     182,191
   Leveraged AllCap Portfolio...........................................     8,907     41.48    250,926     369,474
   Mid Cap Growth Portfolio.............................................    26,974     20.75    518,628     559,702
   Small Capitalization Portfolio.......................................       321     28.42      7,294       9,117
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund............................................   104,122      8.63    651,013     898,569
   VP International Fund................................................       193     10.12      1,330       1,949
   VP Value Fund........................................................    64,565      8.74    514,333     564,301
   VP Ultra Fund........................................................       886     10.04      8,792       8,891
Dreyfus Socially Responsible Growth Fund, Inc...........................       327     28.45     10,663       9,290
Dreyfus Stock Index Fund................................................    28,764     36.15    815,215   1,039,815
Dreyfus Variable Investment Fund--Disciplined Stock Portfolio...........     3,168     25.54     58,951      80,906
Dreyfus Investment Portfolios:
   Emerging Leaders Portfolio...........................................    22,866     21.51    500,699     491,857
   Small Cap Stock Index Portfolio......................................     2,062     18.59     35,992      38,336
Federated Insurance Series:
   International Equity Fund II.........................................        88     17.11      1,386       1,504
   Capital Income Fund II...............................................        12      9.73        117         121
AIM Variable Insurance Funds:
   AIM VI High Yield Fund...............................................    28,868      6.12    180,971     176,674
   AIM VI Capital Development Fund......................................       672     18.43     11,889      12,383
   AIM VI Core Equity Fund..............................................     2,589     27.22     64,766      70,475
Lazard Retirement Series, Inc.--Retirement Small Cap Portfolio..........    44,978     17.31    646,027     778,576
Neuberger & Berman Advisors Management Trust:
   Partners Portfolio...................................................       129     21.16      2,156       2,733
Wells Fargo Advantage Funds:
   Opportunity Fund II..................................................       275     24.02      4,533       6,603
   Discovery Fund.......................................................     1,485     16.44     18,385      24,408
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund......................................         1     24.98          8          11
   Worldwide Real Estate Fund...........................................        12     18.83        146         224
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio......................................    22,376     23.75    412,692     531,436
   Fidelity VIP Growth Portfolio........................................     7,905     35.42    252,207     279,984
   Fidelity VIP Money Market Portfolio..................................   589,020      1.00    589,020     589,020
Variable Insurance Products II Fund (VIP II):
   Fidelity VIP II Contrafund Portfolio.................................    34,419     31.11  1,000,645   1,070,765
   Fidelity VIP II Investment Grade Bond Portfolio......................    68,452     12.76    865,139     873,445
Variable Insurance Products III Fund (VIP III)--Fidelity VIP III Mid Cap
 Portfolio..............................................................    20,483     34.77    674,867     712,184
Janus Aspen Series:
   International Growth Portfolio.......................................    31,287     51.21    863,344   1,602,187
   Large Cap Growth Portfolio...........................................        55     23.12        943       1,262
   Growth and Income Portfolio..........................................       463     18.66      5,661       8,638
   Small Company Value Portfolio........................................     1,638     19.89     29,545      32,572

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                            As of December 31, 2006

                                           Number of   Share              Balance Sheet
                                          Shares Owned Value     Cost        Amount
                                          ------------ ------ ----------- -------------
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio.............     3,814    $15.28 $    54,140  $    58,272
   Bond Debenture Portfolio..............       829     11.84       9,945        9,816
   Growth and Income Portfolio...........    43,111     29.34   1,170,703    1,264,867
   Mid Cap Value Portfolio...............    17,382     21.78     376,443      378,580
T. Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio............    35,848     10.52     336,501      377,126
   Equity Income Portfolio II............     9,507     24.80     216,544      235,774
   Health Sciences Portfolio II..........     5,091     12.60      58,247       64,150
   Personal Strategy Balanced Portfolio..    16,622     19.57     304,140      325,285
Vanguard Variable Insurance Fund:
   Mid Cap Index Portfolio...............     6,054     19.85     111,930      120,162
   REIT Index Portfolio..................     9,848     24.98     209,486      245,991
   Total Bond Market Index Portfolio.....     2,460     11.22      26,932       27,597
   Total Stock Market Index Portfolio....     3,161     31.27      94,364       98,856
   Small Company Growth Portfolio........     5,751     19.32     110,488      111,101
   Capital Growth Portfolio..............     5,499     17.06      87,601       93,817
                                                              -----------  -----------
Net Assets...............................                     $12,343,721  $14,472,085
                                                              ===========  ===========

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                     For the year ended December 31, 2006

                                                         40|86 Series Trust              The Alger American Fund
                                                         ------------------  ----------------------------------------------
                                                                     Fixed              Leveraged   Mid Cap       Small
                                                          Equity    Income    Growth     AllCap     Growth    Capitalization
                                                         Portfolio Portfolio Portfolio  Portfolio  Portfolio    Portfolio
                                                         --------- --------- ---------  ---------  ---------  --------------
Net investment income (loss)
   Ordinary dividend income.............................  $    --   $   --   $     237  $      --  $      --     $    --
   Fund facilitation fee................................       --       --          --         --         --          --
                                                          -------   ------   ---------  ---------  ---------     -------
Net investment income (loss)............................       --       --         237         --         --          --
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions..      970       --      44,313     58,708    114,179        (398)
   Capital gain distributions...........................       --       --          --         --     76,431          --
   Increase (decrease) in unrealized appreciation on
    investments.........................................     (438)      (6)    (30,956)     8,311   (125,447)      2,070
                                                          -------   ------   ---------  ---------  ---------     -------
Net realized and unrealized gain (loss) on investments..      532       (6)     13,357     67,019     65,163       1,672
                                                          -------   ------   ---------  ---------  ---------     -------
Increase (decrease) in net assets resulting from
 operations.............................................      532       (6)     13,594     67,019     65,163       1,672
Capital share transactions:
   Deposits.............................................       --       --       5,460     13,859     35,585           5
   Surrenders and death benefits........................   (1,512)      --     (16,554)    (6,154)   (56,353)       (825)
   Cost of insurance....................................   (1,346)     (28)    (14,219)   (22,146)   (34,014)       (428)
   Contract charges.....................................     (264)     (11)     (1,620)    (2,855)    (4,748)        (73)
   Policy charges.......................................      (46)      (3)       (735)      (868)    (1,332)        (12)
   Transfers between sub-accounts, including fixed
    interest account....................................   (3,742)      --    (122,120)  (132,846)  (223,535)       (272)
                                                          -------   ------   ---------  ---------  ---------     -------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................   (6,910)     (42)   (149,788)  (151,010)  (284,397)     (1,605)
                                                          -------   ------   ---------  ---------  ---------     -------
Increase (decrease) in net assets.......................   (6,378)     (48)   (136,194)   (83,991)  (219,234)         67
Net assets--beginning of year...........................   36,136    1,378     318,385    453,465    778,936       9,050
                                                          -------   ------   ---------  ---------  ---------     -------
      Net assets--end of year...........................  $29,758   $1,330   $ 182,191  $ 369,474  $ 559,702     $ 9,117
                                                          =======   ======   =========  =========  =========     =======

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2006

                                                     American Century Variable                                  Dreyfus Variable
                                                         Portfolios, Inc.                 Dreyfus               Investment Fund
                                            ------------------------------------------   Socially     Dreyfus   ----------------
                                            VP Income       VP          VP        VP    Responsible    Stock      Disciplined
                                            and Growth International   Value     Ultra    Growth       Index         Stock
                                               Fund        Fund        Fund      Fund   Fund, Inc.     Fund        Portfolio
                                            ---------- ------------- ---------  ------  ----------- ----------  ----------------
Net investment income (loss):
   Ordinary dividend income................  $ 14,689    $    301    $   6,236  $   --    $   10    $   16,080      $    657
   Fund facilitation fee...................        --          --           --      --        --            --            --
                                             --------    --------    ---------  ------    ------    ----------      --------
Net investment income (loss)...............    14,689         301        6,236      --        10        16,080           657
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................    12,082        (342)      34,373      17      (318)       40,277         4,257
   Capital gain distributions..............        --          --       39,341      --        --            --            --
   Increase (decrease) in unrealized
    appreciation on investments............   105,342       3,990        6,801    (177)    1,104        89,304         6,831
                                             --------    --------    ---------  ------    ------    ----------      --------
Net realized and unrealized gain (loss) on
 investments...............................   117,424       3,648       80,515    (160)      786       129,581        11,088
                                             --------    --------    ---------  ------    ------    ----------      --------
Increase (decrease) in net assets resulting
 from operations...........................   132,113       3,949       86,751    (160)      796       145,661        11,745
Capital share transactions:
   Deposits................................    86,064          --       97,891   3,941        --       161,934           501
   Surrenders and death benefits...........   (46,887)    (18,686)      (2,428)     --        --      (114,057)       (2,839)
   Cost of insurance.......................   (42,733)       (798)     (26,764)   (893)     (417)      (59,205)       (3,668)
   Contract charges........................    (6,372)       (140)      (3,930)    (59)      (71)       (7,956)         (623)
   Policy charges..........................    (1,675)        (19)      (2,123)    (17)      (37)       (3,400)         (158)
   Transfers between sub-accounts,
    including fixed interest account.......   (28,982)       (783)    (117,324)      1      (286)     (125,965)      (12,226)
                                             --------    --------    ---------  ------    ------    ----------      --------
Increase (decrease) in net assets resulting
 from capital share transactions...........   (40,585)    (20,426)     (54,678)  2,973      (811)     (148,649)      (19,013)
                                             --------    --------    ---------  ------    ------    ----------      --------
Increase (decrease) in net assets..........    91,528     (16,477)      32,073   2,813       (15)       (2,988)       (7,268)
Net assets--beginning of year..............   807,041      18,426      532,228   6,078     9,305     1,042,803        88,174
                                             --------    --------    ---------  ------    ------    ----------      --------
      Net assets--end of year..............  $898,569    $  1,949    $ 564,301  $8,891    $9,290    $1,039,815      $ 80,906
                                             ========    ========    =========  ======    ======    ==========      ========

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2006

                                                          Dreyfus Investment    Federated Insurance      AIM Variable
                                                              Portfolios              Series           Insurance Funds
                                                         --------------------  --------------------  -------------------
                                                                                                                 AIM VI
                                                         Emerging   Small Cap  International Capital   AIM VI     Core
                                                          Leaders  Stock Index    Equity     Income  High Yield  Stock
                                                         Portfolio  Portfolio     Fund II    Fund II    Fund     Fund*
                                                         --------- ----------- ------------- ------- ---------- --------
Net investment income (loss):
   Ordinary dividend income............................. $     --    $    51      $    4      $  7    $ 14,621  $    630
   Fund facilitation fee................................       --         --          --        --          --        --
                                                         --------    -------      ------      ----    --------  --------
Net investment income (loss)............................       --         51           4         7      14,621       630
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions........................................     (521)       194        (158)       (3)       (351)   10,174
   Capital gain distributions...........................   65,410        290          --        --          --        --
   Increase (decrease) in unrealized appreciation on
    investments.........................................  (23,315)     2,244         432        13       2,225    (6,055)
                                                         --------    -------      ------      ----    --------  --------
Net realized and unrealized gain (loss) on investments..   41,574      2,728         274        10       1,874     4,119
                                                         --------    -------      ------      ----    --------  --------
Increase (decrease) in net assets resulting from
 operations.............................................   41,574      2,779         278        17      16,495     4,749
Capital share transactions:
   Deposits.............................................   93,044     26,292          --        --      24,986     2,072
   Surrenders and death benefits........................  (52,558)       (10)       (485)       --     (12,817)     (573)
   Cost of insurance....................................  (18,531)    (3,160)       (104)       (8)     (9,098)   (2,413)
   Contract charges.....................................   (3,638)      (165)        (13)       (1)     (1,298)     (176)
   Policy charges.......................................   (1,354)      (244)        (10)      (12)       (446)      (86)
   Transfers between sub-accounts, including fixed
    interest account....................................   (9,047)    10,042          --        10       6,548   (96,711)
                                                         --------    -------      ------      ----    --------  --------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................    7,916     32,755        (612)      (11)      7,875   (97,887)
                                                         --------    -------      ------      ----    --------  --------
Increase (decrease) in net assets.......................   49,490     35,534        (334)        6      24,370   (93,138)
Net assets--beginning of year...........................  442,367      2,802       1,838       115     152,304    93,138
                                                         --------    -------      ------      ----    --------  --------
      Net assets--end of year........................... $491,857    $38,336      $1,504      $121    $176,674  $     --
                                                         ========    =======      ======      ====    ========  ========

--------
*  See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2006

                                                                                         Neuberger &
                                                                           Lazard      Berman Advisors
                                              AIM Variable Insurance     Retirement      Management      Wells Fargo Advantage
                                                       Funds            Series, Inc.        Trust                Funds
                                            --------------------------  ------------ ------------------  --------------------
                                                                                      Limited
                                            AIM VI Capital               Retirement  Maturity
                                             Development   AIM VI Core   Small Cap     Bond    Partners  Opportunity Discovery
                                                 Fund      Equity Fund*  Portfolio   Portfolio Portfolio   Fund II     Fund
                                            -------------- ------------ ------------ --------- --------- ----------- ---------
Net investment income (loss):
   Ordinary dividend income................    $    --       $   377      $     --     $  11    $   19     $   --    $     --
   Fund facilitation fee...................         --            --            --        --        --         --          --
                                               -------       -------      --------     -----    ------     ------    --------
Net investment income (loss)...............         --           377            --        11        19         --          --
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................         79           455        27,014        --        20        156       4,246
   Capital gain distributions..............        213            --        59,303        --       290        760          --
   Increase (decrease) in unrealized
    appreciation on investments............        357         5,623        21,038         2       (28)      (187)      1,045
                                               -------       -------      --------     -----    ------     ------    --------
Net realized and unrealized gain (loss) on
 investments...............................        649         6,078       107,355         2       282        729       5,291
                                               -------       -------      --------     -----    ------     ------    --------
Increase (decrease) in net assets resulting
 from operations...........................        649         6,455       107,355        13       301        729       5,291
Capital share transactions:
   Deposits................................      6,292         6,230        85,890        --        --         --           3
   Surrenders and death benefits...........         --          (450)      (47,346)     (360)       --       (610)    (13,676)
   Cost of insurance.......................       (293)       (4,493)      (58,071)      (46)      (55)      (288)     (2,641)
   Contract charges........................        (46)         (362)       (5,860)       (2)      (20)       (48)       (259)
   Policy charges..........................       (128)         (217)       (1,812)       (2)       (6)       (34)        (54)
   Transfers between sub-accounts,
    including fixed interest account.......      3,770        56,852        28,690      (141)       --         (1)       (701)
                                               -------       -------      --------     -----    ------     ------    --------
Increase (decrease) in net assets resulting
 from capital share transactions...........      9,595        57,560         1,491      (551)      (81)      (981)    (17,328)
                                               -------       -------      --------     -----    ------     ------    --------
Increase (decrease) in net assets..........     10,244        64,015       108,846      (538)      220       (252)    (12,037)
Net assets--beginning of year..............      2,139         6,460       669,730       538     2,513      6,855      36,445
                                               -------       -------      --------     -----    ------     ------    --------
      Net assets--end of year..............    $12,383       $70,475      $778,576     $  --    $2,733     $6,603    $ 24,408
                                               =======       =======      ========     =====    ======     ======    ========

--------
*  See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2006

                                                                                                            Variable Insurance
                                                  Van Eck Worldwide           Variable Insurance             Products II Fund
                                                   Insurance Trust           Products Fund (VIP)                 (VIP II)
                                                 ------------------  -----------------------------------  ---------------------
                                                                                                                       Fidelity
                                                                                               Fidelity                 VIP II
                                                 Worldwide Worldwide                              VIP      Fidelity   Investment
                                                 Emerging    Real    Fidelity VIP Fidelity VIP   Money      VIP II      Grade
                                                  Markets   Estate     Overseas      Growth     Market    Contrafund     Bond
                                                   Fund      Fund     Portfolio    Portfolio   Portfolio  Portfolio   Portfolio
                                                 --------- --------- ------------ ------------ ---------  ----------  ----------
Net investment income (loss):
   Ordinary dividend income.....................   $   2     $  3      $  2,954     $    392   $  28,274  $    9,574   $ 31,438
   Fund facilitation fee........................      --       --            --           --          --          --         --
                                                   -----     ----      --------     --------   ---------  ----------   --------
Net investment income (loss)....................       2        3         2,954          392      28,274       9,574     31,438
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions................................     255        8        25,112        5,828          --      82,205     (3,426)
   Capital gain distributions...................      38       58         2,560           --          --      83,543      1,882
   Increase (decrease) in unrealized
    appreciation on investments.................    (212)     (15)       42,613        8,613          --     (66,024)     4,803
                                                   -----     ----      --------     --------   ---------  ----------   --------
Net realized and unrealized gain (loss) on
 investments....................................      81       51        70,285       14,441          --      99,724      3,259
                                                   -----     ----      --------     --------   ---------  ----------   --------
Increase (decrease) in net assets resulting from
 operations.....................................      83       54        73,239       14,833      28,274     109,298     34,697
Capital share transactions:
   Deposits.....................................      --       --       110,226       54,256     319,518     206,429    170,393
   Surrenders and death benefits................      --       --       (24,937)       1,055     (68,371)   (243,029)   (28,759)
   Cost of insurance............................     (39)     (16)      (29,374)     (19,799)    (46,668)    (49,293)   (53,335)
   Contract charges.............................      (4)      (2)       (3,648)      (2,085)     (5,093)     (7,695)    (6,348)
   Policy charges...............................      (5)      (2)       (1,931)      (1,368)     (4,632)     (3,009)    (2,881)
   Transfers between sub-accounts,
    including fixed interest account............    (394)       2        55,723       45,857    (342,341)    127,995    143,505
                                                   -----     ----      --------     --------   ---------  ----------   --------
Increase (decrease) in net assets resulting from
 capital share transactions.....................    (442)     (18)      106,059       77,916    (147,587)     31,398    222,575
                                                   -----     ----      --------     --------   ---------  ----------   --------
Increase (decrease) in net assets...............    (359)      36       179,298       92,749    (119,313)    140,696    257,272
Net assets--beginning of year...................     370      188       352,138      187,235     708,333     930,069    616,173
                                                   -----     ----      --------     --------   ---------  ----------   --------
      Net assets--end of year...................   $  11     $224      $531,436     $279,984   $ 589,020  $1,070,765   $873,445
                                                   =====     ====      ========     ========   =========  ==========   ========


                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2006

                                               Variable
                                              Insurance
                                             Products III                                                   Lord Abbett
                                            Fund (VIP III)              Janus Aspen Series               Series Fund, Inc.
                                            -------------- -------------------------------------------  ------------------
                                               Fidelity                                         Small
                                               VIP III     International Large Cap Growth and  Company  America's   Bond
                                               Mid Cap        Growth      Growth     Income     Value     Value   Debenture
                                              Portfolio      Portfolio   Portfolio Portfolio  Portfolio Portfolio Portfolio
                                            -------------- ------------- --------- ---------- --------- --------- ---------
Net investment income (loss):
   Ordinary dividend income................    $  1,979     $   25,310    $    7    $    267   $    --   $ 1,343  $    564
   Fund facilitation fee...................          --             --        --          --        --        --        --
                                               --------     ----------    ------    --------   -------   -------  --------
Net investment income (loss)...............       1,979         25,310         7         267        --     1,343       564
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................      14,874         94,211       195       5,501       361        65      (420)
   Capital gain distributions..............      66,994             --        --          --       237     1,120        --
   Increase (decrease) in unrealized
    appreciation on investments............     (10,747)       378,204       (59)     (3,988)    3,382     4,133     1,482
                                               --------     ----------    ------    --------   -------   -------  --------
Net realized and unrealized gain (loss) on
 investments...............................      71,121        472,415       136       1,513     3,980     5,318     1,062
                                               --------     ----------    ------    --------   -------   -------  --------
Increase (decrease) in net assets resulting
 from operations...........................      73,100        497,725       143       1,780     3,980     6,661     1,626
Capital share transactions:
   Deposits................................     125,325        199,403        17          --     7,999     3,995     6,292
   Surrenders and death benefits...........     (45,232)       (59,592)     (518)    (11,636)      (15)       --        --
   Cost of insurance.......................     (28,794)       (68,306)     (123)       (725)     (978)   (2,239)   (1,122)
   Contract charges........................      (5,038)       (10,093)      (13)       (156)     (204)     (315)     (150)
   Policy charges..........................      (2,417)        (3,360)      (10)        (24)     (107)      (40)     (172)
   Transfers between sub-accounts,
    including fixed interest account.......      99,241         73,934       (41)     (2,113)   11,749    48,717   (33,009)
                                               --------     ----------    ------    --------   -------   -------  --------
Increase (decrease) in net assets resulting
 from capital share transactions...........     143,085        131,986      (688)    (14,654)   18,444    50,118   (28,161)
                                               --------     ----------    ------    --------   -------   -------  --------
Increase (decrease) in net assets..........     216,185        629,711      (545)    (12,874)   22,424    56,779   (26,535)
Net assets--beginning of year..............     495,999        972,476     1,807      21,512    10,148     1,493    36,351
                                               --------     ----------    ------    --------   -------   -------  --------
      Net assets--end of year..............    $712,184     $1,602,187    $1,262    $  8,638   $32,572   $58,272  $  9,816
                                               ========     ==========    ======    ========   =======   =======  ========

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2006

                                                 Lord Abbett Series Fund, Inc.       T. Rowe Price Equity Series, Inc.
                                                 ----------------------------  --------------------------------------------
                                                                                 Blue                              Personal
                                                 Growth and       Mid Cap        Chip       Equity       Health    Strategy
                                                   Income          Value        Growth      Income      Sciences   Balanced
                                                 Portfolio       Portfolio     Portfolio Portfolio II Portfolio II Portfolio
                                                 ----------      ---------     --------- ------------ ------------ ---------
Net investment income (loss):
   Ordinary dividend income..................... $   14,960      $  1,818      $  1,070    $  2,659     $     --   $  6,491
   Fund facilitation fee........................         --            --            --          --           --         --
                                                   ----------    --------      --------    --------     --------   --------
Net investment income (loss)....................     14,960         1,818         1,070       2,659           --      6,491
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions................................      4,343          (368)        4,004       1,406        1,134      3,759
   Capital gain distributions...................     40,088        28,327            --       6,067           --      9,482
   Increase (decrease) in unrealized
    appreciation on investments.................    122,577         5,933        28,370      21,587        3,186     15,514
                                                   ----------    --------      --------    --------     --------   --------
Net realized and unrealized gain (loss) on
 investments....................................    167,008        33,892        32,374      29,060        4,320     28,755
                                                   ----------    --------      --------    --------     --------   --------
Increase (decrease) in net assets resulting from
 operations.....................................    181,968        35,710        33,444      31,719        4,320     35,246
Capital share transactions:
   Deposits.....................................    199,876        66,396        67,076      56,676       13,413     61,217
   Surrenders and death benefits................    (18,271)      (14,398)      (30,567)    (19,751)     (12,880)   (27,941)
   Cost of insurance............................    (54,392)      (25,110)      (23,101)    (15,625)      (2,103)   (14,291)
   Contract charges.............................     (8,921)       (2,453)       (2,698)     (1,498)        (475)    (2,495)
   Policy charges...............................     (4,313)         (777)       (1,789)       (588)        (175)    (1,469)
   Transfers between sub-accounts, including
    fixed interest account......................   (129,425)      222,834         4,245      95,752       16,291    (38,992)
                                                   ----------    --------      --------    --------     --------   --------
Increase (decrease) in net assets resulting from
 capital share transactions.....................    (15,446)      246,492        13,166     114,966       14,071    (23,971)
                                                   ----------    --------      --------    --------     --------   --------
Increase (decrease) in net assets...............    166,522       282,202        46,610     146,685       18,391     11,275
Net assets--beginning of year...................  1,098,345        96,378       330,516      89,089       45,759    314,010
                                                   ----------    --------      --------    --------     --------   --------
      Net assets--end of year................... $1,264,867      $378,580      $377,126    $235,774     $ 64,150   $325,285
                                                   ==========    ========      ========    ========     ========   ========

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

        STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS--(Concluded)

                     For the year ended December 31, 2006

                                                                         Vanguard Variable Insurance Fund
                                                         ----------------------------------------------------------------
                                                                                                         Small
                                                          Mid Cap    REIT     Total Bond  Total Stock   Company   Capital
                                                           Index     Index   Market Index Market Index  Growth    Growth
                                                         Portfolio Portfolio  Portfolio    Portfolio   Portfolio Portfolio
                                                         --------- --------- ------------ ------------ --------- ---------
Net investment income (loss):
   Ordinary dividend income............................. $    806  $  3,814    $   721      $    869   $    277   $   512
   Fund facilitation fee................................     (177)     (381)       (39)         (177)      (178)     (159)
                                                         --------  --------    -------      --------   --------   -------
Net investment income (loss)............................      629     3,433        682           692         99       353
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions........................................      464     2,754       (362)          468       (122)      228
   Capital gain distributions...........................    3,104    12,076         --         6,862      8,524     3,108
   Increase (decrease) in unrealized appreciation on
    investments.........................................    6,614    34,962        519         3,771     (1,341)    3,964
                                                         --------  --------    -------      --------   --------   -------
Net realized and unrealized gain (loss) on
 investments............................................   10,182    49,792        157        11,101      7,061     7,300
                                                         --------  --------    -------      --------   --------   -------
Increase (decrease) in net assets resulting from
 operations.............................................   10,811    53,225        839        11,793      7,160     7,653
Capital share transactions:
   Deposits.............................................   40,837    48,060     19,109        14,756     33,377    18,908
   Surrenders and death benefits........................     (373)   (6,189)      (155)           --     (1,381)   (1,520)
   Cost of insurance....................................   (6,574)  (14,278)    (1,658)      (11,580)    (2,278)   (3,443)
   Contract charges.....................................     (696)   (1,521)      (159)         (717)      (718)     (643)
   Policy charges.......................................     (553)     (430)      (311)         (191)      (605)     (472)
   Transfers between sub-accounts, including fixed
    interest account....................................   39,761    73,000     (6,739)       31,649     29,592    33,752
                                                         --------  --------    -------      --------   --------   -------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................   72,402    98,642     10,087        33,917     57,987    46,582
                                                         --------  --------    -------      --------   --------   -------
Increase (decrease) in net assets.......................   83,213   151,867     10,926        45,710     65,147    54,235
Net assets--beginning of year...........................   36,949    94,124     16,671        53,146     45,954    39,582
                                                         --------  --------    -------      --------   --------   -------
      Net assets--end of year........................... $120,162  $245,991    $27,597      $ 98,856   $111,101   $93,817
                                                         ========  ========    =======      ========   ========   =======

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                     For the year ended December 31, 2005

                                                                          Investors Mark Series Fund, Inc.
                                                         ------------------------------------------------------------------
                                                                     Growth      Large      Small      Large    Intermediate
                                                                       and        Cap        Cap        Cap        Fixed
                                                         Balanced*   Income*     Value*    Equity*    Growth*     Income*
                                                         ---------  ---------  ---------  ---------  ---------  ------------
Net investment income (loss):
   Ordinary dividend income............................. $   2,759  $  13,540  $   1,840  $      --  $   2,460   $  11,289
   Fund facilitation fee................................        --         --         --         --         --          --
                                                         ---------  ---------  ---------  ---------  ---------   ---------
Net investment income (loss)............................     2,759     13,540      1,840         --      2,460      11,289
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions........................................     3,020    (27,090)    (4,012)    63,511    (71,788)    (13,410)
   Capital gain distributions...........................    41,195    168,322     34,907         --         --         352
   Increase (decrease) in unrealized appreciation on
    investments.........................................   (49,722)  (181,280)   (33,995)   (76,278)    57,734       7,955
                                                         ---------  ---------  ---------  ---------  ---------   ---------
Net realized and unrealized gain (loss) on investments..    (5,507)   (40,048)    (3,100)   (12,767)   (14,054)     (5,103)
                                                         ---------  ---------  ---------  ---------  ---------   ---------
Increase (decrease) in net assets resulting from
 operations.............................................    (2,748)   (26,508)    (1,260)   (12,767)   (11,594)      6,186
Capital share transactions:
   Deposits.............................................    24,843     57,878     21,306     42,235     42,041      49,612
   Surrenders and death benefits........................    (1,250)   (59,640)    (3,411)   (14,803)    (7,536)     (8,983)
   Cost of insurance....................................    (8,819)   (27,944)    (8,227)    (9,044)   (12,870)    (13,839)
   Contract charges.....................................      (877)    (3,358)      (921)    (1,430)    (1,303)     (1,628)
   Policy charges.......................................      (460)    (1,028)      (519)      (539)      (576)       (688)
   Transfers between sub-accounts, including fixed
    interest account....................................  (242,992)  (813,366)  (218,178)  (383,991)  (335,456)   (417,910)
                                                         ---------  ---------  ---------  ---------  ---------   ---------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................  (229,555)  (847,458)  (209,950)  (367,572)  (315,700)   (393,436)
                                                         ---------  ---------  ---------  ---------  ---------   ---------
Increase (decrease) in net assets.......................  (232,303)  (873,966)  (211,210)  (380,339)  (327,294)   (387,250)
Net assets--beginning of year...........................   232,303    873,966    211,210    380,339    327,294     387,250
                                                         ---------  ---------  ---------  ---------  ---------   ---------
      Net assets--end of year........................... $      --  $      --  $      --  $      --  $      --   $      --
                                                         =========  =========  =========  =========  =========   =========

--------
*  See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                                                                                                       The
                                                                                                                      Alger
                                                                                                                     American
                                                               Investors Mark Series Fund, Inc. 40|86 Series Trust     Fund
                                                               ------------------------------   ------------------  ----------
                                                                                       Global               Fixed
                                                                Mid Cap      Money      Fixed    Equity    Income     Growth
                                                                Equity*     Market*    Income*  Portfolio Portfolio Portfolio*
                                                               ---------   ---------  --------  --------- --------- ----------
Net investment income (loss):
   Ordinary dividend income................................... $     762   $   8,074  $ 10,733   $   169   $   61   $   1,104
   Fund facilitation fee......................................        --          --        --        --       --          --
                                                               ---------   ---------  --------   -------   ------   ---------
Net investment income (loss)..................................       762       8,074    10,733       169       61       1,104
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions........   (41,355)         --    (6,158)      473        1     (31,552)
   Capital gain distributions.................................   111,887          --        --     3,350       --          --
   Increase (decrease) in unrealized appreciation on
    investments...............................................   (52,832)         --    (2,611)     (118)     (32)     76,682
                                                               ---------   ---------  --------   -------   ------   ---------
Net realized and unrealized gain (loss) on investments........    17,700          --    (8,769)    3,705      (31)     45,130
                                                               ---------   ---------  --------   -------   ------   ---------
Increase (decrease) in net assets resulting from operations...    18,462       8,074     1,964     3,874       30      46,234
Capital share transactions:
   Deposits...................................................    41,411     355,118     6,504       116       --      70,051
   Surrenders and death benefits..............................   (26,464)     (6,136)   (4,663)      (51)      --      (6,645)
   Cost of insurance..........................................   (13,562)    (44,874)   (3,379)   (2,582)     (36)    (28,592)
   Contract charges...........................................    (1,529)     (3,011)     (277)     (274)     (11)     (3,082)
   Policy charges.............................................      (718)     (1,419)     (110)      (65)      (3)     (1,251)
   Transfers between sub-accounts, including fixed interest
    account...................................................  (380,111)   (984,406)  (59,331)     (521)       1    (217,830)
                                                               ---------   ---------  --------   -------   ------   ---------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................  (380,973)   (684,728)  (61,256)   (3,377)     (49)   (187,349)
                                                               ---------   ---------  --------   -------   ------   ---------
Increase (decrease) in net assets.............................  (362,511)   (676,654)  (59,292)      497      (19)   (141,115)
Net assets--beginning of year.................................   362,511     676,654    59,292    35,639    1,397     459,500
                                                               ---------   ---------  --------   -------   ------   ---------
      Net assets--end of year................................. $      --   $      --  $     --   $36,136   $1,378   $ 318,385
                                                               =========   =========  ========   =======   ======   =========

--------
*  See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005

                                              The Alger American Fund        American Century Variable Portfolios, Inc.
                                        -----------------------------------  ----------------------------------------
                                                                             VP Income
                                        Leveraged   Mid Cap       Small         and          VP                   VP
                                          AllCap     Growth   Capitalization  Growth    International VP Value   Ultra
                                        Portfolio* Portfolio*   Portfolio      Fund         Fund        Fund     Fund*
                                        ---------- ---------- -------------- ---------  ------------- --------  ------
Net investment income (loss):
   Ordinary dividend income............ $      --  $      --      $   --     $ 16,544      $   201    $  3,947  $   --
   Fund facilitation fee...............        --         --          --           --           --          --      --
                                        ---------  ---------      ------     --------      -------    --------  ------
Net investment income (loss)...........        --         --          --       16,544          201       3,947      --
Net realized and unrealized gain (loss)
 on investments:
   Net realized gain (loss) on
    investment transactions............    27,231     65,150        (365)      10,923         (751)     12,572      15
   Capital gain distributions..........        --     34,313          --           --           --      45,670      --
   Increase (decrease) in unrealized
    appreciation on investments........    33,533    (21,101)      1,714       12,346        2,733     (38,018)    277
                                        ---------  ---------      ------     --------      -------    --------  ------
Net realized and unrealized gain (loss)
 on investments........................    60,764     78,362       1,349       23,269        1,982      20,224     292
                                        ---------  ---------      ------     --------      -------    --------  ------
Increase (decrease) in net assets
 resulting from operations.............    60,764     78,362       1,349       39,813        2,183      24,171     292
Capital share transactions:
   Deposits............................    63,712    143,587          48       88,912           --     113,419     796
   Surrenders and death benefits.......   (41,851)   (49,227)        (23)     (33,353)          --     (38,652)     --
   Cost of insurance...................   (31,761)   (51,390)       (420)     (49,331)      (1,062)    (34,827)   (192)
   Contract charges....................    (3,423)    (6,151)        (63)      (6,380)        (138)     (3,442)    (11)
   Policy charges......................    (1,239)    (1,811)        (14)      (1,756)         (22)     (1,705)     (3)
   Transfers between sub-accounts,
    including fixed interest
    account............................  (113,712)  (192,464)        294      (57,193)          13      58,286   5,196
                                        ---------  ---------      ------     --------      -------    --------  ------
Increase (decrease) in net assets
 resulting from capital share
 transactions..........................  (128,274)  (157,456)       (178)     (59,101)      (1,209)     93,079   5,786
                                        ---------  ---------      ------     --------      -------    --------  ------
Increase (decrease) in net assets......   (67,510)   (79,094)      1,171      (19,288)         974     117,250   6,078
Net assets--beginning of year..........   520,975    858,030       7,879      826,329       17,452     414,978      --
                                        ---------  ---------      ------     --------      -------    --------  ------
      Net assets--end of year.......... $ 453,465  $ 778,936      $9,050     $807,041      $18,426    $532,228  $6,078
                                        =========  =========      ======     ========      =======    ========  ======

--------
*  See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005


                                                                    Dreyfus Variable   Dreyfus Investment    Federated Insurance
                                              Dreyfus               Investment Fund        Portfolios              Series
                                             Socially     Dreyfus   ---------------- ---------------------  --------------------
                                            Responsible    Stock                      Emerging   Small Cap  International Capital
                                              Growth       Index      Disciplined     Leaders   Stock Index    Equity     Income
                                            Fund, Inc.     Fund     Stock Portfolio* Portfolio* Portfolio*     Fund II    Fund II
                                            ----------- ----------  ---------------- ---------- ----------- ------------- -------
Net investment income (loss):
   Ordinary dividend income................   $   --    $   16,191      $     --      $     --    $   --       $   --      $  6
   Fund facilitation fee...................       --            --            --            --        --           --        --
                                              ------    ----------      --------      --------    ------       ------      ----
Net investment income (loss)...............       --        16,191            --            --        --           --         6
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................     (348)      (22,533)        5,522           121        11          (62)       (5)
   Capital gain distributions..............       --            --            --            --        --           --        --
   Increase (decrease) in unrealized
    appreciation on investments............      670        52,625           938        14,474       100          214         6
                                              ------    ----------      --------      --------    ------       ------      ----
Net realized and unrealized gain (loss) on
 investments...............................      322        30,092         6,460        14,595       111          152         1
                                              ------    ----------      --------      --------    ------       ------      ----
Increase (decrease) in net assets resulting
 from operations...........................      322        46,283         6,460        14,595       111          152         7
Capital share transactions:
   Deposits................................       --       178,555         8,220        40,836     1,471           --        --
   Surrenders and death benefits...........     (141)      (29,071)       (8,015)         (730)       --           --        --
   Cost of insurance.......................     (483)      (68,942)       (6,354)       (8,769)     (148)        (107)       (8)
   Contract charges........................      (73)       (7,833)         (903)       (1,450)       (7)         (13)       (1)
   Policy charges..........................      (45)       (3,160)         (306)         (448)      (12)         (11)       (2)
   Transfers between sub-accounts,
    including fixed interest account.......       (1)      (18,378)      (53,827)      398,333     1,387           (1)       (1)
                                              ------    ----------      --------      --------    ------       ------      ----
Increase (decrease) in net assets resulting
 from capital share transactions...........     (743)       51,171       (61,185)      427,772     2,691         (132)      (12)
                                              ------    ----------      --------      --------    ------       ------      ----
Increase (decrease) in net assets..........     (421)       97,454       (54,725)      442,367     2,802           20        (5)
Net assets--beginning of year..............    9,726       945,349       142,899            --        --        1,818       120
                                              ------    ----------      --------      --------    ------       ------      ----
         Net assets--end of year...........   $9,305    $1,042,803      $ 88,174      $442,367    $2,802       $1,838      $115
                                              ======    ==========      ========      ========    ======       ======      ====

--------
*  See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005


                                                                                            Lazard        Neuberger &
                                                                                          Retirement    Berman Advisors
                                                      AIM Variable Insurance Funds       Series, Inc.  Management Trust
                                                 --------------------------------------  ------------ ------------------
                                                  AIM VI    AIM VI     AIM VI    AIM VI                Limited
                                                   High      Core      Capital    Core    Retirement  Maturity
                                                  Yield     Stock    Development Equity   Small Cap     Bond    Partners
                                                   Fund     Fund*       Fund*    Fund*    Portfolio   Portfolio Portfolio
                                                 --------  --------  ----------- ------  ------------ --------- ---------
Net investment income (loss):
   Ordinary dividend income..................... $ 12,783  $    397    $   --    $   97    $     --     $  7     $   23
   Fund facilitation fee........................       --        --        --        --          --       --         --
                                                 --------  --------    ------    ------    --------     ----     ------
Net investment income (loss)....................   12,783       397        --        97          --        7         23
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions................................      986    10,742        13         5      35,022      (10)        15
   Capital gain distributions...................       --        --        --        --      48,077       --          1
   Increase (decrease) in unrealized
    appreciation on investments.................  (10,431)   (9,010)      137        86     (58,187)       9        352
                                                 --------  --------    ------    ------    --------     ----     ------
Net realized and unrealized gain (loss) on
 investments....................................   (9,445)    1,732       150        91      24,912       (1)       368
                                                 --------  --------    ------    ------    --------     ----     ------
Increase (decrease) in net assets resulting from
 operations.....................................    3,338     2,129       150       188      24,912        6        391
Capital share transactions:
   Deposits.....................................   45,090    35,846       392        22     103,299      157         --
   Surrenders and death benefits................   (2,527)   (1,577)       --       (12)    (15,098)      --         --
   Cost of insurance............................   (9,095)  (13,000)      (84)      (87)    (54,025)     (76)       (60)
   Contract charges.............................     (865)     (852)       (7)       (7)     (5,113)      (4)       (18)
   Policy charges...............................     (353)     (489)      (24)       (2)     (1,647)      (3)        (7)
   Transfers between sub-accounts, including
    fixed interest account......................   23,246   (69,946)    1,712     6,358     (51,917)       2         (1)
                                                 --------  --------    ------    ------    --------     ----     ------
Increase (decrease) in net assets resulting from
 capital share transactions.....................   55,496   (50,018)    1,989     6,272     (24,501)      76        (86)
                                                 --------  --------    ------    ------    --------     ----     ------
Increase (decrease) in net assets...............   58,834   (47,889)    2,139     6,460         411       82        305
Net assets--beginning of year...................   93,470   141,027        --        --     669,319      456      2,208
                                                 --------  --------    ------    ------    --------     ----     ------
         Net assets--end of year................ $152,304  $ 93,138    $2,139    $6,460    $669,730     $538     $2,513
                                                 ========  ========    ======    ======    ========     ====     ======

--------
*  See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005


                                              Strong                                                          Variable
                                             Variable                                                         Insurance
                                             Insurance       Wells Fargo       Van Eck Worldwide Insurance  Products Fund
                                            Funds, Inc.    Advantage Funds                Trust                 (VIP)
                                            ----------- --------------------  ----------------------------  -------------
                                                                              Worldwide Worldwide Worldwide
                                              Mid Cap                         Emerging    Hard      Real    Fidelity VIP
                                              Growth    Opportunity Discovery  Markets   Assets    Estate     Overseas
                                             Fund II*    Fund II*     Fund*     Fund      Fund*     Fund      Portfolio
                                            ----------- ----------- --------- --------- --------- --------- -------------
Net investment income (loss):
   Ordinary dividend income................  $     --     $    --    $    --    $  3     $    31    $  4      $  1,381
   Fund facilitation fee...................        --          --         --      --          --      --            --
                                             --------     -------    -------    ----     -------    ----      --------
Net investment income (loss)...............        --          --         --       3          31       4         1,381
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................   (28,120)        373         55      23       4,923      10        30,319
   Capital gain distributions..............        --          --         --      --          --       2         1,381
   Increase (decrease) in unrealized
    appreciation on investments............    26,251         155      4,978      68      (2,994)     18        17,698
                                             --------     -------    -------    ----     -------    ----      --------
Net realized and unrealized gain (loss) on
 investments...............................    (1,869)        528      5,033      91       1,929      30        49,398
                                             --------     -------    -------    ----     -------    ----      --------
Increase (decrease) in net assets resulting
 from operations...........................    (1,869)        528      5,033      94       1,960      34        50,779
Capital share transactions:
   Deposits................................        (1)         --         40      --          --      --        83,345
   Surrenders and death benefits...........       (18)     (1,012)       125      --          --      --       (40,115)
   Cost of insurance.......................      (622)       (404)      (924)    (37)       (240)    (16)      (17,886)
   Contract charges........................       (71)        (55)      (137)     (4)        (34)     (1)       (1,772)
   Policy charges..........................       (22)        (47)       (35)     (5)         (2)     (2)       (1,041)
   Transfers between sub-accounts,
    including fixed interest account.......   (32,454)     (1,071)    32,343       1      (9,676)     (2)       (1,545)
                                             --------     -------    -------    ----     -------    ----      --------
Increase (decrease) in net assets resulting
 from capital share transactions...........   (33,188)     (2,589)    31,412     (45)     (9,952)    (21)       20,986
                                             --------     -------    -------    ----     -------    ----      --------
Increase (decrease) in net assets..........   (35,057)     (2,061)    36,445      49      (7,992)     13        71,765
Net assets--beginning of year..............    35,057       8,916         --     321       7,992     175       280,373
                                             --------     -------    -------    ----     -------    ----      --------
         Net assets--end of year...........  $     --     $ 6,855    $36,445    $370     $    --    $188      $352,138
                                             ========     =======    =======    ====     =======    ====      ========

--------
*  See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005


                                                                                                      Variable
                                                                            Variable Insurance       Insurance        Janus
                                                   Variable Insurance        Products II Fund       Products III      Aspen
                                                  Products Fund (VIP)            (VIP II)          Fund (VIP III)    Series
                                                 ---------------------  -------------------------  -------------- -------------
                                                 Fidelity  Fidelity VIP  Fidelity  Fidelity VIP II    Fidelity
                                                    VIP       Money       VIP II     Investment       VIP III     International
                                                  Growth      Market    Contrafund   Grade Bond       Mid Cap        Growth
                                                 Portfolio  Portfolio*  Portfolio    Portfolio*      Portfolio*     Portfolio
                                                 --------- ------------ ---------- --------------- -------------- -------------
Net investment income (loss):
   Ordinary dividend income..................... $    479    $ 11,860    $    547     $     --        $     --      $  9,203
   Fund facilitation fee........................       --          --          --           --              --            --
                                                 --------    --------    --------     --------        --------      --------
Net investment income (loss)....................      479      11,860         547           --              --         9,203
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions................................    7,176          --      32,170          (59)            774        63,882
   Capital gain distributions...................       --          --          78           --              --            --
   Increase (decrease) in unrealized
    appreciation on investments.................    1,753          --      65,405        3,503          48,063       145,665
                                                 --------    --------    --------     --------        --------      --------
Net realized and unrealized gain (loss) on
 investments....................................    8,929          --      97,653        3,444          48,837       209,547
                                                 --------    --------    --------     --------        --------      --------
Increase (decrease) in net assets resulting from
 operations.....................................    9,408      11,860      98,200        3,444          48,837       218,750
Capital share transactions:
   Deposits.....................................   53,208     200,924     118,817       84,999          31,703       109,715
   Surrenders and death benefits................  (28,918)    (30,693)    (17,967)      (1,494)         (1,362)      (45,866)
   Cost of insurance............................  (17,914)    (33,571)    (31,685)     (14,637)        (11,823)      (46,732)
   Contract charges.............................   (1,275)     (2,502)     (3,943)      (1,685)         (1,476)       (5,369)
   Policy charges...............................   (1,126)     (1,526)     (1,176)        (590)           (593)       (1,812)
   Transfers between sub-accounts, including
    fixed interest account......................    9,929     563,841     430,968      546,136         430,713        97,330
                                                 --------    --------    --------     --------        --------      --------
Increase (decrease) in net assets resulting from
 capital share transactions.....................   13,904     696,473     495,014      612,729         447,162       107,266
                                                 --------    --------    --------     --------        --------      --------
Increase (decrease) in net assets...............   23,312     708,333     593,214      616,173         495,999       326,016
Net assets--beginning of year...................  163,923          --     336,855           --              --       646,460
                                                 --------    --------    --------     --------        --------      --------
         Net assets--end of year................ $187,235    $708,333    $930,069     $616,173        $495,999      $972,476
                                                 ========    ========    ========     ========        ========      ========

--------
*  See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005


                                                  Janus Aspen Series               Lord Abbett Series Fund, Inc.
                                            ------------------------------  -------------------------------------------
                                                                   Small                            Growth
                                            Large Cap Growth and  Company   America's     Bond       and       Mid Cap
                                             Growth     Income     Value      Value    Debenture    Income      Value
                                            Portfolio Portfolio  Portfolio* Portfolio* Portfolio* Portfolio*  Portfolio*
                                            --------- ---------- ---------- ---------- ---------- ----------  ----------
Net investment income (loss):
   Ordinary dividend income................  $    6    $   155    $    --     $   31    $ 1,749   $   10,475   $   407
   Fund facilitation fee...................      --         --         --         --         --           --        --
                                             ------    -------    -------     ------    -------   ----------   -------
Net investment income (loss)...............       6        155         --         31      1,749       10,475       407
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...........................      47      2,332        (10)         4         14          748         4
   Capital gain distributions..............      --         --         --         13        382       64,000     5,562
   Increase (decrease) in unrealized
    appreciation on investments............      20        214       (355)        (1)    (1,611)     (28,412)   (3,796)
                                             ------    -------    -------     ------    -------   ----------   -------
Net realized and unrealized gain (loss) on
 investments...............................      67      2,546       (365)        16     (1,215)      36,336     1,770
                                             ------    -------    -------     ------    -------   ----------   -------
Increase (decrease) in net assets resulting
 from operations...........................      73      2,701       (365)        47        534       46,811     2,177
Capital share transactions:
   Deposits................................     248         --          7        454         31       79,034    12,924
   Surrenders and death benefits...........      (5)        --         --         --        (14)      (2,898)      (48)
   Cost of insurance.......................    (133)    (1,424)      (309)      (105)      (339)     (27,777)   (1,702)
   Contract charges........................     (13)      (190)       (36)        (5)       (52)      (3,431)     (279)
   Policy charges..........................     (11)       (35)       (10)       (11)       (19)      (1,205)      (66)
   Transfers between sub-accounts,
    including fixed interest account.......       1     (6,676)    10,861      1,113     36,210    1,007,811    83,372
                                             ------    -------    -------     ------    -------   ----------   -------
Increase (decrease) in net assets resulting
 from capital share transactions...........      87     (8,325)    10,513      1,446     35,817    1,051,534    94,201
                                             ------    -------    -------     ------    -------   ----------   -------
Increase (decrease) in net assets..........     160     (5,624)    10,148      1,493     36,351    1,098,345    96,378
Net assets--beginning of year..............   1,647     27,136         --         --         --           --        --
                                             ------    -------    -------     ------    -------   ----------   -------
         Net assets--end of year...........  $1,807    $21,512    $10,148     $1,493    $36,351   $1,098,345   $96,378
                                             ======    =======    =======     ======    =======   ==========   =======

--------
*  See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                     For the year ended December 31, 2005


                                                                                                           Vanguard Variable
                                                                   T. Rowe Price Equity Series, Inc.        Insurance Fund
                                                               ----------------------------------------  --------------------
                                                                  Blue     Equity    Health    Personal
                                                                  Chip     Income   Sciences   Strategy   Mid Cap      REIT
                                                                 Growth   Portfolio Portfolio  Balanced    Index      Index
                                                               Portfolio*    II*       II*    Portfolio* Portfolio* Portfolio*
                                                               ---------- --------- --------- ---------- ---------- ----------
Net investment income (loss):
   Ordinary dividend income...................................  $    337   $   649   $    --   $  2,636   $    --    $    --
   Fund facilitation fee......................................        --        --        --         --       (18)       (75)
                                                                --------   -------   -------   --------   -------    -------
Net investment income (loss)..................................       337       649        --      2,636       (18)       (75)
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions........       176        40        15         26        23         96
   Capital gain distributions.................................        --     3,558        --      2,653        --         --
   Increase (decrease) in unrealized appreciation on
    investments...............................................    12,254    (2,356)    2,717      5,631     1,619      1,543
                                                                --------   -------   -------   --------   -------    -------
Net realized and unrealized gain (loss) on investments........    12,430     1,242     2,732      8,310     1,642      1,639
                                                                --------   -------   -------   --------   -------    -------
Increase (decrease) in net assets resulting from operations...    12,767     1,891     2,732     10,946     1,624      1,564
Capital share transactions:
   Deposits...................................................    20,336     8,008     1,718     26,215     6,307     12,145
   Surrenders and death benefits..............................    (1,480)       51        --       (474)       (5)        20
   Cost of insurance..........................................   (10,236)   (2,044)     (332)    (8,338)     (489)    (2,045)
   Contract charges...........................................      (948)     (262)      (94)      (926)      (64)      (332)
   Policy charges.............................................      (539)      (76)      (19)      (344)      (64)       (40)
   Transfers between sub-accounts, including fixed interest
    account...................................................   310,616    81,521    41,754    286,931    29,640     82,812
                                                                --------   -------   -------   --------   -------    -------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................   317,749    87,198    43,027    303,064    35,325     92,560
                                                                --------   -------   -------   --------   -------    -------
Increase (decrease) in net assets.............................   330,516    89,089    45,759    314,010    36,949     94,124
Net assets--beginning of year.................................        --        --        --         --        --         --
                                                                --------   -------   -------   --------   -------    -------
         Net assets--end of year..............................  $330,516   $89,089   $45,759   $314,010   $36,949    $94,124
                                                                ========   =======   =======   ========   =======    =======

--------
*  See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

        STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS--(Concluded)

                     For the year ended December 31, 2005


                                                                                   Vanguard Variable Insurance Fund
                                                                            ----------------------------------------------
                                                                                                        Small
                                                                             Total Bond  Total Stock   Company    Capital
                                                                            Market Index Market Index   Growth     Growth
                                                                             Portfolio*   Portfolio*  Portfolio* Portfolio*
                                                                            ------------ ------------ ---------- ----------
Net investment income (loss):
   Ordinary dividend income................................................   $    --      $    --     $    --    $    --
   Fund facilitation fee...................................................        (8)         (20)        (28)       (20)
                                                                              -------      -------     -------    -------
Net investment income (loss)...............................................        (8)         (20)        (28)       (20)
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions.....................        (1)          15          27         97
   Capital gain distributions..............................................        --           --          --         --
   Increase (decrease) in unrealized appreciation on investments...........       146          721       1,954      2,253
                                                                              -------      -------     -------    -------
Net realized and unrealized gain (loss) on investments.....................       145          736       1,981      2,350
                                                                              -------      -------     -------    -------
Increase (decrease) in net assets resulting from operations................       137          716       1,953      2,330
Capital share transactions:
   Deposits................................................................       995        3,805       1,856      4,425
   Surrenders and death benefits...........................................       (23)          --         (69)       (13)
   Cost of insurance.......................................................      (154)        (342)       (227)      (310)
   Contract charges........................................................       (22)         (76)        (68)       (69)
   Policy charges..........................................................       (22)         (17)        (72)       (88)
   Transfers between sub-accounts, including fixed interest account........    15,760       49,060      42,581     33,307
                                                                              -------      -------     -------    -------
Increase (decrease) in net assets resulting from capital share transactions    16,534       52,430      44,001     37,252
                                                                              -------      -------     -------    -------
Increase (decrease) in net assets..........................................    16,671       53,146      45,954     39,582
Net assets--beginning of year..............................................        --           --          --         --
                                                                              -------      -------     -------    -------
         Net assets--end of year...........................................   $16,671      $53,146     $45,954    $39,582
                                                                              =======      =======     =======    =======

--------
*  See Note 1

                      See notes to financial statements.

                          RBC VARIABLE LIFE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

  As of December 31, 2006, and for the years ended December 31, 2006 and 2005

1. Organization

   RBC Variable Life Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a separate account of Liberty Life Insurance Company ("LLIC"), formerly Business Men's Assurance Company of America ("BMA"). LLIC merged with BMA after the close of business on June 30, 2006. The assets of the Account are legally segregated from those of LLIC. LLIC's ultimate parent is the Royal Bank of Canada ("RBC").

   The Account includes four variable life insurance products: Clarity Variable Universal Life ("Clarity VUL"), Conseco Variable Universal Life ("Conseco VUL"), Clarity Survivorship Variable Universal Life ("Clarity SVUL"), and Clarity Duo Variable Universal Life ("Clarity Duo"). The significant features of the products are summarized below:

   Clarity VUL and Conseco VUL: These policies provide accumulation values, surrender rights, loan privileges and other features associated with life insurance as well as tax-deferred investment options to potentially maximize the value of the policy.

   Clarity SVUL: This policy also offers a combination of life insurance and tax-deferred investment opportunities, but it covers two people in a single policy that pays a death benefit at the second death.

   Clarity Duo: This contract utilizes two products, a single premium fixed annuity and a variable universal life policy, to create a single one-time transaction that will pay the variable universal life's premiums over seven years. As a result, the policyholder has the benefits of a level pay life insurance contract with the look and convenience of a single payment.

  Investments

   The deposits of the Account are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any contract provisions wherein LLIC contractually guarantees either a minimum return or account value upon death or annuitization, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

   Investors Mark Series Fund, Inc. ("IMSF"): Balanced, Growth and Income, Large Cap Value, Small Cap Equity, Large Cap Growth, Intermediate Fixed Income, Mid Cap Equity, Money Market and Global Fixed Income. Effective July 15, 2005, the shares in the IMSF funds were substituted with shares of certain series of other registered investment companies as follows:

IMSF Fund           Substituted with:
---------           -----------------

Balanced
                    T. Rowe Price Equity Series, Inc.--Personal Strategy Balanced Portfolio

Growth and Income
                    Lord Abbett Series Fund, Inc.--Growth and Income Fund

Large Cap Value
                    Lord Abbett Series Fund, Inc.--Growth and Income Fund

Small Cap Equity
                    Dreyfus Investment Portfolios--Emerging Leaders Portfolio

Large Cap Growth
                    T. Rowe Price Equity Series, Inc.--Blue Chip Growth Portfolio

Intermediate Fixed  Variable Insurance Products II Fund--Fidelity VIP II Investment Grade
  Income              Bond Portfolio

Mid Cap Equity
                    Variable Insurance Products III Fund--Fidelity VIP III Mid Cap Portfolio

Money Market
                    Variable Insurance Products Fund--Fidelity VIP Money Market Portfolio

Global Fixed Income
                    Variable Insurance Products II Fund--Fidelity VIP II Investment Grade Bond Portfolio

                          RBC VARIABLE LIFE ACCOUNT A

   Berger Institutional Products Trust ("Berger IPT"): Growth Fund (reorganized into Janus Growth Portfolio), Large Cap Growth Fund (reorganized into Janus Growth and Income Portfolio), Small Company Growth Fund (fund manager liquidated this fund and policyholder funds were moved to other Funds as directed by policyholders) and International Fund (reorganized into Janus International Growth Fund). Effective on or about March 24, 2003, the Berger IPT was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series.

   40|86 Series Trust: Balanced Portfolio, Equity Portfolio and Fixed Income Portfolio.

   The Alger American Fund: Growth Portfolio, Leveraged AllCap Portfolio, Mid Cap Growth Portfolio and Small Capitalization Portfolio. Effective July 15, 2005, the Growth Portfolio, Leveraged AllCap Portfolio and Mid Cap Growth Portfolio were discontinued as investment options. This did not affect existing investments.

   American Century Variable Portfolios, Inc.: VP Income and Growth Fund, VP International Fund, and VP Value Fund. Effective May 1, 2005, the VP Ultra Fund was added as an investment option.

   Dreyfus Socially Responsible Growth Fund, Inc.

   Dreyfus Stock Index Fund.

   Dreyfus Variable Investment Fund: Disciplined Stock Portfolio. Effective July 15, 2005, the Dreyfus Disciplined Stock Portfolio was discontinued as an investment option. This did not affect existing investments.

   Dreyfus Investment Portfolios: Effective May 1, 2005, the Emerging Leaders Portfolio and Small Cap Stock Index Portfolio were added as investment options.

   Federated Insurance Series: International Equity Fund II and Capital Income Fund II.

   INVESCO Variable Investment Funds: VIF--High Yield Fund and VIF--Core Equity Fund. Effective April 30, 2004, the portfolios of INVESCO Variable Investment Funds were reorganized under AIM Variable Insurance Funds.

   AIM Variable Insurance Funds: AIM VI High Yield Fund and AIM VI Core Stock Fund. Effective May 1, 2005, the AIM VI Capital Development Fund and AIM VI Core Equity Fund were added as investment options. Effective July 15, 2005, the AIM VI Core Stock Fund was discontinued as an investment option. This did not affect existing investments. Effective April 28, 2006, the AIM VI Core Stock Fund was reorganized into the AIM VI Core Equity Fund.

   Lazard Retirement Series, Inc.: Retirement Small Cap Portfolio.

   Neuberger & Berman Advisors Management Trust: Limited Maturity Bond Portfolio and Partners Portfolio.

   Strong Variable Insurance Funds, Inc.: Mid Cap Growth Fund II. Effective April 9, 2005, the Mid Cap Growth Fund II merged into Wells Fargo Advantage Discovery Fund.

   Wells Fargo Advantage Funds: Opportunity Fund II and Discovery Fund.

   Van Eck Worldwide Insurance Trust: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund. In 2001, these funds were discontinued as investment options. This did not affect existing investments.

   Variable Insurance Products Fund ("VIP"): Fidelity VIP Overseas Portfolio and Fidelity VIP Growth Portfolio. Effective May 1, 2005, the Fidelity VIP Money Market Portfolio was added as an investment option.

                          RBC VARIABLE LIFE ACCOUNT A

   Variable Insurance Products II Fund ("VIP II"): Fidelity VIP II Contrafund Portfolio. Effective May 1, 2005, the Fidelity VIP II Investment Grade Bond Portfolio was added as an investment option.

   Variable Insurance Products III Fund ("VIP III"): Effective May 1, 2005, the Fidelity VIP III Mid Cap Portfolio was added as an investment option.

   Janus Aspen Series: International Growth Portfolio, Large Cap Growth Portfolio and Growth and Income Portfolio. Effective May 1, 2005, the Small Company Value Portfolio was added as an investment option and the Growth Portfolio was renamed Large Cap Growth Portfolio.

   Lord Abbett Series Fund, Inc.: Effective May 1, 2005, the America's Value Portfolio, Bond Debenture Portfolio, Growth and Income Portfolio and Mid Cap Value Portfolio were added as investment options.

   T. Rowe Price Equity Series, Inc.: Effective May 1, 2005, the Blue Chip Growth Portfolio, Equity Income Portfolio II, Health Sciences Portfolio II and Personal Strategy Balanced Portfolio were added as investment options.

   Vanguard Variable Insurance Fund: Effective May 1, 2005, the Mid Cap Index Portfolio, REIT Index Portfolio, Total Bond Market Index Portfolio, Total Stock Market Index Portfolio, Small Company Growth Portfolio and Capital Growth Portfolio were added as investment options.

  Management of the Funds

   Effective July 15, 2005, LLIC substituted the shares of the IMSF portfolios with shares of certain series of other registered investment companies as described above. Prior to the substitution, under the terms of the investment advisory contracts, portfolio investments of the underlying mutual funds of IMSF are made by Investors Mark Advisors, LLC ("IMA"), which is owned by Tamarack Distributors, Inc., an affiliate of LLIC whose ultimate parent is RBC. IMA has engaged Standish Mellon Asset Management Company, LLC to provide subadvisory services for the Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio, the Money Market Portfolio, and the Global Fixed Income Portfolio. IMA has engaged Columbia Management Advisors to provide subadvisory services for the Small Cap Equity Portfolio and the Large Cap Growth Portfolio. IMA has engaged David L. Babson & Co., Inc. to provide subadvisory services for the Large Cap Value Portfolio. IMA has engaged Lord Abbett to provide subadvisory services for the Growth and Income Portfolio. IMA has engaged Kornitzer Capital Management, Inc. to provide subadvisory services for the Balanced Portfolio.

2. Summary of Significant Accounting Policies

  Investment Valuation

   Investments in mutual fund shares are carried in the statement of net assets at market value based on the net asset value of the underlying mutual funds, which value their investment securities at fair value. The difference between cost and current market prices of shares owned on the day of measurement is recorded as unrealized gain or loss on investments. Realized gains and losses represent the difference between the proceeds from sales of shares of mutual funds by the Account and the cost of such shares, which is determined using the first-in, first-out method. Security transactions are accounted for on the trade date, and dividend income from the funds to the Account is recorded on the ex-dividend date and reinvested upon receipt. Capital gain distributions from the mutual funds to the Account also are recorded on the ex-dividend date and reinvested upon receipt.

                          RBC VARIABLE LIFE ACCOUNT A

  Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the operations of LLIC, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by LLIC in the future, a charge to the Account may be assessed.

  Use of Estimates

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. Reclassification

   Certain 2005 amounts have been reclassified to conform to current year presentation. These reclassifications had no impact on the total increase (decrease) in net assets or the end of period net assets balances previously reported.

   Included in the prior year reclassifications are amounts related to surrender charges which had previously been reported as a reduction in deposits and surrenders and death benefits. The following table illustrates the impact of all reclassifications on the funds impacted by the premium reclassifications. The impact of the reclassifications of other funds is considered immaterial.

                                                                        Variable       Variable       Lord
                                                            Dreyfus     Insurance     Insurance      Abbett
                                                           Investment  Products II   Products III    Series
                                                           Portfolios Fund (VIP II) Fund (VIP III) Fund, Inc.
                                                           ---------- ------------- -------------- ----------
                                                                        Fidelity
                                                                         VIP II        Fidelity
                                                            Emerging   Investment      VIP III     Growth and
                                                            Leaders    Grade Bond      Mid Cap       Income
                                                           Portfolio    Portfolio     Portfolio    Portfolio
Capital share transactions:
   Deposits, as previously reported.......................  $ 35,534    $ 51,634       $ 24,433    $   60,359
   Deposits, as amended...................................    40,836      84,999         31,703        79,034
                                                            --------    --------       --------    ----------
     Change in deposits...................................     5,302     (33,365)        (7,270)      (18,675)

   Surrenders and death benefits, as previously
     reported.............................................     4,124      31,281          5,315        14,572
   Surrenders and death benefits, as amended..............      (730)     (1,494)        (1,362)       (2,898)
                                                            --------    --------       --------    ----------
     Change in surrenders and death benefits..............    (4,854)     32,775          6,677        17,470

   Transfers between subaccounts, as previously
     reported.............................................   398,781     546,726        431,306     1,009,016
   Transfers between subaccounts, as amended..............   398,333     546,136        430,713     1,007,811
                                                            --------    --------       --------    ----------
     Change in transfers between subaccounts..............      (448)        590            593         1,205
                                                            --------    --------       --------    ----------
Net change to prior year increase (decrease) in net assets
  related to reclassifications............................  $     --    $     --       $     --    $       --
                                                            ========    ========       ========    ==========

                          RBC VARIABLE LIFE ACCOUNT A

                                                                                           Vanguard
                                                                                           Variable
                                                                      T. Rowe Price Equity Insurance
                                                                         Series, Inc.        Fund
                                                                      ------------------   ---------
                                                                                 Personal
                                                                      Blue Chip  Strategy   Mid Cap
                                                                       Growth    Balanced    Index
                                                                      Portfolio  Portfolio Portfolio
                                  -                                   ---------  --------- ---------
Net investment income (loss):
   Fund faciliation fee, as previously reported...................... $     --   $     --   $    --
   Fund facilitation fee, as amended.................................       --         --       (18)
                                                                      --------   --------   -------
     Change in net investment income (loss)..........................       --         --       (18)
Capital share transactions:
   Deposits, as previously reported..................................   17,306     19,551     3,234
   Deposits, as amended..............................................   20,336     26,215     6,307
                                                                      --------   --------   -------
     Change in deposits..............................................    3,030      6,664     3,073

   Surrenders and death benefits, as previously reported.............    1,011      5,846     3,004
   Surrenders and death benefits, as amended.........................   (1,480)      (474)       (5)
                                                                      --------   --------   -------
     Change in surrenders and death benefits.........................   (2,491)    (6,320)   (3,009)

   Transfers between subaccounts, as previously reported.............  311,155    287,275    29,686
   Transfers between subaccounts, as amended.........................  310,616    286,931    29,640
                                                                      --------   --------   -------
     Change in transfers between subaccounts.........................     (539)      (344)      (46)
                                                                      --------   --------   -------
Net change to prior year increase (decrease) in net assets related to
  reclassifications.................................................. $     --   $     --   $    --
                                                                      ========   ========   =======

4. Contract Charges

   The Account pays LLIC certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by LLIC.

      Fund Facilitation Fee: The Account deducts a fund facilitation fee of 0.20%, on an annual basis, of the accumulation value invested in the Vanguard Variable Insurance Funds. This fee is deducted as part of the daily accumulation unit value calculation.

      Premium Charges: LLIC deducts a premium charge from each premium payment of 5.5% to 8.0% of all premiums in the first through the 10th policy year and 3% to 4% of all premiums in the 11th and later policy years for all of the products except Clarity Duo. Premium charges are deducted from deposits; therefore, deposits are recorded net of premium charges, and these charges are not recorded in the financial statements of the Account.

      Risk Charge: For Clarity VUL and Conseco VUL, the Account deducts a risk charge each month of 0.80% to 0.84%, on an annual basis, of the accumulation value in the sub-account for the first through 10th policy year and 0.36% to 0.40%, on an annual basis, of the accumulation value in the sub-account for the 11th policy year and thereafter. For Clarity SVUL, the Account deducts a risk charge of 0.07% per month of the accumulation value in the sub-account for the first through the fifteenth policy year and 0.03% per month of the accumulation value in the sub-account for the sixteenth policy year and thereafter. Clarity Duo assesses a risk charge that varies from 0.40% and 0.70%, on an annual basis, of the accumulation value in

                          RBC VARIABLE LIFE ACCOUNT A
   the sub-account for the first through 10th policy year and 0.15% to 0.45%, on an annual basis, of the accumulation value in the sub-account for the 11th policy year and thereafter. The charge is based on the sex, age and rate class of the primary insured. Risk charges for all the products are recognized as redemptions of units.

      Policy Charges: The Account deducts a policy charge of $25 to $35 per month in the first policy year and $5 to $7.50 per month thereafter for all of the products except for Clarity Duo. Policy charges are recognized as redemptions of units.

      Cost of Insurance: A deduction for cost of insurance and cost of any riders is also made monthly. This charge will depend on the specified amount of insurance coverage, the accumulation value, and the sex, age, and rate class of the primary insured. Cost of insurance is recognized as a redemption of units.

      Surrender Charges: Surrender charges will be imposed in the event of a full or partial surrender of the unloaned accumulation value. The surrender charge will depend on the year of surrender, sex, issue age and rate class of the primary insured. A fee of $25 will also be assessed on all partial surrenders, in addition to any other surrender charges already imposed. Clarity VUL allows for one free partial surrender each policy year up to 10% of the unloaned accumulation value. Surrender charges are withheld from the proceeds of the surrender by LLIC with the net amount being remitted to the policyholder. These charges are not recorded in the financial statements of the Account.

      Transfer Fees: Transfers in excess of 12 for Clarity VUL and Clarity SVUL and in excess of 20 for Conseco VUL and Clarity Duo during each policy year will result in a $25 transfer fee assessment against the contract.

5. Purchases and Sales of Investments

   The cost of investments purchased and proceeds from investment securities sold by each sub-account were as follows:

                                                              Year Ended December 31
                                                              ----------------------
                                                                      2006
                                                              ----------------------
                                                               Cost of    Proceeds
                                                              Purchases  from Sales
                                                              ---------  ----------
40|86 Series Trust:
   Equity Portfolio.......................................... $     13    $  6,923
   Fixed Income Portfolio....................................       --          42
The Alger American Fund:
   Growth Portfolio..........................................   16,100     165,651
   Leveraged AllCap Portfolio................................   12,374     163,384
   Mid Cap Growth Portfolio..................................  132,242     340,208
   Small Capitalization Portfolio............................        1       1,606
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund.................................   91,860     117,756
   VP International Fund.....................................      325      20,451
   VP Value Fund.............................................  150,660     159,761
   VP Ultra Fund.............................................    3,787         814
Dreyfus Socially Responsible Growth Fund, Inc................       17         817
Dreyfus Stock Index Fund.....................................  167,333     299,903
Dreyfus Variable Investment Fund--Disciplined Stock Portfolio    1,139      19,495

                          RBC VARIABLE LIFE ACCOUNT A

                                                                                   Year Ended December 31
                                                                                   ----------------------
                                                                                           2006
                                                                                   ----------------------
                                                                                    Cost of    Proceeds
                                                                                   Purchases  from Sales
                                                                                   ---------  ----------
Dreyfus Investment Portfolios:
   Emerging Leaders Portfolio..................................................... $162,606    $ 89,279
   Small Cap Stock Index Portfolio................................................   36,355       3,259
Federated Insurance Series:
   International Equity Fund II...................................................        4         612
   Capital Income Fund II.........................................................        7          11
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.........................................................   63,360      40,864
   AIM VI Core Stock Fund.........................................................    2,484      99,741
   AIM VI Capital Development Fund................................................   10,198         389
   AIM VI Core Equity Fund........................................................   67,680       9,744
Lazard Retirement Series, Inc.--Retirement Small Cap Portfolio....................  171,069     110,275
Neuberger & Berman Advisors Management Trust:
   Limited Maturity Bond Portfolio................................................       10         551
   Partners Portfolio.............................................................      310          81
Wells Fargo Advantage Funds:
   Opportunity Fund II............................................................      760         981
   Discovery Fund.................................................................        2      17,330
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund................................................       39         442
   Worldwide Real Estate Fund.....................................................       61          19
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio................................................  177,432      65,858
   Fidelity VIP Growth Portfolio..................................................  104,927      26,619
   Fidelity VIP Money Market Portfolio............................................  359,187     478,501
Variable Insurance Products II Fund (VIP II):
   Fidelity VIP II Contrafund Portfolio...........................................  393,607     269,091
   Fidelity VIP II Investment Grade Bond Portfolio................................  372,835     116,941
Variable Insurance Products III Fund (VIP III)--Fidelity VIP III Mid Cap Portfolio  347,674     135,616
Janus Aspen Series:
   International Growth Portfolio.................................................  313,108     155,812
   Large Cap Growth Portfolio.....................................................       20         702
   Growth and Income Portfolio....................................................      272      14,659
   Small Company Value Portfolio..................................................   27,419       8,738
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio......................................................   54,527       1,946
   Bond Debenture Portfolio.......................................................    8,106      35,704
   Growth and Income Portfolio....................................................  257,967     218,364
   Mid Cap Value Portfolio........................................................  310,286      33,650
T. Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio.....................................................   80,872      66,636
   Equity Income Portfolio II.....................................................  156,772      33,079
   Health Sciences Portfolio II...................................................   30,217      16,145
   Personal Strategy Balanced Portfolio...........................................   85,530      93,528

                          RBC VARIABLE LIFE ACCOUNT A

                                                 Year Ended December 31
                                                 ----------------------
                                                         2006
                                                 ----------------------
                                                  Cost of    Proceeds
                                                 Purchases  from Sales
                                                 ---------  ----------
          Vanguard Variable Insurance Fund:
             Mid Cap Index Portfolio............ $ 84,453    $ 8,316
             REIT Index Portfolio...............  140,776     26,626
             Total Bond Market Index Portfolio..   26,269     15,501
             Total Stock Market Index Portfolio.   60,515     19,044
             Small Company Growth Portfolio.....   71,651      5,041
             Capital Growth Portfolio...........   54,337      4,293

6. Summary of Unit Transactions

   Transactions in units of each sub-account were as follows:

                                                               Beginning Units   Units   Ending
                                                                Balance  Sold   Redeemed Balance
                                                               --------- ------ -------- -------
Year Ended December 31, 2006
40|86 Series Trust:
   Equity Portfolio...........................................   1,467       --    (264)  1,203
   Fixed Income Portfolio.....................................      94       --      (3)     91
The Alger American Fund:
   Growth Portfolio...........................................  26,341      445 (12,472) 14,314
   Leveraged AllCap Portfolio.................................  31,512      929 (10,877) 21,564
   Mid Cap Growth Portfolio...................................  41,062    2,280 (16,445) 26,897
   Small Capitalization Portfolio.............................     763       --    (122)    641
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................................  63,843    6,522  (9,680) 60,685
   VP International Fund......................................   1,402       --  (1,283)    119
   VP Value Fund..............................................  31,306    5,894  (8,402) 28,798
   VP Ultra Fund..............................................     545      370     (91)    824
Dreyfus Socially Responsible Growth Fund, Inc.................     977       --     (84)    893
Dreyfus Stock Index Fund......................................  88,515   12,782 (25,120) 76,177
Dreyfus Variable Investment Fund--Disciplined Stock Portfolio.   8,039       45  (1,714)  6,370
Dreyfus Investment Portfolios:
   Emerging Leaders Portfolio.................................  38,413    7,901  (6,854) 39,460
   Small Cap Stock Index Portfolio............................     240    2,912    (283)  2,869
Federated Insurance Series:
   International Equity Fund II...............................     134       --     (42)     92
   Capital Income Fund II.....................................      13       --      (1)     12
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.....................................  13,663    2,666  (2,017) 14,312
   AIM VI Core Stock Fund.....................................   7,694      167  (7,861)     --
   AIM VI Capital Development Fund............................     181      753     (36)    898
   AIM VI Core Equity Fund....................................     591    5,402    (470)  5,523
Lazard Retirement Series, Inc.--Retirement Small Cap Portfolio  33,496    5,487  (4,876) 34,107

                          RBC VARIABLE LIFE ACCOUNT A

                                                                     Beginning Units   Units   Ending
                                                                      Balance  Sold   Redeemed Balance
                                                                     --------- ------ -------- -------
Year Ended December 31, 2006 (Continued)
Neuberger & Berman Advisors Management Trust:
   Limited Maturity Bond Portfolio..................................       42      --     (42)     --
   Partners Portfolio...............................................      162      --      (5)    157
Wells Fargo Advantage Funds:
   Opportunity Fund II..............................................      370      --     (52)    318
   Discovery Fund...................................................    3,177      --  (1,321)  1,856
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund..................................       13      --     (12)      1
   Worldwide Real Estate Fund.......................................        7      --      (1)      6
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio..................................   31,713  14,026  (5,000) 40,739
   Fidelity VIP Growth Portfolio....................................   24,933  13,802  (3,266) 35,469
   Fidelity VIP Money Market Portfolio..............................   69,256  30,745 (45,087) 54,914
Variable Insurance Products II Fund (VIP II):
   Fidelity VIP II Contrafund Portfolio.............................   71,464  23,831 (22,253) 73,042
   Fidelity VIP II Investment Grade Bond Portfolio..................   60,748  29,301  (7,526) 82,523
Variable Insurance Products III Fund (VIP III)--Fidelity VIP III Mid
  Cap Portfolio.....................................................   40,262  17,093  (6,059) 51,296
Janus Aspen Series:
   International Growth Portfolio...................................   44,133  10,487  (5,010) 49,610
   Large Cap Growth Portfolio.......................................      128       1     (49)     80
   Growth and Income Portfolio......................................    1,380      --    (867)    513
   Small Company Value Portfolio....................................      908   1,586    (103)  2,391
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio........................................      137   4,769    (228)  4,678
   Bond Debenture Portfolio.........................................    3,460     574  (3,180)    854
   Growth and Income Portfolio......................................  100,471  16,967 (18,776) 98,662
   Mid Cap Value Portfolio..........................................    8,387  24,093  (3,125) 29,355
T. Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio.......................................   28,762   6,062  (4,899) 29,925
   Equity Income Portfolio II.......................................    8,255  13,039  (2,881) 18,413
   Health Sciences Portfolio II.....................................    3,670   2,335  (1,260)  4,745
   Personal Strategy Balanced Portfolio.............................   28,457   5,362  (7,464) 26,355
Vanguard Variable Insurance Fund:
   Mid Cap Index Portfolio..........................................    3,089   6,403    (643)  8,849
   REIT Index Portfolio.............................................    8,141   9,162  (1,503) 15,800
   Total Bond Market Index Portfolio................................    1,647   1,864    (892)  2,619
   Total Stock Market Index Portfolio...............................    4,730   3,947  (1,046)  7,631
   Small Company Growth Portfolio...................................    3,851   5,004    (390)  8,465
   Capital Growth Portfolio.........................................    3,394   4,322    (495)  7,221

                          RBC VARIABLE LIFE ACCOUNT A

                                                               Beginning Units   Units   Ending
                                                                Balance  Sold   Redeemed Balance
                                                               --------- ------ -------- -------
Year Ended December 31, 2005
Investors Mark Series Fund, Inc.:
   Balanced...................................................  14,181    1,719 (15,900)     --
   Growth and Income..........................................  55,598    3,807 (59,405)     --
   Large Cap Value............................................  15,474    1,556 (17,030)     --
   Small Cap Equity...........................................  21,768    3,096 (24,864)     --
   Large Cap Growth...........................................  36,708    4,631 (41,339)     --
   Intermediate Fixed Income..................................  28,117    3,841 (31,958)     --
   Mid Cap Equity.............................................  19,916    2,363 (22,279)     --
   Money Market...............................................  58,156   32,528 (90,684)     --
   Global Fixed Income........................................   4,464      489  (4,953)     --
40|86 Series Trust:
   Equity Portfolio...........................................   1,612       --    (145)  1,467
   Fixed Income Portfolio.....................................      97       --      (3)     94
The Alger American Fund:
   Growth Portfolio...........................................  42,632    6,279 (22,570) 26,341
   Leveraged AllCap Portfolio.................................  41,331    4,970 (14,789) 31,512
   Mid Cap Growth Portfolio...................................  49,239    8,948 (17,125) 41,062
   Small Capitalization Portfolio.............................     776       36     (49)    763
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................................  68,424    7,255 (11,836) 63,843
   VP International Fund......................................   1,504        1    (103)  1,402
   VP Value Fund..............................................  25,003   10,875  (4,572) 31,306
   VP Ultra Fund..............................................      --      563     (18)    545
Dreyfus Socially Responsible Growth Fund, Inc.................   1,058       --     (81)    977
Dreyfus Stock Index Fund......................................  84,173   15,557 (11,215) 88,515
Dreyfus Variable Investment Fund--Disciplined Stock Portfolio.  13,844      790  (6,595)  8,039
Dreyfus Investment Portfolios:
   Emerging Leaders Portfolio.................................      --   39,414  (1,001) 38,413
   Small Cap Stock Index Portfolio............................      --      254     (14)    240
Federated Insurance Series:
   International Equity Fund II...............................     144       --     (10)    134
   Capital Income Fund II.....................................      14       --      (1)     13
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.....................................   8,613    6,218  (1,168) 13,663
   AIM VI Core Stock Fund.....................................  12,041    3,113  (7,460)  7,694
   AIM VI Capital Development Fund............................      --      191     (10)    181
   AIM VI Core Equity Fund....................................      --      601     (10)    591
Lazard Retirement Series, Inc.--Retirement Small Cap Portfolio  33,980    5,597  (6,081) 33,496
Neuberger & Berman Advisors Management Trust:
   Limited Maturity Bond Portfolio............................      36       12      (6)     42
   Partners Portfolio.........................................     168       --      (6)    162
Strong Mid Cap Growth Fund II.................................   2,778       --  (2,778)     --

                          RBC VARIABLE LIFE ACCOUNT A

                                                                     Beginning  Units   Units   Ending
                                                                      Balance   Sold   Redeemed Balance
                                                                     --------- ------- -------- -------
Year Ended December 31, 2005 (Continued)
Wells Fargo Advantage Funds:
   Opportunity Fund II..............................................     519        --    (149)     370
   Discovery Fund...................................................      --     3,282    (105)   3,177
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund..................................      15        --      (2)      13
   Worldwide Hard Assets Fund.......................................     388        --    (388)      --
   Worldwide Real Estate Fund.......................................       8        --      (1)       7
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio..................................  31,400     7,979  (7,666)  31,713
   Fidelity VIP Growth Portfolio....................................  24,896     7,631  (7,594)  24,933
   Fidelity VIP Money Market Portfolio..............................      --    76,120  (6,864)  69,256
Variable Insurance Products II Fund (VIP II):
   Fidelity VIP II Contrafund Portfolio.............................  30,598    45,506  (4,640)  71,464
   Fidelity VIP II Investment Grade Bond Portfolio..................      --    62,582  (1,834)  60,748
Variable Insurance Products III Fund (VIP III)--Fidelity VIP III Mid
  Cap Portfolio.....................................................      --    41,571  (1,309)  40,262
Janus Aspen Series:
   International Growth Portfolio...................................  37,410    12,140  (5,417)  44,133
   Large Cap Growth Portfolio.......................................     122        19     (13)     128
   Growth and Income Portfolio......................................   1,955        --    (575)   1,380
   Small Company Value Portfolio....................................      --       939     (31)     908
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio........................................      --       149     (12)     137
   Bond Debenture Portfolio.........................................      --     3,501     (41)   3,460
   Growth and Income Portfolio......................................      --   103,874  (3,403) 100,471
   Mid Cap Value Portfolio..........................................      --     8,575    (188)   8,387
T. Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio.......................................      --    29,891  (1,129)  28,762
   Equity Income Portfolio II.......................................      --     8,475    (220)   8,255
   Health Sciences Portfolio II.....................................      --     3,708     (38)   3,670
   Personal Strategy Balanced Portfolio.............................      --    29,403    (946)  28,457
Vanguard Variable Insurance Fund:
   Mid Cap Index Portfolio..........................................      --     3,142     (53)   3,089
   REIT Index Portfolio.............................................      --     8,352    (211)   8,141
   Total Bond Market Index Portfolio................................      --     1,670     (23)   1,647
   Total Stock Market Index Portfolio...............................      --     4,769     (39)   4,730
   Small Company Growth Portfolio...................................      --     3,889     (38)   3,851
   Capital Growth Portfolio.........................................      --     3,437     (43)   3,394

                          RBC VARIABLE LIFE ACCOUNT A

7. Unit Fair Values

   The Company sells four different variable life products which have unique combinations of features and fees that are charged against the contract owner's account balance. Unit value information and financial ratios for each sub-account are as follows:

                                                                     Investment
                                                   Unit                Income   Expense   Total
                                            Units  Value  Net Assets   Ratio*   Ratio** Return***
                                            ------ ------ ---------- ---------- ------- ---------
Year Ended December 31, 2006
40|86 Series Trust:
   Equity Portfolio........................  1,203 $24.74 $   29,758    0.00%     N/A      0.39%
   Fixed Income Portfolio..................     91  14.62      1,330    0.00%     N/A     (0.78)%
The Alger American Fund:
   Growth Portfolio........................ 14,314  12.73    182,191    0.12%     N/A      5.28%
   Leveraged AllCap Portfolio.............. 21,564  17.13    369,474    0.00%     N/A     19.07%
   Mid Cap Growth Portfolio................ 26,897  20.81    559,702    0.00%     N/A      9.69%
   Small Capitalization Portfolio..........    641  14.22      9,117    0.00%     N/A     19.82%
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund............... 60,685  14.81    898,569    1.79%     N/A     17.14%
   VP International Fund...................    119  16.38      1,949    1.68%     N/A     24.64%
   VP Value Fund........................... 28,798  19.60    564,301    1.28%     N/A     15.27%
   VP Ultra Fund...........................    824  10.79      8,891    0.00%     N/A     (3.31)%
Dreyfus Socially Responsible Growth Fund,
  Inc......................................    893  10.40      9,290    0.11%     N/A      9.16%
Dreyfus Stock Index Fund................... 76,177  13.65  1,039,815    1.66%     N/A     15.87%
Dreyfus Variable Investment Fund--
  Disciplined Stock Portfolio..............  6,370  12.70     80,906    0.85%     N/A     15.78%
Dreyfus Investment Portfolios:
   Emerging Leaders Portfolio.............. 39,460  12.46    491,857    0.00%     N/A      8.20%
   Small Cap Stock Index Portfolio.........  2,869  13.36     38,336    0.24%     N/A     14.40%
Federated Insurance Series:
   International Equity Fund II............     92  16.35      1,504    0.22%     N/A     18.81%
   Capital Income Fund II..................     12  10.08        121    5.86%     N/A     10.93%
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.................. 14,312  12.34    176,674    9.21%     N/A     10.71%
   AIM VI Core Stock Fund..................     --     --         --    0.97%     N/A      2.14%
   AIM VI Capital Development Fund.........    898  13.79     12,383    0.00%     N/A     16.47%
   AIM VI Core Equity Fund.................  5,523  12.76     70,475    0.82%     N/A     16.75%
Lazard Retirement Series, Inc.-- Retirement
  Small Cap Portfolio...................... 34,107  22.83    778,576    0.00%     N/A     14.19%
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio.........     --     --         --    2.66%     N/A      4.75%
   Partners Portfolio......................    157  17.41      2,733    0.73%     N/A     12.16%
Wells Fargo Advantage Funds:
   Opportunity Fund II.....................    318  20.76      6,603    0.00%     N/A     12.00%
   Discovery Fund..........................  1,856  13.15     24,408    0.00%     N/A     14.65%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                       Investment
                                                     Unit                Income   Expense   Total
                                              Units  Value  Net Assets   Ratio*   Ratio** Return***
                      -                       ------ ------ ---------- ---------- ------- ---------
Year Ended December 31, 2006 (Continued)
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund...........      1 $11.00 $       11    0.74%     N/A    (61.10)%
   Worldwide Real Estate Fund................      6  37.33        224    1.54%     N/A     41.20%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio........... 40,739  13.04    531,436    0.66%     N/A     17.52%
   Fidelity VIP Growth Portfolio............. 35,469   7.89    279,984    0.16%     N/A      5.11%
   Fidelity VIP Money Market Portfolio....... 54,914  10.73    589,020    4.78%     N/A      4.85%
Variable Insurance Products II Fund (VIP II):
   Fidelity VIP II Contrafund Portfolio...... 73,042  14.66  1,070,765    0.99%     N/A     12.68%
   Fidelity VIP II Investment Grade Bond
     Portfolio............................... 82,523  10.58    873,445    3.96%     N/A      4.38%
Variable Insurance Products III Fund (VIP
  III)-- Fidelity VIP III Mid Cap Portfolio.. 51,296  13.88    712,184    0.31%     N/A     12.69%
Janus Aspen Series:
   International Growth Portfolio............ 49,610  32.30  1,602,187    1.99%     N/A     46.53%
   Large Cap Growth Portfolio................     80  15.78      1,262    0.47%     N/A     12.12%
   Growth and Income Portfolio...............    513  16.84      8,638    1.36%     N/A      8.01%
   Small Company Value Portfolio.............  2,391  13.62     32,572    0.00%     N/A     21.85%
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio.................  4,678  12.46     58,272    2.69%     N/A     14.60%
   Bond Debenture Portfolio..................    854  11.49      9,816    3.35%     N/A      9.36%
   Growth and Income Portfolio............... 98,662  12.82  1,264,867    1.33%     N/A     17.29%
   Mid Cap Value Portfolio................... 29,355  12.90    378,580    0.57%     N/A     12.24%
T. Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio................ 29,925  12.60    377,126    0.32%     N/A      9.68%
   Equity Income Portfolio II................ 18,413  12.80    235,774    1.43%     N/A     18.67%
   Health Sciences Portfolio II..............  4,745  13.52     64,150    0.00%     N/A      8.42%
   Personal Strategy Balanced Portfolio...... 26,355  12.34    325,285    2.10%     N/A     11.90%
Vanguard Variable Insurance Fund:
   Mid Cap Index Portfolio...................  8,849  13.58    120,162    0.91%    0.20%    13.54%
   REIT Index Portfolio...................... 15,800  15.57    245,991    1.99%    0.20%    34.68%
   Total Bond Market Index Portfolio.........  2,619  10.54     27,597    3.77%    0.20%     4.12%
   Total Stock Market Index Portfolio........  7,631  12.95     98,856    0.96%    0.20%    15.25%
   Small Company Growth Portfolio............  8,465  13.12    111,101    0.31%    0.20%    10.01%
   Capital Growth Portfolio..................  7,221  12.99     93,817    0.64%    0.20%    11.43%
Year Ended December 31, 2005
Investors Mark Series Fund, Inc.:
   Balanced..................................     --     --         --    1.18%     N/A      0.05%
   Growth and Income.........................     --     --         --    1.62%     N/A     -2.10%
   Large Cap Value...........................     --     --         --    0.83%     N/A     -0.57%
   Small Cap Equity..........................     --     --         --    0.00%     N/A     -0.31%
   Large Cap Growth..........................     --     --         --    0.75%     N/A     -1.94%
   Intermediate Fixed Income.................     --     --         --    2.63%     N/A      1.00%
   Mid Cap Equity............................     --     --         --    0.21%     N/A      2.50%
   Money Market..............................     --     --         --    1.21%     N/A      1.29%
   Global Fixed Income.......................     --     --         --   14.81%     N/A      0.90%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                     Investment
                                                   Unit                Income   Expense   Total
                                            Units  Value  Net Assets   Ratio*   Ratio** Return***
                     -                      ------ ------ ---------- ---------- ------- ---------
Year Ended December 31, 2005 (Continued)
40|86 Series Trust:
   Equity Portfolio........................  1,467 $24.64 $   36,136    0.48%     N/A     11.43%
   Fixed Income Portfolio..................     94  14.73      1,378    4.43%     N/A      2.31%
The Alger American Fund:
   Growth Portfolio........................ 26,341  12.09    318,385    0.27%     N/A     12.13%
   Leveraged AllCap Portfolio.............. 31,512  14.39    453,465    0.00%     N/A     14.21%
   Mid Cap Growth Portfolio................ 41,062  18.97    778,936    0.00%     N/A      8.83%
   Small Capitalization Portfolio..........    763  11.87      9,050    0.00%     N/A     16.91%
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund............... 63,843  12.64    807,041    2.01%     N/A      4.64%
   VP International Fund...................  1,402  13.14     18,426    1.17%     N/A     13.29%
   VP Value Fund........................... 31,306  17.00    532,228    0.80%     N/A      2.42%
   VP Ultra Fund...........................    545  11.16      6,078    0.00%     N/A      7.81%
Dreyfus Socially Responsible Growth Fund,
  Inc......................................    977   9.53      9,305    0.00%     N/A      3.65%
Dreyfus Stock Index Fund................... 88,515  11.78  1,042,803    1.63%     N/A      4.91%
Dreyfus Variable Investment Fund--
  Disciplined Stock Portfolio..............  8,039  10.97     88,174    0.00%     N/A      6.28%
Dreyfus Investment Portfolios:
   Emerging Leaders Portfolio.............. 38,413  11.52    442,367    0.00%     N/A     10.19%
   Small Cap Stock Index Portfolio.........    240  11.68      2,802    0.00%     N/A     11.29%
Federated Insurance Series:
   International Equity Fund II............    134  13.76      1,838    0.00%     N/A      8.98%
   Capital Income Fund II..................     13   9.09        115    5.20%     N/A      6.07%
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.................. 13,663  11.15    152,304   10.36%     N/A      2.74%
   AIM VI Core Stock Fund..................  7,694  12.11     93,138    0.37%     N/A      3.37%
   AIM VI Capital Development Fund.........    181  11.84      2,139    0.00%     N/A     12.35%
   AIM VI Core Equity Fund.................    591  10.93      6,460    4.35%     N/A      6.27%
Lazard Retirement Series, Inc.-- Retirement
  Small Cap Portfolio...................... 33,496  19.99    669,730    0.00%     N/A      1.49%
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio.........     42  12.88        538    1.94%     N/A      1.68%
   Partners Portfolio......................    162  15.52      2,513    0.97%     N/A     18.08%
Strong Mid Cap Growth Fund II..............     --     --         --    0.00%     N/A     -1.47%
Wells Fargo Advantage Funds:
   Opportunity Fund II.....................    370  18.54      6,855    0.00%     N/A      7.89%
   Discovery Fund..........................  3,177  11.47     36,445    0.00%     N/A      9.90%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund.........     13  28.28        370    0.81%     N/A     32.16%
   Worldwide Hard Assets Fund..............     --     --         --    0.65%     N/A     14.36%
   Worldwide Real Estate Fund..............      7  26.44        188    2.16%     N/A     20.85%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                           Investment
                                                         Unit                Income   Expense   Total
                                                  Units  Value  Net Assets   Ratio*   Ratio** Return***
                       -                         ------- ------ ---------- ---------- ------- ---------
Year Ended December 31, 2005 (Continued)
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio..............  31,713 $11.10 $  352,138    0.50%     N/A     24.34%
   Fidelity VIP Growth Portfolio................  24,933   7.51    187,235    0.28%     N/A     14.13%
   Fidelity VIP Money Market Portfolio..........  69,256  10.23    708,333    2.39%     N/A      1.53%
Variable Insurance Products II Fund (VIP II):
   Fidelity VIP II Contrafund Portfolio.........  71,464  13.01    930,069    0.09%     N/A     18.21%
   Fidelity VIP II Investment Grade Bond
     Portfolio..................................  60,748  10.14    616,173    0.00%     N/A      0.96%
Variable Insurance Products III Fund (VIP III)--
  Fidelity VIP III Mid Cap Portfolio............  40,262  12.32    495,999    0.00%     N/A     15.59%
Janus Aspen Series:
   International Growth Portfolio...............  44,133  22.04    972,476    1.28%     N/A     27.52%
   Large Cap Growth Portfolio...................     128  14.07      1,807    0.35%     N/A      4.22%
   Growth and Income Portfolio..................   1,380  15.59     21,512    0.64%     N/A     12.33%
   Small Company Value Portfolio................     908  11.18     10,148    0.00%     N/A      7.93%
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio....................     137  10.87      1,493    3.56%     N/A      5.88%
   Bond Debenture Portfolio.....................   3,460  10.51     36,351   14.48%     N/A      3.40%
   Growth and Income Portfolio.................. 100,471  10.93  1,098,345    1.44%     N/A      6.27%
   Mid Cap Value Portfolio......................   8,387  11.49     96,378    0.82%     N/A     10.02%
T. Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio...................  28,762  11.49    330,516    0.16%     N/A     10.03%
   Equity Income Portfolio II...................   8,255  10.79     89,089    1.24%     N/A      5.33%
   Health Sciences Portfolio II.................   3,670  12.47     45,759    0.00%     N/A     16.59%
   Personal Strategy Balanced Portfolio.........  28,457  11.03    314,010    1.32%     N/A      6.96%
Vanguard Variable Insurance Fund:
   Mid Cap Index Portfolio......................   3,089  11.96     36,949    0.00%    0.14%    13.19%
   REIT Index Portfolio.........................   8,141  11.56     94,124    0.00%    0.13%    10.50%
   Total Bond Market Index Portfolio............   1,647  10.12     16,671    0.00%    0.14%     0.82%
   Total Stock Market Index Portfolio...........   4,730  11.24     53,146    0.00%    0.13%     8.31%
   Small Company Growth Portfolio...............   3,851  11.93     45,954    0.00%    0.14%    13.00%
   Capital Growth Portfolio.....................   3,394  11.66     39,582    0.00%    0.14%    11.17%
Year ended December 31, 2004
Investors Mark Series Fund, Inc. (IMSF):
   Balanced.....................................  14,181  16.38    232,303    1.87%     N/A     16.92%
   Growth and Income............................  55,598  15.72    873,966    0.02%     N/A     12.05%
   Large Cap Value..............................  15,474  13.65    211,210    1.68%     N/A     15.58%
   Small Cap Equity.............................  21,768  17.47    380,339    0.00%     N/A      5.50%
   Large Cap Growth.............................  36,708   8.92    327,294    0.00%     N/A     (1.00)%
   Intermediate Fixed Income....................  28,117  13.77    387,250    4.11%     N/A      2.68%
   Mid Cap Equity...............................  19,916  18.20    362,511    0.05%     N/A     15.34%
   Money Market.................................  58,156  11.64    676,654    0.85%     N/A     (0.68)%
   Global Fixed Income..........................   4,464  13.28     59,292    0.00%     N/A      3.59%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                          Investment
                                                        Unit                Income   Expense   Total
                                                 Units  Value  Net Assets   Ratio*   Ratio** Return***
                       -                         ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2004 (Continued)
40|86 Series Trust:
   Equity Portfolio.............................  1,612 $22.11  $ 35,639     0.35%     N/A     20.95%
   Fixed Income Portfolio.......................     97  14.40     1,397     4.39%     N/A      5.19%
The Alger American Fund:
   Growth Portfolio............................. 42,632  10.78   459,500     0.00%     N/A      5.58%
   Leveraged AllCap Portfolio................... 41,331  12.60   520,975     0.00%     N/A      7.97%
   Mid Cap Growth Portfolio..................... 49,239  17.43   858,030     0.00%     N/A     10.53%
   Small Capitalization Portfolio...............    776  10.15     7,879     0.00%     N/A     16.53%
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund.................... 68,424  12.08   826,329     1.42%     N/A     13.00%
   VP International Fund........................  1,504  11.60    17,452     0.64%     N/A     14.85%
   VP Value Fund................................ 25,003  16.60   414,978     1.02%     N/A     11.94%
Dreyfus Socially Responsible Growth Fund, Inc...  1,058   9.19     9,726     0.35%     N/A      6.12%
Dreyfus Stock Index Fund........................ 84,173  11.23   945,349     1.87%     N/A     10.86%
Dreyfus Variable Investment Fund--Disciplined
  Stock Portfolio............................... 13,844  10.32   142,899     1.46%     N/A      7.84%
Federated Insurance Series:
   International Equity Fund II.................    144  12.63     1,818     0.00%     N/A     13.38%
   Capital Income Fund II.......................     14   8.57       120     4.17%     N/A     12.61%
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.......................  8,613  10.85    93,470     3.16%     N/A      5.67%
   AIM VI Core Stock Fund....................... 12,041  11.71   141,027     0.99%     N/A      4.18%
Lazard Retirement Series, Inc.--Retirement Small
  Cap Portfolio................................. 33,980  19.70   669,319     0.00%     N/A     13.54%
Neuberger & Berman Advisors Management Trust:
   Limited Maturity Bond Portfolio..............     36  12.67       456     3.39%     N/A     (0.16)%
   Partners Portfolio...........................    168  13.14     2,208     0.00%     N/A     19.24%
Wells Fargo Opportunity Fund II.................    519  17.18     8,916     0.00%     N/A     18.24%
Strong Variable Insurance Funds, Inc.--Mid Cap
  Growth Fund II................................  2,778  12.62    35,057     0.00%     N/A     19.17%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund..............     15  21.40       321     1.36%     N/A     24.20%
   Worldwide Hard Assets Fund...................    388  20.60     7,992     0.39%     N/A     23.95%
   Worldwide Real Estate Fund...................      8  21.88       175     1.27%     N/A     37.96%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio.............. 31,400   8.93   280,373     0.84%     N/A     17.04%
   Fidelity VIP Growth Portfolio................ 24,896   6.58   163,923     0.13%     N/A      3.62%
Variable Insurance Products II Fund (VIP II)--
  Fidelity VIP II Contrafund Portfolio.......... 30,598  11.01   336,855     0.18%     N/A     16.63%
Janus Aspen Series:
   International Growth Portfolio............... 37,410  17.28   646,460     0.92%     N/A     18.36%
   Large Cap Growth Portfolio...................    122  13.50     1,647     0.13%     N/A      4.33%
   Growth and Income Portfolio..................  1,955  13.88    27,136     0.64%     N/A     11.94%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                           Investment
                                                         Unit                Income   Expense   Total
                                                  Units  Value  Net Assets   Ratio*   Ratio** Return***
                        -                         ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2003
Investors Mark Series Fund, Inc. (IMSF):
   Balanced...................................... 11,478 $14.01  $160,779     2.55%     N/A     36.58%
   Growth and Income............................. 52,638  14.03   738,426     1.00%     N/A     31.85%
   Large Cap Value............................... 10,927  11.81   128,999     1.47%     N/A     23.62%
   Small Cap Equity.............................. 17,747  16.56   293,963     0.00%     N/A     43.91%
   Large Cap Growth.............................. 36,465   9.01   328,561     0.11%     N/A     26.90%
   Intermediate Fixed Income..................... 22,763  13.41   305,271     5.16%     N/A      5.10%
   Mid Cap Equity................................ 18,040  15.78   284,586     0.18%     N/A     35.59%
   Money Market.................................. 49,548  11.72   580,725     0.65%     N/A      0.17%
   Global Fixed Income...........................  2,813  12.82    36,063     0.00%     N/A      4.83%
Berger Institutional Products Trust (Berger IPT):
   Growth Fund...................................     --     --        --     0.18%     N/A       N/A
   Large Cap Growth Fund.........................     --     --        --     0.14%     N/A       N/A
   Small Company Growth Fund.....................     --     --        --     0.00%     N/A       N/A
   International Fund............................     --     --        --     2.69%     N/A       N/A
40|86 Series Trust:
   Balanced Portfolio............................      1  14.91         8     0.00%     N/A     23.44%
   Equity Portfolio..............................  1,747  18.28    31,927     0.27%     N/A     37.21%
   Fixed Income Portfolio........................    116  13.69     1,582     4.64%     N/A      9.32%
The Alger American Fund:
   Growth Portfolio.............................. 38,967  10.21   397,794     0.00%     N/A     35.21%
   Leveraged AllCap Portfolio.................... 37,135  11.67   433,278     0.00%     N/A     34.73%
   Mid Cap Growth Portfolio...................... 39,670  15.77   625,650     0.00%     N/A     47.81%
   Small Capitalization Portfolio................    820   8.71     7,143     0.00%     N/A     42.39%
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................... 68,385  10.69   730,797     1.37%     N/A     29.38%
   VP International Fund.........................  2,025  10.10    20,452     0.78%     N/A     24.51%
   VP Value Fund................................. 24,132  14.83   357,782     1.14%     N/A     28.92%
Dreyfus Socially Responsible Growth Fund,
  Inc............................................  1,426   8.66    12,343     0.11%     N/A     26.00%
Dreyfus Stock Index Fund......................... 75,063  10.13   760,328     1.76%     N/A     28.38%
Dreyfus Variable Investment Fund--Disciplined
  Stock Portfolio................................ 12,637   9.57   120,924     1.00%     N/A     23.47%
Federated Insurance Series:
   International Equity Fund II..................    206  11.14     2,297     0.00%     N/A     32.28%
   Capital Income Fund II........................     25   7.61       193     6.90%     N/A     21.04%
INVESCO Variable Investment Funds:
   VIF--High Yield Fund.......................... 10,009  10.04   100,523     8.98%     N/A     25.07%
   VIF--Core Equity Fund.........................  9,600  11.24   107,857     1.45%     N/A     22.66%
Lazard Retirement Series, Inc.--Retirement
  Small Cap Portfolio............................ 32,318  17.35   560,645     0.00%     N/A     37.22%
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio...............     45  12.69       571     2.26%     N/A      2.04%
   Partners Portfolio............................    176  11.02     1,939     0.00%     N/A     35.08%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                           Investment
                                                         Unit                Income   Expense   Total
                                                  Units  Value  Net Assets   Ratio*   Ratio** Return***
                        -                         ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2003 (Continued)
Wells Fargo Opportunity Fund II..................  1,547 $14.53  $ 22,475     0.08%     N/A     37.06%
Strong Variable Insurance Funds, Inc.--Mid Cap
  Growth Fund II.................................  3,159  10.59    33,463     0.00%     N/A     34.25%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund...............    138  17.23     2,386     0.11%     N/A     54.16%
   Worldwide Hard Assets Fund....................    418  16.62     6,944     0.49%     N/A     45.03%
   Worldwide Real Estate Fund....................      9  15.86       149     2.23%     N/A     34.71%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............... 19,713   7.63   150,378     0.53%     N/A     43.12%
   Fidelity VIP Growth Portfolio................. 22,632   6.35   143,788     0.12%     N/A     32.64%
Variable Insurance Products II Fund (VIP II)--
  Fidelity VIP II Contrafund Portfolio........... 22,129   9.44   208,914     0.32%     N/A     28.10%
Janus Aspen Series:
   International Growth Portfolio................ 33,849  14.60   494,080     1.24%     N/A     34.50%
   Large Cap Growth Portfolio....................    123  12.94     1,595     0.09%     N/A     22.05%
   Growth and Income Portfolio...................  2,371  12.40    29,404     0.98%     N/A     18.00%
Year Ended December 31, 2002
Investors Mark Series Fund, Inc. (IMSF):
   Balanced...................................... 11,496  10.26   117,903     3.94%     N/A    (13.48)%
   Growth and Income............................. 42,915  10.64   456,717     0.90%     N/A    (18.29)%
   Large Cap Value...............................  9,567   9.55    91,393     0.97%     N/A    (11.62)%
   Small Cap Equity.............................. 14,253  11.51   164,065     0.00%     N/A    (24.79)%
   Large Cap Growth.............................. 32,695   7.10   232,139     0.00%     N/A    (28.48)%
   Intermediate Fixed Income..................... 16,791  12.76   214,252     5.14%     N/A      7.45%
   Mid Cap Equity................................ 16,421  11.64   191,058     0.26%     N/A    (13.51)%
   Money Market.................................. 53,082  11.70   621,269     1.36%     N/A      1.47%
   Global Fixed Income...........................  2,213  12.23    27,061     3.82%     N/A      6.97%
Berger Institutional Products Trust (Berger IPT):
   Growth Fund...................................    255   5.40     1,379     0.00%     N/A    (39.65)%
   Large Cap Growth Fund.........................  3,316   7.82    25,923     1.27%     N/A    (33.64)%
   Small Company Growth Fund.....................  1,978   6.86    13,576     0.00%     N/A    (49.26)%
   International Fund............................ 43,551   7.62   332,083     3.70%     N/A    (21.31)%
40|86 Series Trust:
   Balanced Portfolio............................    599  12.08     7,183     2.98%     N/A    (12.87)%
   Equity Portfolio..............................  1,872  13.32    24,944     0.32%     N/A    (13.42)%
   Fixed Income Portfolio........................    126  12.52     1,572     5.68%     N/A      4.68%
The Alger American Fund:
   Growth Portfolio.............................. 35,092   7.55   265,061     0.04%     N/A    (32.99)%
   Leveraged AllCap Portfolio.................... 27,537   8.66   238,477     0.01%     N/A    (33.91)%
   Mid Cap Growth Portfolio...................... 30,158  10.67   322,342     0.00%     N/A    (29.54)%
   Small Capitalization Portfolio................    881   6.12     5,394     0.00%     N/A    (26.22)%
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................... 60,713   8.26   501,650     0.86%     N/A    (19.37)%
   VP International Fund.........................  2,102   8.11    17,043     0.79%     N/A    (20.37)%
   VP Value Fund................................. 21,335  11.50   245,521     0.76%     N/A    (12.62)%

                          RBC VARIABLE LIFE ACCOUNT A

                                                                        Investment
                                                      Unit                Income   Expense   Total
                                               Units  Value  Net Assets   Ratio*   Ratio** Return***
                      -                        ------ ------ ---------- ---------- ------- ---------
Year Ended December 31, 2002 (Continued)
Dreyfus Socially Responsible Growth Fund,
  Inc.........................................  1,727 $ 6.87  $ 11,867     0.19%     N/A    (28.94)%
Dreyfus Stock Index Fund...................... 57,127   7.89   450,851     1.41%     N/A    (22.36)%
Dreyfus Variable Investment Fund--Disciplined
  Stock Portfolio............................. 11,389   7.75    88,238     1.07%     N/A    (22.61)%
Federated Insurance Series:
   International Equity Fund II...............    278   8.42     2,338     0.00%     N/A    (23.11)%
   Capital Income Fund II.....................     40   6.29       250     9.89%     N/A     24.48%
INVESCO Variable Investment Funds:
   VIF--High Yield Fund.......................  5,337   8.03    42,869    18.53%     N/A     (1.30)%
   VIF--Core Equity Fund......................  7,559   9.16    69,285     2.31%     N/A    (19.11)%
Lazard Retirement Series, Inc.--Retirement
  Small Cap Portfolio......................... 29,379  12.64   371,434     0.00%     N/A     17.68%
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio............     62  12.44       767     8.39%     N/A      5.34%
   Partners Portfolio.........................    187   8.16     1,523     0.69%     N/A    (24.14)%
Wells Fargo Opportunity Fund II...............  1,634  10.60    17,333     0.35%     N/A    (26.82)%
Strong Variable Insurance Funds, Inc.--Mid Cap
  Growth Fund II..............................  3,611   7.89    28,500     0.00%     N/A    (37.55)%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund............    160  11.18     1,788     0.25%     N/A     (3.02)%
   Worldwide Hard Assets Fund.................    467  11.46     5,352     0.99%     N/A     (2.85)%
   Worldwide Real Estate Fund.................     12  11.77       137     7.74%     N/A     (4.48)%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............ 15,313   5.33    81,663     0.50%     N/A    (20.46)%
   Fidelity VIP Growth Portfolio.............. 19,715   4.79    94,597     0.12%     N/A    (30.30)%
Variable Insurance Products II Fund (VIP II)--
  Fidelity VIP II Contrafund Portfolio........ 16,847   7.37   124,260     0.32%     N/A     (9.60)%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses assessed by the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
** The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner accounts through redemption of units and expenses of the underlying funds are excluded.
***These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses would result in a reduction in the total return presented. The total return is calculated for the effective period for each fund as applicable. See Note 1.

                          RBC VARIABLE LIFE ACCOUNT A

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)

8. Subsequent Events


   The primary distributor of shares of 40|86 Series Trust filed an exemptive application with the Securities and Exchange Commission to seek authority to substitute shares of the Equity Portfolio with shares of a newly created fund. The substitution is expected to occur on or about April 30, 2007. The liquidations are expected to occur on or about April 30, 2007. The policy owners of these two portfolios will be given the opportunity to reallocate their investments to other investment options available under their policy. If no transfer is made, policy owner monies in the liquidated portfolios will be reallocated to the Fidelity VIP Money Market Portfolio when the portfolios are liquidated.

   The Board of Trustees of the 40|86 Series Trust approved a plan to liquidate and terminate the Fixed Income Portfolio. The liquidation occurred on March 30, 2007. The Account held no shares of the Fixed Income Portfolio at the time of liquidation.

   The Boards of Trustees of Dreyfus Variable Investment Fund ("DVIF") and Dreyfus Investment Portfolios ("DIP") approved plans to liquidate the Disciplined Stock Portfolio of DVIF and the Emerging Leaders Portfolio of DIP. The liquidations are expected to occur on or about April 30, 2007. The policy owners of these two portfolios will be given the opportunity to reallocate their investments to other investment options available under their policy. If no transfer is made, policy owner monies in the liquidated portfolios will be reallocated to the Fidelity VIP Money Market Portfolio when the portfolios are liquidated.

                                  * * * * * *

                        Liberty Life Insurance Company

            Statutory Basis Financial Statements as of and for the
                    Years Ended December 31, 2006 and 2005,
                       and Independent Auditors' Report

                        LIBERTY LIFE INSURANCE COMPANY

                               TABLE OF CONTENTS

                                                                                                 Page
                                                                                               --------
Independent Auditors' Report..................................................................      F-1

Statutory-Basis Financial Statements as of and for the years ended December 31, 2006 and 2005:

   Statements of Admitted Assets, Liabilities and Surplus.....................................  F-2-F-3

   Statements of Income.......................................................................      F-4

   Statements of Changes in Capital and Surplus...............................................      F-5

   Statements of Cash Flows...................................................................      F-6

   Notes to Financial Statements--Statutory Basis............................................. F-7-F-40

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Liberty Life Insurance Company
Greenville, South Carolina

   We have audited the accompanying statements of admitted assets, liabilities, and surplus--statutory basis of Liberty Life Insurance Company (the "Company"), a wholly owned subsidiary of Royal Bank of Canada, as of December 31, 2006 and 2005, and the related statements of income--statutory basis, changes in capital and surplus--statutory basis, and cash flows--statutory basis for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. As described in Note 1 to the financial statements, the financial statements give retroactive effect to the merger of the Company and Business Men's Assurance Company of America, which has been accounted for as a statutory merger.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2006 or 2005, or the results of its operations or its cash flows for the years then ended.

   However, in our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of Liberty Life Insurance Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

April 25, 2007

                        LIBERTY LIFE INSURANCE COMPANY

                        STATEMENTS OF ADMITTED ASSETS,

                   LIABILITIES AND SURPLUS--STATUTORY BASIS

                       As of December 31, 2006 and 2005
                                (In thousands)

                                                                                                    2006       2005
                                                                                                 ---------- ----------
Admitted Assets
Cash and Invested Assets:
   Bonds........................................................................................ $2,742,404 $2,717,243
   Preferred stocks.............................................................................      2,630      2,960
   Common stocks................................................................................     87,749     68,584
   Mortgage loans...............................................................................    549,542    575,199
   Real estate--property held for sale..........................................................        513     16,725
   Policy loans.................................................................................    108,308    109,571
   Cash and short-term investments..............................................................    129,979     90,031
   Other invested assets........................................................................     23,666     22,847
   Receivables for securities...................................................................        469        225
                                                                                                 ---------- ----------
      Total cash and invested assets............................................................  3,645,260  3,603,385
Deferred and uncollected premiums--less loading ($(268) and $107 in 2006 and 2005, respectively)      4,660      5,232
Accident and health premiums due and unpaid.....................................................      7,433      7,942
Reinsurance balances recoverable................................................................     11,388      6,668
Accrued investment income.......................................................................     28,516     28,428
Receivable from affiliates......................................................................         87        677
Cash value of company-owned insurance...........................................................     20,962     19,666
Deferred tax asset--net.........................................................................     16,398     25,912
Other admitted assets...........................................................................      2,491      2,725
Separate account assets.........................................................................     33,751     35,152
                                                                                                 ---------- ----------
Total........................................................................................... $3,770,946 $3,735,787
                                                                                                 ========== ==========

                        LIBERTY LIFE INSURANCE COMPANY

                        STATEMENTS OF ADMITTED ASSETS,

             LIABILITIES AND SURPLUS--STATUTORY BASIS--(Concluded)

                       As of December 31, 2006 and 2005
                                (In thousands)

                                                                             2006        2005
                                                                          ----------  ----------
Liabilities and Capital and Surplus
Liabilities:
  Policy and contract liabilities:
   Life and annuity reserves............................................. $3,236,953  $3,189,179
   Accident and health active life reserves..............................     31,161      30,092
   Accident and health claim reserves....................................      2,774       3,195
   Policyholders' funds left on deposit..................................     29,962      32,935
   Policy and contract claims payable....................................     31,488      23,216
   Provision for experience rating refunds...............................      6,290       6,085
   Reinsurance payable...................................................      1,741          --
   Interest maintenance reserve..........................................         --       6,063
   Other policyholders' funds............................................      3,938       4,169
                                                                          ----------  ----------
      Total policy and contract liabilities..............................  3,344,307   3,294,934
   Accrued insurance expenses............................................     25,391      36,122
   Net transfers to separate accounts due or accrued.....................     (1,167)     (5,411)
   Federal income taxes payable..........................................        109          89
   Amounts withheld by Company as agent..................................      3,396       3,593
   Asset valuation reserve...............................................     31,298      34,369
   Liability for benefits for employees and agents.......................     34,832      35,601
   Liability for escheat funds...........................................      6,665       6,261
   Dividends to stockholders declared and unpaid.........................      6,125       6,125
   Deferred gain on sale of building.....................................      5,073          --
   Payable to affiliates.................................................      3,750         770
   Other liabilities.....................................................      8,912      13,244
   Separate account liabilities..........................................     33,751      35,152
                                                                          ----------  ----------
      Total liabilities..................................................  3,502,442   3,460,849
Capital and Surplus:
   Common stock, $1 par value per share--authorized, 24,000,000 shares;
    issued and outstanding, 9,920,000 shares.............................      9,920       9,920
   Additional paid-in surplus............................................    151,770     151,770
   Surplus note..........................................................     57,000      57,000
   Unassigned surplus....................................................     49,814      56,248
                                                                          ----------  ----------
      Total capital and surplus..........................................    268,504     274,938
                                                                          ----------  ----------
Total.................................................................... $3,770,946  $3,735,787
                                                                          ==========  ==========

              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

                     STATEMENTS OF INCOME--STATUTORY BASIS

                For the years ended December 31, 2006 and 2005
                                (In thousands)

                                                                                                               2006      2005
                                                                                                             --------  --------
Premiums and other revenues:
   Life and annuity premiums................................................................................ $412,889  $511,950
   Accident and health premiums.............................................................................   48,936    52,287
   Net investment income....................................................................................  201,155   200,942
   Commission and expense allowances on reinsurance ceded...................................................   18,443     8,316
   Amortization of interest maintenance reserve.............................................................       93       535
   Other income.............................................................................................    3,445     4,197
                                                                                                             --------  --------
      Total premiums and other revenues.....................................................................  684,961   778,227
Benefits and other deductions:
   Life and annuity benefits................................................................................  447,272   388,216
   Accident and health benefits.............................................................................   15,502    13,936
   Increase in reserves.....................................................................................   34,681   175,115
   Commissions..............................................................................................   70,415    81,932
   Commission and expense allowances on reinsurance assumed.................................................    2,341     2,916
   General insurance expenses...............................................................................   87,217    84,223
   Insurance taxes, licenses, and fees......................................................................    8,639     9,835
   Decrease in loading and cost of collection on deferred and uncollected premiums..........................     (375)     (137)
   Net transfers from separate accounts.....................................................................   (1,691)  (10,686)
                                                                                                             --------  --------
      Total benefits and other deductions...................................................................  664,001   745,350
                                                                                                             --------  --------
Gain from operations before dividends to policyholders, federal income taxes, and net realized capital gains
 (losses)...................................................................................................   20,960    32,877
Dividends to policyholders..................................................................................    1,166     1,154
                                                                                                             --------  --------
Gain from operations before federal income taxes and net realized capital gains (losses)....................   19,794    31,723
Federal income taxes........................................................................................       27    (1,098)
                                                                                                             --------  --------
Gain from operations before net realized capital gains (losses).............................................   19,767    32,821
Net realized capital gains (losses).........................................................................      221      (395)
                                                                                                             --------  --------
Net income.................................................................................................. $ 19,988  $ 32,426
                                                                                                             ========  ========

              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS

                For the years ended December 31, 2006 and 2005
                                (In thousands)

                                                                                                                2006      2005
                                                                                                              --------  --------
Capital and surplus prior year............................................................................... $274,938  $273,546

Changes in capital and surplus:
   Net income................................................................................................   19,988    32,426
   Change in net unrealized capital gains (net of taxes of $3,631 and $292, in 2006 and 2005, respectively)..    6,743      (542)
   Decrease in deferred income tax...........................................................................   (8,289)   (4,897)
   Decrease in nonadmitted assets............................................................................    8,816       966
   Decrease in liability for reinsurance in unauthorized companies...........................................        9        86
   Decrease (increase) in reserve on account of change in valuation basis....................................      668    (7,461)
   Decrease (increase) in asset valuation reserve............................................................    3,071      (479)
   Dividends to stockholder..................................................................................  (37,250)  (18,375)
   Decrease in surplus as a result of reinsurance............................................................     (190)     (332)
                                                                                                              --------  --------
      Net change in capital and surplus for the year.........................................................   (6,434)    1,392
                                                                                                              --------  --------
Total capital and surplus at end of year..................................................................... $268,504  $274,938
                                                                                                              ========  ========

              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                For the years ended December 31, 2006 and 2005
                                (In thousands)

                                                                                  2006       2005
                                                                               ---------  ---------
Cash flows from operating activities:
   Premiums, policy proceeds, and other considerations........................ $ 477,230  $ 567,073
   Net investment income......................................................   199,300    200,160
   Commission and expense allowances..........................................    18,360      8,575
   Benefits...................................................................  (457,496)  (402,175)
   Insurance expenses.........................................................  (172,761)  (176,913)
   Other, net.................................................................     3,255      4,078
   Dividends to policyholders.................................................    (1,187)      (990)
   Transfers from separate accounts...........................................     5,935     10,615
   Federal income taxes (paid) recovered......................................        (7)     3,054
                                                                               ---------  ---------
      Net cash provided by operating activities...............................    72,629    213,477

Cash flows from investment activities:
   Proceeds from sales, maturities, or repayments of investments:
   Bonds......................................................................   194,316    330,481
   Preferred stock............................................................       516      3,493
   Common stock...............................................................     4,130     35,086
   Mortgage loans.............................................................    94,315    105,253
   Real estate................................................................    21,650         20
   Other......................................................................     5,759     19,285
                                                                               ---------  ---------
      Total proceeds from sales, maturities, or repayments of investments.....   320,686    493,618

Cost of investments acquired:
   Bonds......................................................................  (224,046)  (621,511)
   Preferred stock............................................................        --     (2,028)
   Common stock...............................................................   (12,626)   (38,727)
   Mortgage loans.............................................................   (68,714)   (95,114)
   Real estate................................................................       (41)       (86)
   Other......................................................................    (1,109)   (16,864)
                                                                               ---------  ---------
      Total cost of investments acquired......................................  (306,536)  (774,330)
                                                                               ---------  ---------
      Net cash provided by (used in) investment activities....................    14,150   (280,712)
Cash flows from financing and miscellaneous activities:
   Dividend paid to stockholders..............................................   (37,250)   (12,250)
   Net (withdrawals) deposits on deposit-type contracts.......................    (3,290)     2,170
   Other applications--net....................................................    (6,291)    (7,213)
                                                                               ---------  ---------
      Net cash used in financing and miscellaneous activities.................   (46,831)   (17,293)
                                                                               ---------  ---------
Net increase (decrease) in cash and short-term investments....................    39,948    (84,528)
Cash and short-term investments--beginning of year............................    90,031    174,559
                                                                               ---------  ---------
Cash and short-term investments--end of year.................................. $ 129,979  $  90,031
                                                                               =========  =========

              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

           As of and for the years ended December 31, 2006 and 2005

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies

   Nature of Operations--Liberty Life Insurance Company (the "Company" or "LLIC") is domiciled in South Carolina and is a wholly owned subsidiary of Royal Bank of Canada ("RBC") through RBC's indirect wholly owned subsidiary, RBC Insurance Holdings (USA), Inc. ("RBCIH"), a Delaware holding company. The Company is licensed in 49 states and the District of Columbia and has three primary marketing divisions. The Company's Agency division markets various life insurance products to individuals including individual life, health, and interest sensitive whole life products. This division's primary market is in the Southeast. The Company's Direct Marketing division primarily markets term life, accident, and disability insurance designed to pay a residential mortgage balance upon the death or disability of the insured. This division markets through brokers and financial institutions across the country. The Company's Independent Distribution division markets a diversified portfolio of individual and investment products primarily distributed through a nationwide network of national marketing organizations and independent brokers.

   Statutory Merger--Liberty Life Insurance Company (NAIC # 65323) ( the "Predecessor Company") merged with and into its subsidiary, Business Men's Assurance Company of America ("BMA") on June 30, 2006, with the surviving entity being BMA.

   The following transactions occurred which effectively merged LLIC into BMA:

  . RBCIH contributed shares of the Predecessor Company to BMA in exchange for newly issued shares of BMA.

  . 5,114,112 outstanding shares of $1 par value BMA stock and 992 shares of $10,000 par value Predecessor Company stock were canceled.

  . BMA issued 9,920,000 shares of $1 par value stock to RBCIH with a total value of $161.7 million.

  .   BMA then changed its name to Liberty Life Insurance Company.

   Prior year amounts have been adjusted to reflect comparative merged company financial statements. The statutory merger method of accounting was used to reflect the merger which requires that the balance sheets, statements of income, statements of capital and surplus and statements of cash flows of the Predecessor Company and BMA be combined and restated as of January 1, 2005. Elimination of the beginning investment in subsidiary and related goodwill, reported as a write-in for gains and losses in surplus in the annual statement, have been reported as an adjustment to December 31, 2004 capital and surplus balance in the audited financial statements as follows:

Capital and surplus at 12/31/04, as reported in the annual statement. $ 444,421
Elimination of investment in subsidiary..............................  (146,395)
Write-off net admitted goodwill......................................   (24,480)
                                                                      ---------
Capital and surplus at 12/31/04, as reported in the audited financial statements......................................................... $ 273,546
                                                                      =========

   Basis of Presentation--The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the South Carolina Department of Insurance ("SCDOI"). The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital. The state of South Carolina has adopted the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)

Such practices vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). The more significant variances from GAAP are as follows:

   Investments--Investments in bonds, common stocks and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their NAIC rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale. Fair values of certain investments in bonds and stocks are based on values specified by the NAIC rather than actual or estimated market values. Real estate owned by the Company is included in investments rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties until sold on June 20, 2006. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of estimated future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Derivatives--The Company issues equity indexed annuity contracts whereby the contractholder's crediting rate is indexed to the overall performance of a market index, either the Dow Jones Industrial Average or the S&P 500. The company manages this risk by reinsuring the option risk that pays the interest credited to the contracts. The Company accounts for these contracts as reinsurance presenting the contract liability net of reinsurance. Payments to the reinsurer are recognized as a reduction of premiums.

   Under GAAP, the Company would be required to account for these contracts separately, including bifurcation of the embedded derivative in the annuity contract. These contracts would then be marked to fair market value with changes in the market value charged to income.

   Valuation Reserves--Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands; that net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying statements of admitted assets, liabilities and surplus. The Company's IMR at December 31, 2006 was an asset balance of approximately $2,190,000 which was nonadmitted in accordance with prescribed accounting practices. At December 31, 2005, the Company had a liability balance of $6,063,000. Realized capital gains and losses are reported in income net of tax and transfers to the IMR.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and an impairment is recorded when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to income.

   Policy Acquisition Costs--The costs of acquiring and renewing business, such as first year commissions and certain underwriting and issue expenses, are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Nonadmitted Assets--Certain assets are designated as nonadmitted and excluded from the statutory financial statements. These assets include receivables from agents and bills receivable, electronic data processing equipment, capitalized software, the asset balance of the IMR, furniture and equipment and prepaid pension cost. Changes to nonadmitted assets are charged directly to unassigned surplus.

   Premiums--Revenues for universal life and interest sensitive policies consist of the entire premium rather than only policy charges.

   Benefit Reserves--Certain policy reserves are calculated based on statutorily required interest and mortality assumptions and methods promulgated by the SCDOI rather than on estimated expected mortality, interest and withdrawal experience at the time of issue as is required under GAAP for traditional policies or at account value for interest-sensitive policies. Policy reserve increases or decreases caused by changes in valuation basis and certain amounts related to the acquisition or disposal of blocks of business or companies may be charged directly to statutory surplus.

   Universal Life Policies--Revenues for universal life policies consist of the entire premium received and benefits incurred represent the total of death benefits paid, cash surrenders, and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

   Reinsurance--Policy and contract liabilities are reported net of reinsured amounts, rather than gross as would be required by GAAP. A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for reinsurance recoverable amounts deemed uncollectible would be established through a charge to earnings. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Employee Benefits--For purposes of calculating the Company's postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Policyholder Dividends--Policyholder dividends are recognized when declared rather than over the term of the related policies.

   Statements of Cash Flows--Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

   Federal Income Tax--Deferred taxes are recorded based on temporary differences between the financial reporting and tax bases of assets and liabilities. However, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets. Changes in deferred taxes are charged to unassigned surplus. Under GAAP, changes in deferred taxes are recorded as part of the income tax provision.

   Comprehensive Income--Comprehensive income and its components are not presented in the statutory financial statements.

   Separate Accounts--The Company's guaranteed investment contracts ("GIC") are to be treated as a separate account. Under GAAP, the Company's GICs are included in the general account.

   Other significant accounting practices are as follows:

   Use of Estimates--The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying financial statements are unearned revenue reserves, assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities and accruals relating to legal and administrative proceedings.

   Investments--Bonds, preferred stocks, and common stocks are stated at values prescribed by the NAIC, as follows:

   Bonds not backed by other loans are reported at amortized cost or market value based on their NAIC rating. The discount or premium on bonds is amortized using the modified scientific method. For single-class and multiclass mortgage-backed/asset-backed securities, anticipated prepayments are considered when determining the amortization of discount or premium.

   Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are reviewed and adjusted periodically based on current prepayment assumptions using the retrospective method determined by the specific structure of the security owned.

   Redeemable and nonredeemable preferred stocks are reported at the lower of cost or amortized cost; however, those designated not to be in good standing are carried at market value as determined by the Securities Valuation Office of the NAIC ("SVO").

   Common stocks are reported at market value as determined by the SVO and the related unrealized gains and losses are reported in unassigned surplus, net of federal income taxes. Land is reported at cost and other real

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)

estate is reported at net depreciated cost, with depreciation calculated on a straight-line basis over the estimated useful lives of the properties.

   Mortgage loans are reported at unpaid principal balances, net of purchase discounts, premiums and allowance for impairments.

   Contract loans are reported at unpaid principal balances.

   Short-term investments include investments with maturities of less than one year at the date of acquisition.

   Changes in unrealized gains or losses on bonds, redeemable preferred stocks, mortgage loans, common stocks and nonredeemable preferred stocks are credited or charged directly to unassigned surplus, except with those securities with other-than-temporary impairment. A decline in a security's net realizable value that is other-than-temporary is treated as a realized loss in the statements of income--statutory basis and the cost basis of the security is reduced to its estimated fair value.

   Fair values of fixed maturity securities, as disclosed in Notes 2 and 11 in these financial statements, have been determined using quoted market prices, where available, and estimates of fair value for private placements and thinly-traded securities.

   Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

   Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2006 or 2005.

   Furniture and Equipment--Nonadmitted data processing equipment and furniture and equipment are depreciated over 5 to 14 years using the straight-line method. Depreciation expense on furniture and equipment amounted to $2,283,000 in 2006 and $2,415,000 in 2005.

   In 2006 the Company discontinued its relationship with an organization marketing certain mortgage origination products. As a result of this change, the Company determined the value of the related system was no longer recoverable and recognized an impairment charge of $3,228,000 for the net book value of the system. This charge is included in general insurance expenses in the accompanying statements of income--statutory basis.

   Premiums and Related Commissions--Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the terms of the policies.

   Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

   Policy Reserves and Benefits--Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)

valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the SCDOI. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. For Debit-Ordinary substandard polices, reserves are calculated using the same interest rate as for standard policies but using multiples of standard rates of mortality. Extra premiums are charged according to underwriting classification. For Regular-Ordinary substandard policies, mean reserves are calculated by computing the regular mean reserve for the plan and adding one-half of the extra premium charge for the year to that reserve. At December 31, 2006, the Company had approximately $529,410,000 of insurance in force for which the gross premiums are less than the net premium according to the standard of valuation set by the State of South Carolina. Reserves of approximately $2,911,000 have been provided for this deficiency at December 31, 2006.

   Tabular interest, tabular less actual reserve released and tabular cost are determined by formula. Tabular interest on funds not involving life contingencies is determined from the basic data for the calculation of the fund balance.

   Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances plus additions for any interest guarantees in excess of valuation interest rates.

   Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Claims reserves, including incurred but not reported claims, represent management's estimate of the ultimate liability associated with unpaid policy claims, based upon analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

   Benefits Paid or Provided--Benefits paid or provided to policyholders and beneficiaries include claims paid during the period, an accrual for claims reported but not yet paid, and an accrual for claims incurred but not reported based on historical claims experience modified for expected future trends.

   Claims and Claim Adjustment Expenses--Claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2006 and 2005. The reserves for unpaid claims and claim adjustment expenses are estimated using the individual case-basis valuations and statistical analyses. For disability policies, investment yields and morbidity rates are utilized in compliance with the NAIC's Model Regulation, "Minimum Reserve Standards for Individual and Group Health Insurance Contracts." All estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

   Reinsurance--Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, claim adjustment expenses and the reserves for policy and contract liabilities, claim adjustment expenses and unearned premiums are reported net of reinsured amounts.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Separate Accounts--The Company actively sells variable annuity and variable universal life products in its two separate accounts. The Company formerly sold insured GIC contracts. The final separate account GIC contract matured during 2006. The separate account assets are legally segregated and are not subject to claims which may arise from any other business of the Company.

   The assets and liabilities of the variable lines of business are reported at fair value since the underlying investment risks are assumed by the policy owners. Investment income and gains or losses arising from the variable lines of business accrue directly to the policy owners and are, therefore, not included in investment earnings in the accompanying statements of income--statutory basis. Separate account assets and liabilities for the variable lines of business totaled $33,751,000 and $30,485,000 at December 31, 2006 and 2005, respectively.

   The assets of the GIC line of business were maintained at an amount equal to the related liabilities. The assets related to the GIC line of business included bonds reported at amortized cost and loan-backed bonds and structured securities stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. The liabilities were reported at the original deposit amount plus accrued interest guaranteed to the contract holders. The net operating earnings of this product were included in the accompanying statements of income--statutory basis. Separate account assets and liabilities for the GIC line of business totaled $4,667,000 at December 31, 2005.

   Asset Valuation Reserve and IMR--The Company has established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's holdings of mortgages, investments in real estate, bonds, stocks, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added or charged to the AVR.

   The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

   Participating Policies--The Company has in force individual life participating policies contracts but does not presently issue any participating business. For the years ended December 31, 2006 and 2005, premiums under individual life participating policies were $2,322,000 or 0.50% of total individual life premiums earned, and $2,149,000, or 0.38 % of total individual life premiums earned, respectively. The Company paid dividends in the amount of $1,166,000 and $1,154,000 to policyholders in 2006 and 2005, respectively.

   Guaranty Fund Assessments--Guaranty fund assessment accruals are estimated by management at the time the events occur on which assessments are expected to be based. The Company recorded a liability for estimated future guaranty fund assessments of $1,598,000 and $1,805,000 as of December 31, 2006 and 2005,
respectively. A related receivable has been recorded for estimated premium tax credits of $1,167,000 and $1,342,000 as of December 31, 2006 and 2005,
respectively, which may be used over a 5 to 20 year period.

   Concentrations of Credit Risk--Financial instruments that potentially subject the Company to concentrations of credit risk are primarily cash, cash equivalents and investments. Cash equivalents are comprised of investments in money market securities. The Company limits the amount of credit exposure with any one financial institution and believes that no significant concentration of credit risk exists with respect to cash and investments.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Vulnerability due to Certain Concentrations--The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

   The Company markets its annuity products through third party national marketing organizations ("NMO's"). One of these NMO's accounted for approximately 34% of the Company's new annuity production during 2006. Changes in this NMO's business could have a material impact on the Company's operations.

   Postretirement Benefits--The projected future cost of providing benefits, such as health care and life insurance, to retirees and employees is recognized as an expense as employees render service, rather than when the benefits are paid. See Note 10 for further disclosures with respect to postretirement benefits other than pensions.

   Accounting Changes-- During 2006 and 2005, the Company changed various bases of valuation related to its reserves for annuity contracts. The cumulative effect of the change in accounting is reported as an adjustment to unassigned surplus. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting method had been applied retroactively for all prior periods. As a result of the accounting change, the Company reported a decrease in reserve on account of a change in valuation basis of $668,000 in 2006 which resulted in an increase to unassigned surplus and an increase in reserve on account of a change in valuation basis of $7,461,000 in 2005 which resulted in a decrease to unassigned surplus.

                        LIBERTY LIFE INSURANCE COMPANY

2. Investments

   Debt Securities--The cost or amortized cost and the fair value of investments in fixed maturity securities are summarized as follows:

                                                         Cost or     Gross      Gross    Estimated
                                                        Amortized  Unrealized Unrealized   Fair
                                                          Cost       Gains      Losses     Value
                                                        ---------- ---------- ---------- ----------
                                                                      (In thousands)
December 31, 2006
U.S. Treasury and government-sponsored corporations and
  agencies............................................. $  343,002  $   451    $ (6,208) $  337,245
Obligations of states and political subdivisions.......      8,455      102        (128)      8,429
Foreign--other.........................................     41,110      292        (363)     41,039
Corporate bonds........................................  1,093,634   16,953     (20,517)  1,090,070
Mortgage-backed securities:
   Government agencies.................................    241,796      796      (4,075)    238,517
   Corporate...........................................  1,014,407    5,068     (20,245)    999,230
                                                        ----------  -------    --------  ----------
       Total bonds.....................................  2,742,404   23,662     (51,536)  2,714,530
Preferred stock--redeemable............................      2,271       44         (62)      2,253
                                                        ----------  -------    --------  ----------
Total fixed maturity securities........................ $2,744,675  $23,706    $(51,598) $2,716,783
                                                        ==========  =======    ========  ==========
December 31, 2005
U.S. Treasury and government-sponsored corporations and
  agencies............................................. $  367,682  $   620    $ (6,316) $  361,986
Obligations of states and political subdivisions.......      8,736      141          --       8,877
Foreign--other.........................................      5,002      277          --       5,279
Corporate bonds........................................  1,094,863   29,264     (12,151)  1,111,976
Mortgage-backed securities:
   Government agencies.................................    242,570    2,942      (2,360)    243,152
   Corporate...........................................    998,390    8,405     (15,320)    991,475
                                                        ----------  -------    --------  ----------
       Total bonds*....................................  2,717,243   41,649     (36,147)  2,722,745
Preferred stock--redeemable............................      2,275       47         (65)      2,257
                                                        ----------  -------    --------  ----------
Total fixed maturity securities........................ $2,719,518  $41,696    $(36,212) $2,725,002
                                                        ==========  =======    ========  ==========

--------
  *At December 31, 2005, the Company carried certain bonds at the lower of cost or market with market value below cost by $1,199,000.

                        LIBERTY LIFE INSURANCE COMPANY

   The amortized cost and the estimated fair value of the bonds and mandatory redeemable preferred stock at December 31, 2006, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or repay obligations with or without call or prepayment penalties.

                                                                          Estimated
                                                               Amortized    Fair
                                                                 Cost       Value
                                                               ---------- ----------
Years to maturity:
   1 or less.................................................. $   23,705 $   23,618
   After 1 through 5..........................................    180,342    184,345
   After 5 through 10.........................................    582,385    576,188
   After 10...................................................    672,057    665,298
Mortgage-backed securities primarily maturing in 5 to 25 years  1,286,186  1,267,334
                                                               ---------- ----------
Total......................................................... $2,744,675 $2,716,783
                                                               ========== ==========

   At December 31, 2006 and 2005, the Company held less-than-investment grade corporate bonds of $693,000 and $7,531,000, with an aggregate fair market value of $662,000 and $7,572,000, respectively. These holdings amounted to less than ..03% of the Company's investments in bonds and less than .02% of the Company's total admitted assets. The holdings of less-than-investment grade bonds are of satisfactory quality based on the Company's investment policies and credit standards. At December 31, 2006 and 2005, the Company held no bonds which were not rated by the SVO or a nationally recognized statistical rating organization.

   At December 31, 2006 and 2005, bonds totaling $7,009,000 and $10,329,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

   The Company's nonredeemable preferred stock is carried at cost. Changes in unrealized gains and losses on investments in common stocks are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, those investments are summarized as follows (in thousands):

                                              Gross      Gross    Estimated
                                            Unrealized Unrealized   Fair
                                     Cost     Gains      Losses     Value
                                    ------- ---------- ---------- ---------
    December 31, 2006
    Preferred stocks--nonredeemable $   359  $   211     $  --     $   570
    Common stocks--unaffiliated....  69,314   16,227      (254)     85,287
    Common stocks--affiliated......   1,572      890        --       2,462
                                    -------  -------     -----     -------
    Total.......................... $71,245  $17,328     $(254)    $88,319
                                    =======  =======     =====     =======

                                              Gross      Gross    Estimated
                                            Unrealized Unrealized   Fair
                                     Cost     Gains      Losses     Value
                                    ------- ---------- ---------- ---------
    December 31, 2005
    Preferred stocks--nonredeemable $   685   $  417     $  --     $ 1,102
    Common stocks--unaffiliated....  60,896    8,304      (616)     68,584
                                    -------   ------     -----     -------
    Total.......................... $61,581   $8,721     $(616)    $69,686
                                    =======   ======     =====     =======

                        LIBERTY LIFE INSURANCE COMPANY

   Net realized gains (losses) on investments for the years ended December 31, 2006 and 2005 are summarized below:

                                                                  Net
                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                                              -------- -------- --------
                                                    (In thousands)
        Year Ended December 31, 2006:
        Bonds................................  $  595  $(3,244) $(2,649)
        Common stocks........................   1,494       --    1,494
        Preferred stocks.....................     190       --      190
        Other................................     381     (440)     (59)
                                               ------  -------  -------
        Total................................  $2,660  $(3,684)  (1,024)
                                               ======  =======
        Transfer to IMR......................                     1,245
                                                                -------
        Net realized capital gains net of IMR                   $   221
                                                                =======

                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                                              -------- -------- --------
                                                    (In thousands)
       Year Ended December 31, 2005:
       Bonds.................................  $1,070  $(5,299) $(4,229)
       Common stocks.........................   1,881   (1,001)     880
       Preferred stocks......................     186     (100)      86
       Other.................................     730     (325)     405
                                               ------  -------  -------
       Total.................................  $3,867  $(6,725)  (2,858)
                                               ======  =======
       Transfer to IMR.......................                     2,463
                                                                -------
       Net realized capital losses net of IMR                   $  (395)
                                                                =======

   Proceeds from the sale of bonds were $38,730,000 and $74,520,000 during 2006 and 2005, respectively. Gross gains of $355,000 and $721,000 and gross losses of $1,496,000 and $2,117,000 were realized on those sales, respectively.

   The invested assets owned by the Company in an unrealized loss position at December 31, 2006, is as follows (in thousands, except number of securities data):

                                      Less Than 12 Months            Greater Than 12 Months                   Total
                                 ------------------------------ -------------------------------- --------------------------------
                                 Number of   Fair    Unrealized Number of    Fair     Unrealized Number of    Fair     Unrealized
                                 Securities  Value     Losses   Securities   Value      Losses   Securities   Value      Losses
                                 ---------- -------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Fixed maturities:
  U.S. Treasury obligations and
   obligations of U.S
   government corporations and
   agencies.....................      1     $  2,063   $    9        6     $   48,574  $   861        7     $   50,637  $   870
  Corporate securities..........     68      316,200    4,276      131        578,932   21,022      199        895,132   25,298
  Mortgage-backed securities....     58      291,282    2,436      133        731,222   22,932      191      1,022,504   25,368
  Equity securities.............      5          738        5        2          4,567      311        7          5,305      316
                                    ---     --------   ------      ---     ----------  -------      ---     ----------  -------
Total...........................    132     $610,283   $6,726      272     $1,363,295  $45,126      404     $1,973,578  $51,852
                                    ===     ========   ======      ===     ==========  =======      ===     ==========  =======

                        LIBERTY LIFE INSURANCE COMPANY

   U.S. Treasury Obligations--The unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. government agencies were caused by market interest rate increases. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Company has the intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

   Mortgage-Backed Securities--The unrealized losses on the Company's investments in federal agency mortgage-backed securities were caused by interest rate increases. The contractual cash flow of these investments are guaranteed by an agency of the U.S. government. Accordingly, it is expected that the securities would not be settled at a price less than the amortized cost of the Company's investment. Because the decline in market value is attributable to changes in market interest rates and not credit quality and because the Company has the intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

   Included in mortgaged-backed securities are corporate issues with a fair value of $408,024,000 and unrealized losses of $11,464,000. 75% of these securities are less than 5% below amortized cost and therefore not considered to be other-than-temporarily impaired at December 31, 2006. The remaining $2,879,000 of unrealized losses are AAA rated securities. Because the Company has the intent to hold these investments until a recovery of fair value, which may be at maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

   Corporate Bonds--60% of the $25,298,000 in unrealized losses on investments in corporate bonds for the Company are on bonds where the market value is less than 5% below amortized cost. Of the remaining 40%, one corporation (Wilmington Trust) with a carrying value of $565,000 is rated B- and the others are investment grade in quality. Because the Company has the intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

   Marketable Equity Securities--The Company's unrealized losses on common and nonredeemable preferred stocks is not considered to be other than temporary.

   Real Estate--The components of the Company's real estate are summarized as follows:

                                                      December 31
                                                     -------------
                                                     2006   2005
                                                     ---- --------
                                                     (In thousands)
            Available for Sale:
             Land................................... $513 $  3,763
             Buildings..............................   --   24,541
             Accumulated depreciation...............   --  (11,579)
                                                     ---- --------
               Total real estate available for sale. $513 $ 16,725
                                                     ==== ========

   During 2005, the Company made the decision to offer for sale its home office complex and thus reclassified such building as available for sale as of December 31, 2005. The Company sold its home office complex on June 30, 2006, resulting in a gain of approximately $5,463,000. The Company leased back more than 10% of the

                        LIBERTY LIFE INSURANCE COMPANY
space under a seven-year lease; therefore the gain on the sale of the complex was deferred to be amortized over the term of the lease. During the year ended December 31, 2006, the Company recognized $390,000 of the gain on the sale. At December 31, 2006, $5,073,000 remains unrecognized.

   The property classified for sale at December 31, 2006 consists of undeveloped land adjoining the Company's home office complex. The property was sold in April of 2007 resulting in a gain of $782,000.

   Mortgage Loans-- The Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio. Carrying amounts as of December 31, 2006 and 2005 are as follows (in thousands):

                                           2006     2005
                                         -------- --------
                      State:
                         South Carolina. $ 51,681 $ 51,698
                         Tennessee......   48,361   46,905
                         North Carolina.   45,650   39,114
                         Florida........   45,240   45,781
                         Ohio...........   33,711   35,589
                         Missouri.......   32,311   34,670
                         Utah...........   30,195   35,822
                         Oklahoma.......   28,232   34,103
                         Virginia.......   27,812   22,942
                         Other..........  206,349  228,575
                                         -------- --------
                                         $549,542 $575,199
                                         ======== ========

   The minimum and maximum lending rates for mortgage loans were 6.05% and 6.95% during 2006 and 6.00% and 7.25% during 2005. At the issuance of a loan, the percentage of loan to value on any one loan did not exceed 75%. The Company held one mortgage with interest 180 days past due at December 31, 2006. The carrying value of the mortgage was approximately $6,000. The total non-admitted interest due on this mortgage was less than $1,000. The Company held no mortgages with interest 180 days past due at December 31, 2005.

   The Company's admitted assets invested in mortgage loans and real estate investments were $550,055,000 or approximately 14.59% of admitted assets as of December 31, 2006, and $591,924,000 or approximately 15.84% of admitted assets as of December 31, 2005. Mortgage loans are generally first mortgage loans on income-producing properties. The Company's investments in mortgage loans principally involve commercial real estate.

   During 2006, the Company reduced interest rates on seven mortgage loans. The December 31, 2006 principal balances and interest rate reductions are as follows: one loan of $1,343,138 by 2.00%, one loan of $6,280,414 by 1.60%, one loan of $1,194,417 by 1.50%, one loan of $1,569,643 by 1.35%, one loan of
$664,693 by 1.00%, one loan of $540,283 by 0.95% and one loan of $1,390,449 by
0.375%. During 2005, the Company reduced interest rates on seventeen mortgage loans. The December 31, 2005 principal balances and interest rate reductions are as follows: one loan of $708,096 by 2.75%, two loans of $1,974,295 by 2.625%, two loans of $3,441,338 by 2.50%, one loan of $2,045,892 by 2.30%, two loans of $3,928,907 by 2.25%, one loan of $1,073,311 by 2%, 1 loan of $987,376 by 1.90%, one loan of $1,768,760 by 1.875% one loan of $1,317,782 by 1.85%, two loans of $3,047,852 by 1.75%, one loan of $2,837,778 by 1.15%, one loan of
$2,150,884 by 1.0% and one loan of $1,067,686 by 0.815%.

                        LIBERTY LIFE INSURANCE COMPANY

   During 2006 and 2005, the Company had no mortgage loans that were converted to require payments of principal and interest to be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment required.

   Investment Income--Major categories of net investment income are summarized as follows:

                                                  Years ended December 31
                                                  ----------------------
                                                    2006        2005
                                                   --------    --------
                                                    (In thousands)
          Income:
             Bonds............................... $152,803    $143,082
             Preferred stocks....................      184         286
             Common stocks.......................    1,445       5,751
             Mortgage loans......................   39,586      43,606
             Real estate--property held for sale.    2,335       4,485
             Policy loans........................    6,870       6,675
             Other...............................    6,770       6,368
                                                   --------    --------
                 Total investment income.........  209,993     210,253
          Investment expenses and taxes..........   (8,838)     (9,311)
                                                   --------    --------
          Net investment income.................. $201,155    $200,942
                                                   ========    ========

3. Investment Contracts

   The carrying amounts and estimated fair values of the Company's liabilities for investment-type insurance contracts for the years ended December 31, 2006 and 2005, are as follows (in thousands):

                                                       2006                  2005
                                               --------------------- ---------------------
                                                Carrying  Estimated   Carrying  Estimated
                                                 Value    Fair Value   Value    Fair Value
                                               ---------- ---------- ---------- ----------
Guaranteed investment contracts............... $    4,105 $    4,137 $   65,978 $   66,460
Flexible and single-premium deferred annuities  1,488,121  1,375,699  1,384,967  1,283,103
Separate accounts.............................     19,233     18,883     19,183     19,010
                                               ---------- ---------- ---------- ----------
Total investment-type insurance contracts..... $1,511,459 $1,398,719 $1,470,128 $1,368,573
                                               ========== ========== ========== ==========

   The fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

4. Related-Party Transactions

   The Company is a member of a group of affiliated companies and expenses for certain administrative services are allocated among the group members. Net amounts paid to affiliated companies for such expenses were approximately $2,567,000 and $4,452,000 in 2006 and 2005, respectively.

   Liberty Capital Advisors, Inc. ("LCA") is an affiliate owned 100% by RBCIH and is a registered investment advisor. LCA provides investment management services to the Company in accordance with the Company's

                        LIBERTY LIFE INSURANCE COMPANY
investment policy. Net amounts paid under this agreement for 2006 and 2005 were approximately $2,252,000 and $2,156,000, respectively.

   During a portion of 2006 and 2005, the Company had notes receivable due from its direct parent, RBCIH. Under the terms of the note, the Company may advance to RBCIH up to $30,000,000. Interest is due monthly at a rate of LIBOR plus 1%. The principal is to be paid off annually on or before December 31. The interest income received from these notes in 2006 and 2005 was $61,000 and $31,000, respectively. No amount was receivable under the note as of December 31, 2006 and 2005.

   At December 31, 2006, the Company owned 51,668 shares of stock of RBC related to the employee benefit plan discussed in Note 10. The carrying amount of this investment was approximately $2,462,000 at December 31, 2006 and represented 0.07% of net admitted assets.

   The Company holds a surplus note totaling $57,000,000 payable to RBCIH. During the years ended December 31, 2006 and 2005, the Company recognized $4,019,000 and $2,842,000 in interest expenses which is included as a reduction of net investment income. See Note 7 for further details of this note.

   In 2006, the Company entered into a swap with RBC which is discussed in Note
19. This swap was purchased to hedge liabilities related to the stock-based compensation plan described in Note 10.

   The Company reported the following amounts due from (to) related parties:

                                                        December 31,
                                                       --------------
                                                         2006    2005
                                                       -------  -----
                                                       (In thousands)
          Liberty Capital Advisors--affiliate......... $    18  $ 409
          RBC Centura Bank--affiliate.................      --     12
          The Liberty Marketing Corporation--affiliate      67    256
          Royal Bank of Canada--ultimate parent.......       2     --
                                                       -------  -----
          Total receivable from affiliates............ $    87  $ 677
                                                       =======  =====
          RBC Insurance Services--affiliate........... $(2,766) $ (74)
          RBC Centura Bank--affiliate.................    (201)    --
          RBC Dain Rauscher--affiliate................     (69)   (63)
          RBC Insurance Holdings (USA)--parent........    (714)  (633)
                                                       -------  -----
          Total payable to affiliates................. $(3,750) $(770)
                                                       =======  =====

5. Federal Income Taxes

   Current income taxes incurred consist of the following major components:

                                                         December 31
                                                        ------------
                                                        2006    2005
                                                        ----  -------
                                                        (In thousands)
          Current year benefit......................... $--   $  (241)
          Adjustment of prior year tax liability.......  27      (857)
                                                        ---   -------
             Current year income tax expense (benefit). $27   $(1,098)
                                                        ===   =======

                        LIBERTY LIFE INSURANCE COMPANY

   Among the more significant book to tax adjustments for 2006 and 2005, excluding capital gains (losses), were the following:

                                                          December 31
                                                        ---------------
                                                         2006     2005
                                                        ------  -------
                                                         (In thousands)
        Income tax at statutory rate................... $7,005  $10,965
        IMR............................................   (468)  (1,049)
        Fixed assets--nonadmitted......................     --     (467)
        Prior period adjustments.......................    596      293
        Accrual adjustment.............................   (246)    (541)
        Key man life insurance.........................   (340)    (311)
        Service agreement--nonadmitted.................    325   (1,950)
        Statutory change in reserve--equity adjustment.    234   (2,611)
        Retirement plan................................   (892)      64
        Other..........................................    262       69
                                                        ------  -------
        Total income tax on operations................. $6,476  $ 4,462
                                                        ======  =======
        Federal and foreign income tax benefit......... $   27  $(1,098)
        Change in net deferred income tax on operations  6,449    5,560
                                                        ------  -------
        Total income tax on operations................. $6,476  $ 4,462
                                                        ======  =======

   The main components of the deferred tax amounts resulting from book/tax differences are as follows:

                                                          December 31
                                                      ------------------
                                                        2006      2005
                                                      --------  --------
                                                        (In thousands)
      Deferred Tax Assets
      Deemed ceding commission related to acquisition $ 75,588  $ 84,142
      Reserve for future policy benefits.............   33,325    32,392
      Reserve strengthening..........................    4,347     4,890
      Deferred acquisition costs.....................   27,482    27,215
      Nonadmitted assets.............................    4,623     6,463
      Employee benefit plans.........................   16,901    17,254
      Home office property...........................       80     1,134
      Deferred gain..................................    2,024        --
      Net operating loss carryforwards...............   12,787     7,674
      Net capital loss carryforwards.................    1,548     1,035
      Stocks and bonds...............................        9     1,518
      Other deferred tax assets......................    2,197     3,385
                                                      --------  --------
         Total deferred tax assets...................  180,911   187,102
      Total deferred tax assets nonadmitted..........  152,850   155,256
                                                      --------  --------
      Admitted deferred tax assets...................   28,061    31,846

      Deferred Tax Liabilities
      Stocks and bonds...............................    8,097     3,501
      Reserve weakening..............................    1,118       143
      Deferred and uncollected.......................    1,770     1,475
      Other..........................................      678       815
                                                      --------  --------
         Total deferred tax liabilities..............   11,663     5,934
                                                      --------  --------
      Net admitted deferred tax asset................ $ 16,398  $ 25,912
                                                      ========  ========
      Decrease in deferred tax assets nonadmitted.... $ (2,406) $ (6,934)
                                                      ========  ========

                        LIBERTY LIFE INSURANCE COMPANY

   The change in net deferred income taxes is comprised of the following:

                                                            December 31
                                                -----------------------------------
                                                                    2006      2005
                                                  2006     2005    Change    Change
                                                -------- -------- --------  -------
                                                           (In thousands)
Total deferred tax assets...................... $180,911 $187,102 $ (6,191) $(5,377)
Total deferred tax liabilities.................   11,663    5,934    5,729     (772)
                                                -------- -------- --------  -------
Net deferred tax asset......................... $169,248 $181,168  (11,920)  (4,605)
                                                ======== ========
Tax effect of unrealized losses................                      3,631     (292)
                                                                  --------  -------
Change in net deferred income tax..............                     (8,289)  (4,897)
Change in nonadmitted assets...................                      1,840     (663)
                                                                  --------  -------
Change in net deferred income tax on operations                   $ (6,449) $(5,560)
                                                                  ========  =======

   Certain amounts that were not currently taxed under the pre-1984 tax law were credited to a policyholder surplus account ("PSA"). The Company's PSA is approximately $63.4 million at December 31, 2006. The American Jobs Creation Act of 2004 enacted a two-year suspension of the tax on distributions from PSA's and reversed the order of distributions so that distributions may first be made from the PSA rather than the shareholder surplus account ("SSA"). The Company made a $14.1 million tax-free distribution from the PSA in 2006 and is currently analyzing the feasibility of making a deemed distribution election to transfer the remainder of the PSA balance to the SSA if such a transfer can be made tax-free. Should the Company not be able to distribute or transfer the remainder of the PSA during the two-year suspension period, the account would be taxable at regular corporate rates when distributed to stockholders. The Company has no present plans to distribute the amount in the PSA in a taxable transaction; consequently, no provision has been made in the financial statements for the taxes thereon. If such taxes were assessed, the taxes would amount to approximately $22 million.

   Earnings taxed on a current basis are accumulated in the SSA and can be distributed to stockholders without tax. The SSA amounted to approximately $84.8 million at December 31, 2006.

   The Company's net operating loss carryforwards available to offset future taxable income total $36,534,000 and expire December 31, 2017 through December 31, 2021. The Company also has net capital loss carryforwards of $4,422,000 which expire December 31, 2008 through December 31, 2011 and charitable contribution carryforwards of $2,359,000, of which $228,000 expire December 31, 2007 with the remainder expiring December 31, 2008 through December 31, 2011. In addition, the Company has net alternative minimum tax credit carryforwards of $62,000 and Katrina credit carryforwards of $81,000 which have no expiration date.

   There are no federal income taxes available for recoupment in the event of future net losses.

6. Reinsurance Agreements

   The Company no longer actively assumes reinsurance from other companies. The Company's block of assumption reinsurance was transferred to Generali Life Reassurance Co. under an assumption and coinsurance agreement. The gain associated with the transfer was deferred and recognized as the business is novated, effectively releasing the Company from any credit risks. The Company recognized $190,000 and $332,000 during the years ended December 31, 2006 and 2006, respectively, in miscellaneous income in the accompanying statements of income--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

   The Company reinsures with other companies portions of the life insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are up to $1,000,000 on an individual life policy. The Company remains contingently liable with respect to all reinsurance ceded by it to others. These contingent liabilities would become actual liabilities in the event that an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

   The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

                                                  December 31
                                               -----------------
                                                 2006     2005
                                               -------- --------
                                                (In thousands)
               Premiums....................... $ 80,291 $ 67,654
               Benefits paid or provided......   39,143   43,976
               Policy and contract liabilities  466,576  449,593

   In 1991, the Company entered into an agreement with Life Reassurance Corporation ("Life Re") to coinsure the Company's General Agency Division's universal life policies in force. The initial agreement provided for 80% coinsurance on policies in force at December 31, 1991, and 50% coinsurance on policies issued subsequent to such date. Effective July 1, 1995, the amount coinsured on policies written after December 31, 1991, was increased to 80%. Under the terms of the agreement, assets supporting the business ceded are required to be held in trust. At December 31, 2006, the Company's interest in the assets held in trust consisted of investments with an amortized cost of $51,566,000 and a fair value of $52,950,000. At December 31, 2005, the
Company's interest in the assets held in trust consisted of investments with an amortized cost of $53,056,000 and a fair value of $55,681,000. The Company does not record the assets held in trust or any net liability related to this reinsurance agreement.

   Neither the Company nor any of its related parties control, either directly or indirectly, any reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

   The Company has entered into reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. However, no reinsurance credits have been taken for those agreements. Also, it is estimated that there would be no aggregate reduction in surplus of a unilateral cancellation by the reinsurer as of December 31, 2006, even if the cancellation results in a net obligation of the Company to the reinsurer. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 2006, would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

7. Capital and Surplus

   The maximum amount of dividends that can be paid by South Carolina-domiciled insurance companies to shareholders without prior approval from the Director of Insurance is subject to restrictions relating to statutory surplus or net gain from operations. Without prior approval, the maximum dividend payment or series of payments over a 12-month period may not exceed the lesser of the prior year's net gain from operations or 10%

                        LIBERTY LIFE INSURANCE COMPANY
of policyholder's surplus when paid from other than earned surplus or the greater of the prior year's net gain from operations or 10% of policyholders' surplus when paid from earned surplus. The Company declared and paid dividends totaling $31,125,000 during 2006. The Company declared an additional dividend of $6,125,000 in December 2006 which was paid during January 2007. Since the total dividends were greater than the maximum allowed of $27,494,000, the Company asked for and received prior approval from the Director of Insurance. The Company declared and paid dividends totaling $18,375,000 during 2005 which was less than the maximum allowed for that year. The maximum dividend that the Company could pay from other than earned surplus during 2007 without prior approval of the Director of Insurance is $19,767,000.

   At December 31, 2006, the Company had no outstanding shares of cumulative convertible, nonvoting preferred stock.

   Under South Carolina insurance regulations, the Company is required to maintain minimum capital and surplus of $2,400,000 at December 31, 2006 and 2005. Life and health insurance companies are subject to certain risk-based capital requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2006 and 2005, the Company met the minimum capital requirements for risk-based capital and requirements for its state of domicile.

   A portion of unassigned surplus is represented by the following items:

                                                                                        December 31
                                                                                     -----------------
                                                                                       2006     2005
                                                                                     -------- --------
                                                                                      (In thousands)
Unrealized gains (net of taxes of $5,902 and $2,271 for 2006 and 2005, respectively) $ 10,961 $  4,217
Nonadmitted asset values............................................................  184,356  188,672
Asset valuation reserve.............................................................   31,298   34,369

   The Company holds a $57,000,000 surplus note as of December 31, 2006 and 2005 payable to the Company's parent company, RBC Insurance Holdings (USA), Inc. Payments of principal will begin July 31, 2013 and will consist of quarterly payments of $2,850,000 until April 30, 2018. The loan bears interest for each interest period on the unpaid principal amount at an annual rate equal to the sum of the Eurodollar rate determined for the period plus 1.69%, payable in arrears quarterly. The Company also pays a facility fee of an annual rate of 0.325% on the daily outstanding principal amount of the note, payable in arrears quarterly. Interest paid during 2006 and 2005 was $4,019,000 and $2,842,000, respectively. Interest paid from the inception of the note through December 31, 2006 was $9,706,000. The company has no unapproved interest or principal.

   The repayment conditions and restrictions of principal and/or interest on the surplus note are as follows: (1) The Company must notify the SCDOI at least 30 days before the scheduled payment date of its intent to make a payment;
(2) The SCDOI cannot disapprove the payment within 15 days after receipt of notice; (3) After the payment has been made, the total adjusted capital and surplus, as calculated under the rules and regulation prescribed by the NAIC, must exceed 400% of the Authorized Control Level Risk Based Capital stated in the most recently filed Annual Statement of the Company. Principal and interest must be paid out of surplus, excluding capital, and only if the Company maintains its reserves and its minimum capital and surplus as required by the SCDOI. Repayment of the principal and interest is subordinated to all general liabilities of the Company and the claims of policyholders and creditors of the Company, but ranks superior to the claim, interest, and equity of the shares or shareholders of the Company.

                        LIBERTY LIFE INSURANCE COMPANY

8. Commitments and Contingencies

   The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material effect on the Company's financial position or results of operations.

   The Company is party to an environmental remediation at a property on which it foreclosed in 1993. The property was subsequently sold, but the Company remains liable for the remediation. At December 31, 2006 and 2005, the Company accrued $85,000 and $92,000, respectively, which it believes is sufficient to cover any future liabilities related to this remediation.

   At December 31, 2006 and 2005, the Company had commitments to purchase additional investments totaling approximately $19,640,000 and $4,331,000, respectively.

   The Company has lease agreements, primarily for district offices and office equipment, which expire on various dates through 2014. Most of these agreements have optional renewal provisions covering additional periods of one to ten years. All leases were made in the ordinary course of business and contain no significant restrictions or obligations. Annual rental expense amounted to $2,834,000 for 2006 and $1,902,000 for 2005.

   On June 30, 2006, the Company sold its home office complex and leased back a portion of the space under a seven-year lease. The lease has no significant restrictions, obligations or future commitments and has two three-to-five-year renewal options. The amount paid under the lease during 2006 was $1,013,000.

   At December 31, 2006, the minimum aggregate lease commitments under these leases are as follows (in thousands):

                   Years ending December 31 Lease Commitment
                   ------------------------ ----------------
                     2007..................      $3,219
                     2008..................       2,908
                     2009..................       2,912
                     2010..................       2,836
                     2011..................       2,835
                     2012 and thereafter...       3,897

9. Reserves

   Life Reserves--As of December 31, 2006, the Company had $529,410,000 of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the state of South Carolina. The reserves to cover this insurance totaled $2,911,000.

   Tabular Interest and Tabular Less Actual Reserve Released have been determined by formula. Tabular Cost has been determined by formula or, alternatively, from the basic data for the calculation of policy reserves.

   Tabular Interest on Deposit-Type Contracts is the amount actually credited or accrued to the funds during the year.

                        LIBERTY LIFE INSURANCE COMPANY

   Annuity Reserves--The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows (in thousands):

                                                                          2006                 2005
                                                                  -------------------  -------------------
                                                                              Percent              Percent
                                                                    Amount    of Total   Amount    of Total
                                                                  ----------  -------- ----------  --------
Subject to discretionary withdrawal:
   At book value (no charge or adjustment)....................... $  328,590     20%   $  345,554     22%
   With market value adjustment..................................    447,751     27       471,224     29
   At book value, less surrender charge..........................    786,486     47       694,109     43
                                                                  ----------    ---    ----------    ---
       Subtotal..................................................  1,562,827     94     1,510,887     94
Not subject to discretionary withdrawal..........................     98,194      6        90,211      6
                                                                  ----------    ---    ----------    ---
Total annuity reserves and deposit fund liabilities..............  1,661,021    100%    1,601,098    100%
                                                                                ===                  ===
Reinsurance ceded................................................    (23,534)             (10,720)
                                                                  ----------           ----------
Total net annuity reserves and deposit fund liabilities.......... $1,637,487           $1,590,378
                                                                  ==========           ==========
Reconciliation to Exhibit 5 and Exhibit 7 of the Company's annual filing with the NAIC:
   Life & Accident & Health Statement............................
   Exhibit 5, Annuities Section--Total (net)..................... $1,571,501           $1,521,110
   Exhibit 5, Supplementary Contracts with.......................
   Life Contingencies section--Total (net).......................     16,791               17,150
   Exhibit 7, Deposit-Type Contracts, Line 14, Column 1..........     29,962               32,935
                                                                  ----------           ----------
       Subtotal..................................................  1,618,254            1,571,195
Separate Accounts Annual Statement
   Exhibit 3, Section B--totals (net)............................     19,233               19,183
                                                                  ----------           ----------
Total annuity actuarial reserves and deposit fund liabilities.... $1,637,487           $1,590,378
                                                                  ==========           ==========

                        LIBERTY LIFE INSURANCE COMPANY

10. Benefit Plans

   Defined Benefit Pension Plan--The Company previously sponsored two qualified defined benefit pension plans which were merged into the US Pension Plan for United States Dollar-Based Employees of RBC. Both plans are frozen for new entrants. One of the plans includes as part of its assets a guaranteed pension investment contract which is funded by the Company and provides for monthly payments to retirees covered by the plan. This contract balance was $40,640,000 and $34,830,000 at December 31, 2006 and 2005, respectively.

   The following table sets forth the plan's funded status as of December 31, 2006 and 2005 (in thousands):

                                                           2006     2005
                                                         -------  -------
      Change in benefit obligations:
         Benefit obligation at beginning of year........ $72,178  $67,214
         Service cost...................................     206      128
         Interest cost..................................   3,911    4,028
         Plan amendment.................................      94      295
         Transfer from another plan.....................   4,592       --
         Actuarial (gains) losses.......................  (2,327)   5,441
         Benefits paid..................................  (5,241)  (4,928)
                                                         -------  -------
      Benefit obligation at end of year.................  73,413   72,178

      Change in plan assets:
         Fair value of plan assets at beginning of year.  77,001   77,663
         Actual return on plan assets...................   7,559    4,266
         Transfer from another plan.....................   2,517       --
         Benefits paid..................................  (5,241)  (4,928)
                                                         -------  -------
      Fair value of plan assets at end of year..........  81,836   77,001
                                                         -------  -------
      Funded status of the plan.........................   8,423    4,823
      Unrecognized net actuarial loss...................   3,897    5,022
      Unrecognized prior service cost...................     343      270
                                                         -------  -------
      Prepaid pension cost.............................. $12,663  $10,115
                                                         =======  =======

   Net pension cost included the following components for the years ended December 31, 2006 and 2005 (in thousands):

                                                         2006     2005
                                                       -------  -------
       Service cost--benefits earned during the period $   226  $   128
       Interest cost on projected benefit obligation..   4,043    4,028
       Actual return on plan assets...................  (7,645)  (4,266)
       Net amortization and deferral..................     397      (34)
       Other..........................................     431       --
                                                       -------  -------
       Net pension benefit............................ $(2,548) $  (144)
                                                       =======  =======

                        LIBERTY LIFE INSURANCE COMPANY

   Net pension cost included the following components for the years ended December 31, 2006 and 2005 (in thousands):

   The pension plan's weighted-average asset allocations are as follows:

                                    December 31, December 31,
                                        2006         2005
                                    ------------ ------------
                  Equity securities      63%          61%
                  Debt securities..      37           39
                                        ---          ---
                  Total............     100%         100%
                                        ===          ===

   The assets of the pension plan are invested in a prudent manner for the sole benefit of the participants and beneficiaries in order to achieve the highest returns consistent with the prudence and diversification requirements of the Employee Retirement Income Security Act of 1974 and taking into account the plan's need for liquidity.

   The Pension Plan Management Committee oversees the investment of plan assets. The investment policies and goals are set forth in the plan's Statement of Investment Policies and Procedures. The statement sets out the asset mix policy, which was developed taking into account a number of factors including:

  . Investment characteristics, including expected returns, volatilities and correlations of both plan assets and liabilities

  . The plan's tolerance for risk which dictates the trade-off between increased short-term volatility and enhanced long-term expected returns

  . Diversification of plan assets through the inclusion of several asset classes to minimize the risk of large losses unless it is clearly prudent not to do so

  . The liquidity and current return of the portfolio relative to the anticipated cash flow requirements of the plan

  .   Actuarial factors such as membership demographics and real wage increases

   The asset mix policy ranges are as follows:

                                            Low Target High
                                            --- ------ ----
                    Fixed income securities 25%   40%   55%
                    Equity securities...... 45%   60%   75%

   The equity securities category includes both domestic and foreign equity securities. The target asset allocation of domestic and foreign securities is 35% and 25%, respectively.

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 6.0% for 2006 and 5.5% for 2005. Only employees 50 years and older continue to accrue benefits under this plan. The rate of increase in future compensation levels used for the employees in 2006 and 2005 was 3.5%. The expected long-term rate of return on assets was 7.0% in 2006 and 2005.

   Supplemental Retirement Programs and Deferred Compensation Plan--The Company has supplemental retirement programs for former senior executive officers, group sales managers and group sales persons who are

                        LIBERTY LIFE INSURANCE COMPANY
participants in the defined benefit pension plan. These programs are not qualified under Section 401(a) of the Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the pension plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the pension plan. This plan was frozen on September 30, 2003.

   The Company has several deferred compensation plans for former employees. These plans are not qualified under Section 401(a) of the Internal Revenue Code. All plans are frozen as to new entrants. At December 31, 2006 and 2005, the Company carried a liability of $6,520,000 and $6,954,000, respectively, for these plans. The actuarial present value of benefits shown below includes all managers from one of the frozen plans who have retired and are entitled to benefits under the program.

   The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status as of December 31, 2006 and 2005 (in thousands):

                                                      2006      2005
                                                    --------  --------
        Unfunded benefit obligations:
         Benefit obligation at beginning of year... $ 25,011  $ 24,568
         Interest cost.............................    1,359     1,394
         Actuarial (gains) losses..................     (858)    1,124
         Benefits paid.............................   (2,048)   (2,075)
                                                    --------  --------
        Benefit obligation at end of year..........   23,464    25,011
         Unrecognized net actuarial loss...........    8,801    10,070
         Adjustment to recognized minimum liability   (8,801)  (10,070)
                                                    --------  --------
        Accrued benefit liability.................. $(23,464) $(25,011)
                                                    ========  ========

   Net pension cost included the following components as of December 31, 2006 and 2005 (in thousands):

                                                         2006   2005
                                                        ------ ------
          Interest cost on projected benefit obligation $1,359 $1,394
          Net amortization and deferral................    411    353
                                                        ------ ------
          Net pension cost............................. $1,770 $1,747
                                                        ====== ======

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 6.00% for 2006 and 5.50% for 2005. The rate of increase in future compensation levels was 4.00% for 2005. There was no rate of increase in future compensation levels for 2006, as the plan benefits are frozen and not dependent on compensation.

   The Company established a rabbi trust for certain of the supplemental and deferred compensation plans described above. At December 31, 2006 and 2005, the trust held assets with a market value of approximately $24,172,000 and $24,363,000.

   The Company maintains a non-qualified deferred compensation plan for key employees in the United States under an arrangement called the RBC U.S. Wealth Accumulation Plan. This plan allows eligible employees to make deferrals of a portion of their annual bonus and allocate the deferrals among various fund choices, which include a

                        LIBERTY LIFE INSURANCE COMPANY
share unit fund that tracks the value of RBC common shares. Amounts deferred are credited with the investment earnings of the selected funds. The Company purchases similar investments, including RBC stock, to manage the economic exposure to the investment performance of the funds selected by the participants. The liability under this deferred compensation plan was $1,224,000 and $778,000 at December 31, 2006 and 2005, respectively.

   Savings and Investment Plans--The Company participates in the RBC-U.S.A. Retirement and Savings Plan (the "Plan"), a qualified defined contribution plan that covers all eligible employees of the Company. Employees have the option of making both pre-tax and Roth contributions to the Plan. The Company will make a matching contribution up to 6% of the employees' compensation which vests according to a sliding scale over a five-year period. The Company's matching contributions to the Plan were $1,151,000 and $1,223,000 for the years ended December 31, 2006 and 2005, respectively. The Company also makes a stock contribution to the Plan each year based on Company performance. The stock contribution target is 1% of each employee's compensation, up to a maximum of $500. Stock contributions totaled $161,000 and $169,000 for the years ended December 31, 2006 and 2005.

   Stock-Based Compensation--The Company offers performance deferred share award plans to certain key employees which vest over three to four years. The Company uses RBC stock and derivatives to manage the economic exposure to volatility in the price of RBC common shares under some of these plans. The stock-based compensation amounts recorded in general expenses in the statements of income--statutory basis and reported in the expense amounts below are net of the impact of these derivatives. Awards under the plans are deferred in the form of common shares which are held in trust until they fully vest or in the form of deferred share units ("DSU"). A portion of the award under some plans can be increased or decreased up to 50%, depending on RBC's total shareholder return compared to a defined peer group of North American financial institutions. The value of the DSU paid will be equivalent to the original award adjusted for dividends and changes in the market value of common shares at the time the award vests. The Company recorded a liability of $1,363,000 at December 31, 2006 under these plans. The Company recognized $1,419,000 in compensation expense related to these plans during the year ended December 31, 2006.

   Defined Benefit Health Care Plan--The Company sponsors the RBC Liberty Employees Health Benefit Plan, which provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. Alternatively, retirees may elect certain prepaid healthcare benefit plans. Life insurance benefits are generally set at a fixed amount.

   Net postretirement benefit costs include the expected cost of benefits for newly eligible or vested employees, interest cost, net gain or loss and amortization of the transition obligation.

                                                     2006    2005
                                                    ------  ------
                                                    (In thousands)
              Service cost......................... $   97  $  107
              Interest cost........................  1,237   1,416
              Amortization of net gain or loss.....    120   1,946
              Amortization of prior service cost...     89      89
              Amortization of transition obligation    685     685
                                                    ------  ------
              Net postretirement benefit cost...... $2,228  $4,243
                                                    ======  ======
              Company contributions................ $3,130  $3,322
                                                    ======  ======

                        LIBERTY LIFE INSURANCE COMPANY

   At December 31, 2006 and 2005, the Company's unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $20,365,000 and $24,186,000, respectively.

                                                       2006     2005
                                                     -------  -------
                                                      (In thousands)
         Unfunded postretirement benefit obligation:
         Beginning balance.......................... $24,186  $24,868
          Service cost..............................      97      107
          Interest cost.............................   1,237    1,416
          Actuarial (gains) losses..................  (2,025)     587
          Benefit payments..........................  (3,130)  (3,322)
          Transfer from affiliate...................      --      530
                                                     -------  -------
         Ending balance.............................  20,365   24,186
         Unrecognized net actuarial gain (loss).....     391   (1,754)
         Unrecognized transition obligation.........  (4,109)  (4,794)
         Unrecognized prior service cost............  (1,012)  (1,101)
                                                     -------  -------
         Accrued postretirement benefit obligation.. $15,635  $16,537
                                                     =======  =======

   The discount rate used in determining the accumulated postretirement benefit obligation was 6.0% and 5.5% at December 31, 2006 and 2005, respectively. The health care cost trend rates were 10.63% in 2006, then decreasing each year until reaching 5% in 2014 and after.

   Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trends would have the following effects (in thousands):

                                                        1 %      1 %
                                                      Increase Decrease
                                                      -------- --------
         Effect on total service and interest costs..   $ 24    $ (23)
         Effect on postretirement benefit obligations    398     (379)

   The Medicare Prescription Drug, Improvement and Modernization Act
(the "Act") provides for a voluntary prescription drug benefit program and subsidies for private plans offering actuarially equivalent plans to its voluntary prescription drug benefit program. The Company has determined that the prescription drug benefits provided by its health care plan are actuarially equivalent to the Act's prescription drug benefits. Accordingly, the accumulated postretirement benefits obligation of the health care plan has been reduced as of December 31, 2006 and 2005, by $2,783,000 and $2,179,000,
respectively.

   Postemployment Benefit Plan--The Company sponsors workers' compensation and medical benefit plans for disabled employees. The Company accrued $962,000 and $1,391,000 as of December 31, 2006 and 2005, respectively. The Company reduced general expenses by $429,000 and $2,318,000 for the years ended December 31, 2006 and 2005, respectively, as a result of reductions in reserves for medical benefits.

                        LIBERTY LIFE INSURANCE COMPANY

   The significant components of the change in the Company's postemployment benefit plans are presented below:

                                                                                         2006     2005
                                                                                        ------  -------
                                                                                         (In thousands)
Postemployment benefit plan liability:
Beginning balance...................................................................... $1,391  $ 3,245
Net increase (decrease) in reserve for workers' compensation claims....................    108      (51)
Net decrease in reserve for medical benefits related to disabled and COBRA participants   (537)  (1,803)
                                                                                        ------  -------
Ending balance......................................................................... $  962  $ 1,391
                                                                                        ======  =======

   Cash Flows--The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid (in thousands):

                              Pension Non-Qualified  Other
                               Plan       Plans     Benefits
                              ------- ------------- --------
                    2007..... $ 5,371    $1,971      $2,207
                    2008.....   5,305     1,930       2,180
                    2009.....   5,251     1,880       2,145
                    2010.....   5,206     1,828       2,100
                    2011.....   5,170     1,776       2,051
                    2012-2016  25,850     8,398       9,186

   No contributions are expected to be made to the Dollar-Based Plan, while $1,971,000 is expected to be paid with respect to the non-qualified benefit plans and $2,207,000 is expected to be paid with respect to the other post-retirement benefit plans in 2007.

                        LIBERTY LIFE INSURANCE COMPANY

11. Fair Values of Financial Instruments

   Statement of Statutory Accounting Principles ("SSAP") No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SSAP No. 27 excludes certain financial instruments and all non-financial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The following represents the carrying amount and fair value of significant assets and liabilities at December 31, 2006 and 2005 (in thousands):

                                              2006                      2005
                                    ------------------------  ------------------------
                                      Carrying      Fair        Carrying      Fair
                                       Amount       Value        Amount       Value
                                    -----------  -----------  -----------  -----------
Bonds.............................. $ 2,742,404  $ 2,714,530  $ 2,717,243  $ 2,722,745
Preferred stock....................       2,630        2,823        2,960        3,359
Common stock.......................      87,749       87,749       68,584       68,584
Mortgage loans.....................     549,542      559,159      575,199      593,532
Contract loans.....................     108,308      106,758      109,571      106,090
Cash and short-term investments....     129,979      129,979       90,031       90,031
Assets held in separate account....      33,751       33,751       35,152       35,220
Investment-type insurance contracts  (1,511,459)  (1,398,719)  (1,470,128)  (1,368,573)

   Additional data regarding fair values of the Company's investments is disclosed in Note 2.

   The following methods and assumptions were used by the Company in estimating fair value for financial instruments:

   Cash and Short-Term Investments--The carrying amounts reported in the balance sheets for these financial instruments approximate fair value.

   Investment Securities--The fair values for fixed maturity securities are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

   Mortgage Loans and Contract loans--The fair values for mortgage loans and contract loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates fair value.

                        LIBERTY LIFE INSURANCE COMPANY

   Funds Left on Deposit--Funds left on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

   Liabilities for Flexible and Single Premium Deferred Annuities--The cash surrender value of flexible and single premium deferred annuities approximates fair value.

   Liabilities for Guaranteed Investment Contracts--The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

12. Statutory Merger

   The results of BMA and LLIC prior to the merger on a statutory basis at June 30, 2006 and at December 31, 2005 are as follows (in thousands):

                                                               June 30,   December 31,
                                                                 2006         2005
                                                              ----------- ------------
                                                              (Unaudited)
Business Men's Assurance Company of America
Balance Sheets
Investments.................................................. $2,284,835   $2,266,447
Other assets.................................................     30,024       30,253
Separate accounts............................................     31,646       35,152
                                                              ----------   ----------
 Total admitted assets....................................... $2,346,505   $2,331,852
                                                              ==========   ==========
Insurance reserves........................................... $2,068,929   $2,048,487
Other liabilities............................................     92,695       95,074
Separate accounts............................................     31,646       35,152
Capital and surplus..........................................    153,235      153,139
                                                              ----------   ----------
 Total liabilities and capital and surplus................... $2,346,505   $2,331,852
                                                              ==========   ==========
Statements of Income
Revenues..................................................... $  239,671   $  517,328
Expenses and taxes...........................................    231,134      512,693
Net transfers--separate accounts.............................       (621)     (10,686)
                                                              ----------   ----------
 Net income.................................................. $    9,158   $   15,321
                                                              ==========   ==========
Dividends paid to LLIC reflected in capital and surplus above $    8,000   $    9,500
                                                              ==========   ==========

                        LIBERTY LIFE INSURANCE COMPANY

                                                              June 30,   December 31,
                                                                2006         2005
-                                                            ----------- ------------
                                                             (Unaudited)
Liberty Life Insurance Company
Balance Sheets
Investments................................................. $1,508,067   $1,516,319
Other assets................................................     75,214       76,275
                                                             ----------   ----------
   Total admitted assets.................................... $1,583,281   $1,592,594
                                                             ==========   ==========
Insurance reserves.......................................... $1,140,263   $1,140,693
Other liabilities...........................................    152,370      150,721
Capital and surplus.........................................    290,648      301,180
                                                             ----------   ----------
   Total liabilities and capital and surplus................ $1,583,281   $1,592,594
                                                             ==========   ==========
Statements of Income
Revenues.................................................... $  135,337   $  270,400
Expenses and taxes..........................................    127,307      243,795
                                                             ----------   ----------
   Net income............................................... $    8,030   $   26,605
                                                             ==========   ==========
Investment in BMA included in investments above............. $  177,877   $  179,382
                                                             ==========   ==========
Dividend income received from BMA included in revenues above $    8,000   $    9,500
                                                             ==========   ==========

13. Separate Accounts

   Investment risks associated with market value changes in the separate accounts are borne by the policyholder. The following reserves are valued at fair value, are subject to discretionary withdrawal at market value and have no associated minimum return guarantees.

                                                       2006    2005
                                                      ------- -------
                                                      (in thousands)
          Premiums, deposits and other considerations $ 3,780 $ 3,230
                                                      ======= =======
          Separate account reserves.................. $32,558 $28,891
          Due from general account...................   1,193   1,594
                                                      ------- -------
          Total separate account assets/liabilities.. $33,751 $30,485
                                                      ======= =======

   The following reserves are valued at amortized cost, are subjected to discretionary withdrawal with a market value adjustment and provide a minimum return guarantee of less than 4%.

                                                        2006   2005
                                                        ----  ------
                                                        (in thousands)
            Premiums, deposits and other considerations $--   $   --
                                                        ===   ======
            Separate account reserves.................. $--   $1,048
            Due from general account...................  --    3,843
            IMR Asset..................................  --     (224)
                                                        ---   ------
            Total separate account assets/liabilities.. $--   $4,667
                                                        ===   ======

                        LIBERTY LIFE INSURANCE COMPANY

   A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 2006 and 2005, is presented below (in thousands):

                                                                                         2006     2005
                                                                                       -------  --------
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
   Transfers to separate accounts..................................................... $ 3,780  $  3,229
   Transfers from separate accounts...................................................  (5,472)  (13,917)
   Other..............................................................................       1         2
                                                                                       -------  --------
Net transfers from separate accounts as reported in the Statements of Income-Statutory
  Basis............................................................................... $(1,691) $(10,686)
                                                                                       =======  ========

14. Deferred and Uncollected Premiums

   Deferred and uncollected life insurance premiums were as follows:

                                              December 31, 2006 December 31, 2005
                                              ----------------  -----------------
                                                       Net of            Net of
                                               Gross   Loading  Gross    Loading
                                              ------   -------   ------  -------
                                                      (In thousands)
   Industrial................................ $   54   $   37   $   70   $   48
   Ordinary new business.....................   (183)    (204)     229      229
   Ordinary renewal..........................  3,587    3,585    3,837    3,454
   Credit life...............................     --       --        1        1
   Group life................................  1,346    1,654    1,539    1,837
                                              ------   ------    ------  ------
          Total.............................. $4,804    5,072   $5,676    5,569
                                              ======             ======
   Less nonadmitted..........................             412               337
                                                       ------            ------
   Net deferred and uncollected life premiums          $4,660            $5,232
                                                       ======            ======

   A premium deficiency reserve of $2,911,000 and $2,690,000 was recorded during 2006 and 2005, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation.

15. Third-party Administrators

   The Company uses third-party administrators ("TPAs") in the marketing of term life ("Life"), accidental death ("AD") and disability ("DIS") insurance for mortgages.

   Direct insurance premiums written by TPAs totaled $25,252,000 and $31,807,000 during 2006 and 2005, respectively. The TPAs used by the Company include Intersections Insurance Services, Inc. ("IISI"), First Service Group ("FSG"), and Lawrence Victoria Insurance Agency, Inc. ("LVIA").

   The Company has an exclusive contract with IISI for the marketing of such products while the contracts with FSG and LVIA are not exclusive.

                        LIBERTY LIFE INSURANCE COMPANY

         Name and Address of                        Types of     Type of    (in thousands)
          Managing General                FEIN      Business    Authority    Total Direct
 Agent or Third- Party Administrator     Number     Written      Granted    Premium Written
 -----------------------------------   ---------- ------------- ---------   ---------------
                                                                             2006    2005
                                                                            ------- -------
Intersections Insurance Services, Inc. 36-3147555            AD      P      $23,608 $29,954
315 W. University Dr.
Arlington Heights, Illinois 60004
Aggregate amounts.....................            AD, Life, Dis    U,P        1,644   1,853
                                                                            ------- -------
Total.................................                                      $25,252 $31,807
                                                                            ======= =======
                                          P--Premium Collection U--Underwriting Authorities

16. Changes in Incurred Claims and Claim Adjustment Expenses

                                                December 31
                                             -----------------
                                               2006     2005
                                             -------- --------
                                               (In thousands)
                 Balance--January 1......... $ 26,411 $ 26,044
                 Less reinsurance recoveries    5,174    2,461
                                             -------- --------
                 Net balance--January 1.....   21,237   23,583
                                             -------- --------
                 Incurred related to:
                    Current year............  167,828  158,214
                    Prior year..............    5,469     (963)
                                             -------- --------
                        Total incurred......  173,297  157,251
                                             -------- --------
                 Paid related to:
                    Current year............  148,362  140,931
                    Prior year..............   19,905   18,666
                                             -------- --------
                        Total paid..........  168,267  159,597
                                             -------- --------
                 Net balance--December 31...   26,267   21,237
                 Plus reinsurance recoveries    7,995    5,174
                                             -------- --------
                 Balance--December 31....... $ 34,262 $ 26,411
                                             ======== ========

   The balance of reserves for incurred losses and loss adjustment expenses related to insured events from prior years was $6.8 million and $5.4 million at December 31, 2006 and 2005, respectively. The increase is a result of fluctuations in claims experience in the life insurance line of business and ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims. The Company does not have retrospectively rated policies, so there is no accrual of additional or returned premiums due to changes in this loss reserve.

                        LIBERTY LIFE INSURANCE COMPANY

17. Components of General Expenses and Insurance Taxes, Licenses and Fees

                                                                 December 31
                                                               ---------------
                                                                2006    2005
                                                               ------- -------
                                                               (In thousands)
  General expenses:
     Rent..................................................... $ 4,114 $ 4,260
     Salaries and wages.......................................  27,729  28,128
     Contributions for benefit plans..........................   7,867  14,774
     Legal, public accountants, and consulting actuaries fees.   2,506   2,550
     Advertising..............................................   8,352   7,174
     Postage, express, and telephone..........................   3,163   3,048
     Rental of equipment......................................     741     798
     Cost or depreciation of EDP equipment and software.......   7,828   2,651
     All other................................................  24,917  20,840
                                                               ------- -------
  Total general expenses...................................... $87,217 $84,223
                                                               ======= =======
  Insurance taxes, licenses, and fees:
     State insurance department licenses, and fees............ $ 1,686 $ 1,572
     State tax on premiums....................................   3,668   5,264
     U.S. Social Security taxes...............................   2,159   2,005
     All other................................................   1,126     994
                                                               ------- -------
  Total insurance taxes, licenses, and fees................... $ 8,639 $ 9,835
                                                               ======= =======

18. Derivatives

   In 2006, the Company entered into a swap with RBC to hedge the compensation liability associated with the stock-based compensation plan described in Note
10. The risks to be hedged include price and dividend risk with respect to the stock of Royal Bank of Canada. The fair value of the swap at December 31, 2006 was $1,000. General expenses were reduced by $1,000 during 2006 as a result of the derivative. The notional amount of the derivative was $508,000 at December 31, 2006.

                        LIBERTY LIFE INSURANCE COMPANY

          NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS--(Concluded)


19. Reconciliation of Statements of Cash Flow--Statutory Basis to the Annual Statement

   Reclassifications were made to the Statements of Cash Flows for the year ended December 31, 2006 to appropriately classify items related to waived premiums, funds received under a reinsurance contract, intercompany balances, electronic data processing equipment and software as follows:

                                                                                     December 31,
                                                                                         2006
                                                                                    --------------
                                                                                    (in thousands)
Net cash provided by operating activities per accompanying statements of cash flows    $ 72,629
Reinsurance contract...............................................................     (14,355)
Waived premiums....................................................................       1,896
Capitalized software costs.........................................................       3,615
                                                                                       --------
Net cash provided by operating activities per Company's Annual Statement...........      63,785

Net cash used in operating activities per accompanying statements of cash flows....     (46,831)
Intercompany balances..............................................................       2,557
EDP & software.....................................................................       6,287
                                                                                       --------
Net cash used in operating activities per Company's Annual Statement...............     (37,987)

Net impact on cash and short-term investments--end of year.........................    $     --
                                                                                       ========

                                    ******